     As filed with the Securities and Exchange Commission on April 30, 2003
                                                      Registration No. 333-69852
                                                                       811-08433

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [ ]
            Pre-Effective Amendment No.                      [ ]
            Post-Effective Amendment No. 4                   [X]
                                           and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
            Amendment No. 3                                  [X]

                                  (Check appropriate box or boxes)

MetLife Investors Variable Life Account Five
  (Exact Name of Registrant)
MetLife Investors Insurance Company of California
  (Name of Depositor)
  22 Corporate Plaza Drive
  Newport Beach, CA 92660
  (Address of Depositor's Principal Executive Offices)

Name and complete address of agent for service:
  Michael K. Farrell
  MetLife Investors Insurance Company of California
  22 Corporate Plaza Drive
  Newport Beach, CA 92660
  (800) 989-3752
  Copies to:
  Richard C. Pearson      and              Stephen E. Roth
  Executive Vice President,                Sutherland Asbill & Brennan LLP
  General Counsel and Secretary            1275 Pennsylvania Avenue, N.W.
  MetLife Investors Insurance              Washington, D.C. 20004-2415
  Company of California                    (202) 383-0100
  22 Corporate Plaza Drive
  Newport Beach, CA 92660
  and
  W. Thomas Conner
  Sutherland Asbill & Brennan LLP
  1275 Pennsylvania Avenue, N.W.
  Washington, D.C. 20004-2415
  (202) 383-0590


  It is proposed that this filing will become effective (check appropriate box)
  [ ] immediately upon filing pursuant to paragraph (b)
  [X] on May 1, 2003 pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(1)
  [ ] on (date) pursuant to paragraph (a) (1) of Rule 485
  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Flexible Premium Joint and Last Survivor Variable Life Insurance Policy and Flexible Premium Single Variable Life Insurance Policy (Title and amount of securities being registered)

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

             JOINT AND LAST SURVIVOR POLICY AND SINGLE LIFE POLICY

                                   ISSUED BY

               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE

This prospectus describes two variable life insurance policies, the Flexible Premium Joint and Last Survivor Variable Life Insurance Policy (Joint and Last Survivor Policy) and the Flexible Premium Single Variable Life Insurance Policy (Single Life Policy). Our use of the word Policy in this Prospectus refers to both policies except where otherwise noted. WE CURRENTLY ARE NOT OFFERING THE JOINT AND LAST SURVIVOR POLICY.

We have designed the Policy for use in estate and retirement planning and other insurance needs of individuals.
The Policy provides for maximum flexibility by allowing you to vary your premium payments and to change the level of death benefits payable.


You, the policyowner, have a number of investment choices in the Policy. These investment choices include a General Account as well as the following 19 Investment Funds listed below which are offered through our Separate Account. When you purchase a Policy, you bear the complete investment risk. This means that the Accumulation Account Value of your Policy may increase and decrease depending upon the investment performance of the Investment Fund(s) you select. The duration of the Policy and, under some circumstances, the death benefit will increase and decrease depending upon investment performance.


MET INVESTORS SERIES TRUST (CLASS A):



      Harris Oakmark International Portfolio


      Janus Aggressive Growth Portfolio

      Lord Abbett Bond Debenture Portfolio
      Lord Abbett Growth and Income Portfolio

      Met/AIM Mid Cap Core Equity Portfolio


      Met/AIM Small Cap Growth Portfolio


      Met/Putnam Research Portfolio

      MFS Research International Portfolio


      Oppenheimer Capital Appreciation Portfolio

      PIMCO Inflation Protected Bond Portfolio

      PIMCO Innovation Portfolio

      PIMCO Money Market Portfolio

      PIMCO Total Return Portfolio



      T. Rowe Price Mid-Cap Growth Portfolio

      Third Avenue Small Cap Value Portfolio

METROPOLITAN SERIES FUND, INC. (CLASS A):
      Davis Venture Value Portfolio
      Harris Oakmark Focused Value Portfolio
      Jennison Growth Portfolio
      MetLife Stock Index Portfolio


THE SEC HAS NOT APPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION THAT IT HAS IS A CRIMINAL OFFENSE.

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Joint and Last Survivor Policy and the Single Life Policy.

The Policy:

..  is not a bank deposit.
..  is not federally insured.
..  is not endorsed by any bank or government agency.

The Policy is subject to investment risk. You may be subject to loss of principal.

May 1, 2003

TABLE OF CONTENTS                                                              PAGE
SUMMARY OF BENEFITS AND RISKS.................................................   4
     Benefits of the Policy...................................................   4
     Risks of the Policy......................................................   5
     Risks of the Investment Funds............................................   7
FEE TABLES....................................................................   7
     Transaction Fees.........................................................   8
     Periodic Charges Other Than Investment Fund Operating Expenses...........   9
     Annual Investment Fund Operating Expenses................................  12
THE VARIABLE LIFE INSURANCE POLICY............................................  14
     Who Should Purchase the Policy?..........................................  14
     Replacing Existing Insurance.............................................  14
PURCHASES.....................................................................  14
     Application for a Policy.................................................  14
     Premiums.................................................................  14
     Unscheduled Premiums.....................................................  15
     Lapse and Grace Period...................................................  15
     Reinstatement............................................................  16
     Allocation of Premium....................................................  16
     Accumulation Account Value of Your Policy................................  17
     Method of Determining Accumulation Account Value of an Investment Fund...  17
     Net Investment Factor....................................................  17
     Our Right to Reject or Return a Premium Payment..........................  18
THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS.................................  18
     MetLife Investors and the Separate Account...............................  18
     Substitution and Limitations on Further Investments......................  20
     Voting...................................................................  20
     Transfers................................................................  21
     Dollar Cost Averaging....................................................  21
     Portfolio Rebalancing....................................................  22
     Approved Asset Allocation Programs.......................................  22
DEATH BENEFIT.................................................................  22
     Change of Death Benefit..................................................  24
     Change in Face Amount....................................................  24
ACCESS TO YOUR MONEY..........................................................  25
     Policy Loans.............................................................  25
     Loan Interest Charged....................................................  26
     Security.................................................................  26
     Repaying Policy Debt.....................................................  26
     Partial Withdrawals......................................................  26
     Pro-Rata Surrender.......................................................  27
     Full Surrenders..........................................................  28
OTHER INFORMATION.............................................................  28
     The General Account......................................................  28
     Distribution.............................................................  28
     Suspension of Payments or Transfers......................................  29
     Ownership................................................................  29
     Conversion Rights........................................................  30
     Additional Benefits......................................................  30
     Legal Proceedings........................................................  31
     Experts..................................................................  32
     Financial Statements.....................................................  32
     Restrictions on Financial Transactions...................................  32
CHARGES.......................................................................  32
     Deductions from Each Premium Payment.....................................  32
     Monthly Deduction........................................................  33
     Charges for Additional Benefit Riders....................................  35
     Mortality and Expense Risk Charge........................................  35
     Surrender Charge.........................................................  35
     Transaction Charges......................................................  36

TABLE OF CONTENTS                                                           PAGE

     Projection of Benefits and Values Charge..............................  36
     Investment Fund Expenses..............................................  36

FEDERAL TAX STATUS.........................................................  37

SPECIAL TERMS..............................................................  41

SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. The Special Terms section at the end of the prospectus defines certain words and phrases used in this prospectus.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is a contract between you the Owner, and us, an insurance company, under which we provide insurance protection. Upon receipt of satisfactory proof of death of the person insured with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, the death of the Last Insured, we pay death proceeds to your selected Beneficiary. Death proceeds equal the death benefit on the date of death of the Insured (or the Last Insured), plus any additional insurance provided by rider, less any Indebtedness and cost of insurance and any other charges that may be due.

POLICY FLEXIBILITY. The Policy is "flexible" because:

..  the frequency and amount of premiums can vary;

..  you can choose among death benefit options; and

..  you can change the amount of insurance coverage.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options: Option A, Option B and Option C. Option A provides a level death benefit equal to the Face Amount of your Policy. Options B and C provide a variable death benefit equal to the Policy's Face Amount plus the Accumulation Account Value of the Policy on the Insured's (or Last Insured's) date of death. The death benefits under all three Options are subject to increases required by the Internal Revenue Code of 1986. If your Policy is issued with either Option A or Option B, you may later change your death benefit option. A Policy issued with an Option C death benefit may not be changed.

FREE LOOK. You may cancel the Policy within 20 days after you receive it, or the 45th day after you sign your application, whichever period ends later. We will refund all premiums paid. If you are age 60 or older on the Issue Date, you can cancel the Policy within 30 days after you receive it, and we will refund your Policy's Accumulation Account Value plus any fees and charges (i.e., premium tax charge, Federal tax charge, selection and issue expense charge, percent of premium charge and mortality and expense risk charge) deducted from the Accumulation Account Value as of the day we receive your returned Policy.


INVESTMENT CHOICES. You can allocate your Net Premiums and Accumulation Account Value to our General Account or among any or all of the nineteen Investment Funds available through the Policy. The Investment Funds available include equity funds, bond funds and a money market fund.


PARTIAL WITHDRAWALS. After the first Policy year, you may make partial withdrawals from the Policy's Cash Surrender Value. Each Policy year you are allowed 12 free partial withdrawals. For each partial withdrawal in excess of 12, we may impose a $25 fee. We reserve the right to limit the number and minimum amount of partial withdrawals you may make in a Policy year. Partial withdrawals may have tax consequences.

TRANSFERS. You may transfer amounts in your Policy from any Investment Fund to another Investment Fund, or to or from the General Account (subject to restrictions). You can make 12 transfers in a Policy year without charge. For each transfer in excess of 12, we may impose a $25 fee. We reserve the right to limit the number and amount of transfers you may make in a Policy year. We offer the following automated transfer privileges:

.. DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of specified dollar amounts from the PIMCO Money Market Portfolio to other Investment Funds on a monthly basis.

.. PORTFOLIO REBALANCING. Under the portfolio rebalancing program, you may direct us to automatically restore the balance of the Accumulation Account Value in the General Account and the Investment Funds to the percentages determined in advance.


LOANS. You may borrow Accumulation Account Value from your Policy. The maximum amount you may borrow is the Accumulation Account Value of the Policy net of the surrender charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest to be earned through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.5% on your loan. However, we credit interest at an annual rate of at least 4% on the amount we hold in the Loan Subaccount as security for the loan. Loans may have tax consequences.

PRO-RATA SURRENDERS. After the first Policy year, you may make a Pro-Rata Surrender of the Policy that will reduce the Face Amount and the Accumulation Account Value by any whole percentage chosen by you. A Pro-Rata Surrender may have tax consequences.


SURRENDERS. You may make a full surrender of the Policy for its Cash Surrender Value at any time. The Policy's Cash Surrender Value equals the Accumulation Account Value reduced by any Policy loan and accrued loan interest and by any applicable surrender charge. A surrender may have tax consequences.


TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial withdrawals and Pro-Rata Surrenders should be non-taxable until you have withdrawn or made a Pro-Rata Surrender of an amount equal to your total investment in the Policy. Death proceeds paid to your beneficiary should be free of Federal income tax.

CONVERSION PRIVILEGE. During the first two Policy years, you have a one-time right to convert the Policy to fixed benefit coverage by irrevocably electing to transfer all of your Accumulation Account Value, and to allocate all future premiums, to the General Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge or transfer limits, if any, and will have no effect on the Policy's death benefit, Face Amount, net amount at risk, rate class or Issue Age.

ADDITIONAL BENEFITS. We offer several riders that provide additional insurance benefits under the Policy, such as the Supplemental Coverage Term Rider, which provides an additional death benefit payable on the death of the Insured(s). We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you.


PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.


RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's Accumulation Account Value in one or more Investment Funds, then you will be subject to the risk that investment performance will be unfavorable and that your Accumulation Account Value will decrease. In addition, we deduct Policy fees and charges from your Policy's Accumulation Account Value, which can significantly reduce your Policy's Accumulation Account Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's Accumulation Account Value. It is possible to lose your full investment and your Policy could lapse without value unless you pay additional premium. If you allocate Accumulation Account Value to the General Account, then we credit such Accumulation Account Value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

SURRENDER AND WITHDRAWAL RISKS. The Policy is designed to provide lifetime insurance protection. The Policy is not offered primarily as an investment and should not be used as a short-term savings vehicle. If you surrender the Policy or let it lapse (terminate without value) within the first 10 Policy years (and, for the Single Life Policy, within the first 10 Policy years following an increase in Face Amount), you will be subject to a surrender charge. You will also be subject to income tax on any gain that is distributed or deemed to be distributed from the Policy.

You will also be subject to a surrender charge if you make a Pro-Rata Surrender, or a partial withdrawal or change in death benefit option resulting in a Face Amount reduction, within the first 10 Policy years (or, for the Single Life Policy, within the first 10 Policy years following an increase in Face Amount).

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's Accumulation Account Value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges determine the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have not paid a sufficient amount of premiums or if the investment performance of the Investment Funds is poor. If your Cash Surrender Value is insufficient to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Regardless of your Cash Surrender Value, however, your Policy generally will not lapse: (1) during the first five Policy years, if you pay certain required premium amounts; or (2) if you are protected by the Secondary Guarantee Rider. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.


TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law, although there is some uncertainty regarding the Federal tax treatment of joint and last survivor policies. In addition, if a term rider is added to your Policy, or if your Policy is issued on a substandard basis, there is some risk that the Policy will not be treated as a life insurance contract under Federal tax law, particularly if you pay the full amount of premiums permitted under the Policy. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in receipt of any portion of your Policy's Accumulation Account Value until there is an actual distribution from the Policy. Moreover, death benefits payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary should generally not have to pay Federal income tax on the death benefit, other taxes, such as estate taxes, may apply.



Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract, or MEC, due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your policy becomes a MEC, surrenders, partial withdrawals, Pro-Rata Surrenders and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal, Pro-Rata Surrender or loan, the amount that is included in income will generally be subject to a 10% penalty tax.


If the Policy is not a MEC, distributions will generally be treated first as a return of basis, or investment in the contract, and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See "Federal Tax Status." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the Accumulation Account Value of your Policy over time because we subtract the amount of the loan from the Investment Funds and/or the General Account as collateral, and hold it in our Loan Subaccount. This loan collateral does not participate in the investment experience of the Investment Funds or receive any higher current interest rate credited to the General Account.

We also reduce the amount we pay on the Insured's (or Last Insured's, with respect to the Joint and Last Survivor Policy) death by the amount of any Indebtedness. Your Policy may lapse if your Indebtedness reduces the Cash Surrender Value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans, partial withdrawals and Pro-Rata Surrenders you have made exceed the premiums you have paid. Since loans, partial withdrawals and Pro-Rata Surrenders reduce your Policy's Accumulation Account Value, any remaining Accumulation Account Value may be insufficient to pay the income tax due.


LIMITATIONS ON ACCESS TO ACCUMULATION ACCOUNT VALUE. We limit partial withdrawals from Cash Surrender Value to 12 per Policy year and may impose a $25 fee for partial withdrawals in excess of 12 in a Policy year. The maximum amount you may withdraw from an Investment Fund each Policy year is the Policy's Accumulation Account Value in that Fund, net of applicable surrender charges and fees. The minimum amount, net of applicable surrender charges and fees, is the lesser of $500 or the Policy's Accumulation Account Value in the Investment Fund or the General Account. We reserve the right to limit the number and minimum amount of partial withdrawals in a Policy year.



LIMITATIONS ON TRANSFERS. We limit the number of transfers among the Investment Funds and to and from the General Account to 12 per Policy year and may impose a $25 fee for transfers in excess of 12 in a Policy year. The minimum amount that can be transferred is the lesser of $500 or the total Accumulation Account Value in an Investment Fund or the General Account. Transfers from the General Account are subject to additional limitations: the maximum amount you can transfer from the General Account in any Policy year is equal to the greater of 25% of the Policy's Cash Surrender Value in the General Account at the beginning of the year, or the previous Policy year's General Account maximum withdrawal amount, not to exceed the total Cash Surrender Value of the Policy. We reserve the right to restrict the number and amount of transfers you may make in a Policy year. Each Investment Fund may also restrict or refuse certain redemptions or purchases of its shares as a result of certain market timing activities. You should read each Fund's prospectus for more details.


TAX LAW CHANGES. Tax laws, regulations and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE INVESTMENT FUNDS

A comprehensive discussion of the risks associated with each of the Investment Funds can be found in the prospectuses for the Investment Funds. THERE IS NO ASSURANCE THAT ANY OF THE INVESTMENT FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among the Investment Funds and the General Account.


If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender or rate class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. These charges may not be representative of the charges you will actually pay under the Policy. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Service Office. Also, in connection with your purchase of the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and rate class, the death benefit option, Face Amount, planned periodic premiums and riders requested.

TRANSACTION FEES


Charge                     When Charge is Deducted       Current Amount Deducted        Maximum Amount Deductible
-----------------------------------------------------------------------------------------------------------------------
Sales Charge Imposed on    On payment of premium         5% in Policy years 1-10        In Policy year 1, 15% on up
Premiums                                                 2% in Policy years 11+         to one Target Premium, 5% in
                                                                                        excess of one Target
                                                                                        Premium/1/
                                                                                        5% in Policy years 2-10
                                                                                        2% in Policy years 11+
-----------------------------------------------------------------------------------------------------------------------

Premium Tax Imposed on     On payment of premium         2% in all Policy years         2% in all Policy years
Premiums
-----------------------------------------------------------------------------------------------------------------------

Federal Tax Imposed on     On payment of premium         1.3% in all Policy years       1.3% in all Policy years
Premiums
-----------------------------------------------------------------------------------------------------------------------

Surrender Charge           On surrender, lapse, or Face  45% of one Target              45% of one Target Premium
                           Amount reduction in the       Premium in Policy years 1-5    in Policy years 1-5 (less in
                           first 10 Policy years (and,   (less in other Policy years -- other Policy years -- see
                           with respect to a Face         see footnote)/2/              footnote)/2/
                           Amount increase under the
                           Single Life Policy, in the
                           first 10 Policy years after
                           the increase)
-----------------------------------------------------------------------------------------------------------------------

Transaction Charge for     On transfer of                Not currently charged          $25 for each transfer in excess
Transfers                  Accumulation Account                                         of 12 per Policy year
                           Value among Investment
                           Funds and to and from the
                           General Account
-----------------------------------------------------------------------------------------------------------------------

Transaction Charge for     On partial withdrawal of      Not currently charged          $25 for each partial
Partial Withdrawal         Accumulation Account                                         withdrawal in excess of 12 per
                           Value                                                        Policy year
-----------------------------------------------------------------------------------------------------------------------

Projection of Benefits and Upon provision of each        $25 per illustration           $25 per illustration
Values Charge              illustration in excess of one
                           per year



/1/ Target Premiums vary based on the Insured's age (the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class.


/2/ Target Premiums vary based on the Insured's age (the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class. After the fifth Policy year (and, with respect to a Face Amount increase under the Single Life Policy, the fifth Policy year following a Face Amount increase), the Surrender Charge declines on a monthly basis over the remaining five years of the Surrender Charge period until it reaches $0 in the last month of the tenth Policy year (and, with respect to a Face Amount increase under the Single Life Policy, the tenth Policy year following the Face Amount increase). A pro rata portion of the Surrender Charge applies to a Pro-Rata Surrender, a requested Face Amount reduction, as well as to a Face Amount reduction resulting from a partial withdrawal or a change in death benefit option.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Investment Fund fees and expenses.

PERIODIC CHARGES OTHER THAN INVESTMENT FUND OPERATING EXPENSES


---------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted Current Amount Deducted    Maximum Amount Deductible
---------------------------------------------------------------------------------------------------------------
Cost of Insurance:/1/

SINGLE LIFE POLICY

  Minimum and                           Monthly         $.02 to $83.33 per $1,000  $.06 to $83.33 per $1,000 of
  Maximum Charge                                        of net amount at risk/2/   net amount at risk/2/

  Charge in the first Policy            Monthly         $.14 per $1,000 of net     $.65 per $1,000 of net
  year for a male insured,                              amount at risk             amount at risk
  issue age 55, in the
  preferred nonsmoker rate
  class with a base Policy
  face amount of $750,000

JOINT AND LAST
SURVIVOR POLICY

  Minimum and                           Monthly         $.00 to $83.33 per $1,000  $.00 to $83.33 per $1,000 of
  Maximum Charge                                        of net amount at risk      net amount at risk

  Charge in the first Policy            Monthly         $.01 per $1,000 of net     $.06 per $1,000 of net
  year for a male and a                                 amount at risk             amount at risk
  female insured, joint issue
  age 70, in the preferred
  nonsmoker rate class with
  a base Policy face amount
  of $450,000
---------------------------------------------------------------------------------------------------------------

Policy Charge                           Monthly         $25 per month in Policy    $25 per month in Policy
                                                        year 1                     year 1
                                                        $6 per month in Policy     $6 per month in Policy
                                                        years 2+                   years 2+
---------------------------------------------------------------------------------------------------------------

Mortality and Expense Risk              Daily           .55% in Policy years 1-10  .55% in Policy years 1-10
Charge (annual rate                                     .25% in Policy years 11-20 .45% in Policy years 11-20
imposed on Accumulation                                 .05% in Policy years 21+   .35% in Policy years 21+
Account Value in the
Separate Account)
---------------------------------------------------------------------------------------------------------------



/1/ This charge varies based on individual characteristics, including age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the charge for a particular Insured(s) by contacting your registered representative.


/2/ The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy's Accumulation Account Value.

-----------------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted       Current Amount Deducted     Maximum Amount Deductible
-----------------------------------------------------------------------------------------------------------------------
Selection and Issue
  Expense Charge/1/

SINGLE LIFE POLICY

  Minimum and                   Monthly during the            $.04 to $.65 per $1,000 of  $.04 to $.65 per $1,000 of
  Maximum Charge                first 10 Policy years (and,   base Policy face amount     base Policy and Supplemental
                                with respect to a face                                    Coverage Term Rider face
                                amount increase, during the                               amount
                                first 10 Policy years after
                                the increase)

  Charge for a male             Monthly during the first 10   $.24 per $1,000 of base     $.24 per $1,000 of base
  insured, issue age 55, in     Policy years (and with        Policy face amount          Policy and Supplemental
  the preferred nonsmoker       respect to a face amount                                  Coverage Term Rider face
  rate class with a face        increase, during the first 10                             amount
  amount of $750,000            Policy years after the
                                increase)
JOINT AND LAST
SURVIVOR POLICY

  Minimum and                   Monthly during the first 10   $.06 to $1.01 per $1,000 of $.06 to $1.01 per $1,000 of
  Maximum Charge                Policy years                  base Policy face amount     base Policy face amount
  for the base Policy

  Charge for a male and a       Monthly during the first 10   $.42 per $1,000 of base     $.42 per $1,000 of base
  female insured, joint issue   Policy years                  Policy face amount          Policy face amount
  age 70, in the preferred
  nonsmoker rate class with
  a base Policy face amount
  of $450,000

  Minimum and Maximum           Monthly during the first 10   $.03 to $.28 per $1,000 of  $.03 to $.28 per $1,000 of
  Charge for the                Policy years                  rider face amount           rider face amount
  Supplemental Coverage
  Term Rider

  Charge for a male and a       Monthly during the first 10   $.06 per $1,000 of rider    $.06 per $1,000 of rider face
  female insured, joint issue   Policy years                  face amount                 amount
  age 70, in the preferred
  nonsmoker rate class with
  a rider face amount of
  $450,000
-----------------------------------------------------------------------------------------------------------------------

Net Loan Interest Charge        Yearly                        .50% of loan collateral/2/  .50% of loan collateral/2/
-----------------------------------------------------------------------------------------------------------------------



/1/ This charge varies based on individual characteristics, including age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the charge for a particular Insured(s) by contacting your registered representative.


/2/ The interest charge on Policy loans is 4.50% in Policy years 1-10, 4.25% in Policy years 11-20 and 4.15% in Policy year 21 and thereafter. The Accumulation Account Value amount we transfer to the Loan Account as security for the loan will accrue interest daily at an annual earnings rate of 4%.

 Charges for Riders:


---------------------------------------------------------------------------------------------------------------------
Charge                         When Charge is Deducted       Current Amount Deducted     Maximum Amount Deductible
---------------------------------------------------------------------------------------------------------------------
Supplemental Coverage
Term Rider/1/

SINGLE LIFE POLICY

  Minimum and                  Monthly                       $.02 to $83.33 per $1,000   $.06 to $83.33 per
  Maximum Charge                                             of net amount at risk       $1,000 of net amount at risk

  Charge in the first          Monthly                       $.06 per $1,000 of net      $.19 per $1,000 of net
  Policy year for a male                                     amount at risk              amount at risk
  insured, issue age 40, in
  the preferred nonsmoker
  rate class with a rider
  face amount of $750,000

  Selection and Issue          Monthly                       Not currently charged       See preceding table
  Expense Charge

JOINT AND LAST SURVIVOR
POLICY

  Minimum and                  Monthly                       $.00 to $83.33 per $1,000   $.00 to $83.33 per $1,000
  Maximum Charge                                             of net amount at risk       of net amount at risk

  Charge in the first          Monthly                       $.01 per $1,000 of net      $.06 per $1,000 of net
  Policy year for a male                                     amount at risk              amount at risk
  and a female insured,
  joint issue age 70, in the
  preferred nonsmoker rate
  class with a rider face
  amount of $450,000

  Selection and Issue          Monthly                       See preceding table         See preceding table
  Expense Charge
---------------------------------------------------------------------------------------------------------------------

Lifetime Coverage Rider        Monthly, beginning at the     $.76 per $1,000             $.76 per $1,000
                               Insured's age 80 (the         of net amount at risk       of net amount at risk
                               younger Insured's age 80
                               with respect to the Joint and
                               Last Survivor Policy)
---------------------------------------------------------------------------------------------------------------------

Secondary Guarantee            Monthly                       $.02 per $1,000 of net      $.02 per $1,000 of net
Rider                                                        amount at risk              amount at risk
---------------------------------------------------------------------------------------------------------------------

Waiver of Specified
Premium Rider/1/

  Minimum and                  Monthly                       $1.30 to $14.50 per $100 of $1.30 to $14.50 per $100 of
  Maximum Charge                                             Specified Premium           Specified Premium

  Charge in the first Policy   Monthly                       $7.00 per $100 of Specified $7.00 per $100 of Specified
  year for a male insured,                                   Premium                     Premium
  issue age 55, in the
  preferred nonsmoker rate
  class

  Charge in the first Policy   Monthly                       N/A                         N/A
  year for a male insured
  and a female insured,
  joint issue age 70, in the
  preferred nonsmoker rate
  class
---------------------------------------------------------------------------------------------------------------------



/1/ The charge for this rider varies based on individual characteristics, such as age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the rider charge for a particular Insured(s) by contacting your registered representative.

Additional Riders -- Single Life Policy


--------------------------------------------------------------------------------------------------------------
Charge                         When Charge is Deducted Current Amount Deducted     Maximum Amount Deductible
--------------------------------------------------------------------------------------------------------------

Guaranteed Survivor
Purchase Option Rider/1/

  Minimum and                          Monthly         $.02 to $9.27 per $1,000 of $.02 to $9.27 per $1,000 of
  Maximum Charge                                       option amount               option amount

  Charge for a male insured            Monthly         $.11 per $1,000 of option   $.11 per $1,000 of option
  issue age 55, in the                                 amount                      amount
  preferred nonsmoker rate
  class
--------------------------------------------------------------------------------------------------------------

Waiver of Monthly
Deduction Rider/1/

  Minimum and                          Monthly         $3.00 to $38.00 per $100 of $3.00 to $38.00 per $100 of
  Maximum Charge                                       monthly deduction           monthly deduction

  Charge in the first Policy           Monthly         $18.50 per $100 of monthly  $18.50 per $100 of monthly
  year for a male insured                              deduction                   deduction
  issue age 55, in the
  preferred nonsmoker rate
  class
--------------------------------------------------------------------------------------------------------------


Additional Riders -- Joint and Last Survivor Policy


------------------------------------------------------------------------------------------------------------------
Charge                            When Charge is Deducted Current Amount Deducted     Maximum Amount Deductible
------------------------------------------------------------------------------------------------------------------
Estate Preservation Term
Rider/1/

  Minimum and                             Monthly         $.02 to $1.23 per $1,000 of $.02 to $83.33 per $1,000 of
  Maximum Charge                                          rider face amount           rider face amount

  Charge for a male and                   Monthly         $.05 per $1,000 of rider    $.06 per $1,000 of rider
  a female insured, joint issue                           face amount                 face amount
  age 70, in the nonsmoker
  preferred rate class with a
  rider face amount
  of $450,000
------------------------------------------------------------------------------------------------------------------


/1/ The charge for this rider varies based on individual characteristics, such as age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the rider charge for a particular Insured(s) by contacting your registered representative.


ANNUAL INVESTMENT FUND OPERATING EXPENSES


The next table describes the Investment Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Investment Funds for the fiscal year ended December 31, 2002, before and after any contractual fee waivers and expense reimbursements. Expenses of the Investment Funds may be higher or lower in the future. More detail concerning each Investment Fund's fees and expenses is contained in the table that follows and in the prospectus for each Investment Fund.



                                                                     Minimum Maximum
------------------------------------------------------------------------------------
Total Annual Investment Fund Operating Expenses
  (expenses that are deducted from Investment Fund assets, including
  management fees and other expenses)...............................   .31%   2.49%
Net Total Annual Investment Fund Operating Expenses
  (net of any contractual fee waivers and expense reimbursements)*..   .31%   1.20%


       * The range of Net Total Annual Investment Fund Operating Expenses takes into account contractual arrangements for certain Investment Funds that require the investment adviser to reimburse or waive Investment Fund operating expenses until April 30, 2004, as described in more detail below.

INVESTMENT FUND EXPENSES


Annual Fund Operating Expenses for the period ending December 31, 2002 (as a percentage of average net assets), before and after any fee waivers and expense reimbursements, were as follows:



                                                                       Gross Total Fee Waivers and Net Total
                                                            Other Fund   Annual        Expense      Annual
                                            Management Fees  Expenses   Expenses   Reimbursements  Expenses
---------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST (CLASS A)
 Harris Oakmark International Portfolio           .85%         1.64%      2.49%         1.29%        1.20%/1,2/
 Janus Aggressive Growth Portfolio                .80%          .62%      1.42%          .52%         .90%/1,2/
 Lord Abbett Bond Debenture Portfolio             .60%          .17%       .77%          .02%         .75%/2/
 Lord Abbett Growth and Income Portfolio          .58%          .09%       .67%          .00%         .67%/1/
 Met/AIM Mid Cap Core Equity Portfolio            .75%          .89%      1.64%          .69%         .95%/1,2/
 Met/AIM Small Cap Growth Portfolio               .90%         1.20%      2.10%         1.05%        1.05%/1.2/
 Met/Putnam Research Portfolio                    .80%          .33%      1.13%          .23%         .90%/1,2/
 MFS Research International Portfolio             .80%         1.06%      1.86%          .76%        1.10%/2/
 Oppenheimer Capital Appreciation Portfolio       .65%          .34%       .99%          .24%         .75%/2/
 PIMCO Inflation Protected Bond Portfolio         .50%          .35%       .85%          .15%         .70%/2/
 PIMCO Innovation Portfolio                       .95%          .78%      1.73%          .63%        1.10%/1,2/
 PIMCO Money Market Portfolio                     .40%          .36%       .76%          .00%         .76%
 PIMCO Total Return Portfolio                     .50%          .15%       .65%          .00%         .65%
 T. Rowe Price Mid-Cap Growth Portfolio           .75%          .45%      1.20%          .25%         .95%/1,2/
 Third Avenue Small Cap Value Portfolio           .75%         1.32%      2.07%         1.07%        1.00%/2/
---------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC. (CLASS A)
 Davis Venture Value Portfolio                    .75%          .05%       .80%          .00%         .80%/3/
 Harris Oakmark Focused Value Portfolio           .75%          .07%       .82%          .00%         .82%
 Jennison Growth Portfolio                        .68%          .06%       .74%          .00%         .74%/3/
 MetLife Stock Index Portfolio                    .25%          .06%       .31%          .00%         .31%
---------------------------------------------------------------------------------------------------------------





/1/ Net Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Net Total Annual Expenses would have been: 1.18% for the Harris Oakmark International Portfolio; .82% for the Janus Aggressive Growth Portfolio; .65% for the Lord Abbett Growth and Income Portfolio; .91% for the Met/AIM Mid Cap Core Equity Portfolio; 1.03% for the Met/AIM Small Cap Growth Portfolio; .83% for the Met/Putnam Research Portfolio; 1.04% for the PIMCO Innovation Portfolio; and .88% for the T. Rowe Price Mid-Cap Growth Portfolio.


/2/ Met Investors Advisory LLC ("Met Investors Advisory") and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2004, the percentages shown in the table. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory. Net Total Annual Expenses for the Harris Oakmark International Portfolio, the Janus Aggressive Growth Portfolio, the Lord Abbett Bond Debenture Portfolio, the Met/Putnam Research Portfolio, the MFS Research International Portfolio, the Met/AIM Mid Cap Core Equity Portfolio, the T. Rowe Price Mid-Cap Growth Portfolio and the Third Avenue Small Cap Value Portfolio have been restated to reflect the terms of the Expense Limitation Agreement. Expenses for the PIMCO Inflation Protected Bond Portfolio are annualized estimates for the year ending December 31, 2003, based on the Portfolio's May 1, 2003 start date.

/3/ Net Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Net Total Annual Expenses would have been: .78% for the Davis Venture Value Portfolio and .68% for the Jennison Growth Portfolio.




   For information concerning compensation paid for the sale of the Policies, see "Distribution."

THE VARIABLE LIFE INSURANCE POLICY

The Policy provides for life insurance coverage on the Insured(s). It has a Accumulation Account Value, a death benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance Policy, the value of your Policy will increase or decrease depending upon the investment experience of the Investment Funds you choose. The duration or amount of the death benefit may also vary based on the investment performance of the underlying Investment Funds. To the extent you select any of the Investment Funds, you bear the investment risk. If your Accumulation Account Value less any loans, loan interest accrued, unpaid selection and issue charge due for the remainder of the first Policy year, and surrender charges and any partial withdrawal fee is insufficient to pay the monthly deductions, the Policy may terminate.

WHO SHOULD PURCHASE THE POLICY?

The Policy is designed for individuals and businesses that have a need for death protection but who also desire to potentially increase the values in their policies through investment in the Investment Funds. The Policy offers the following to individuals:

..  create or conserve one's estate;

..  supplement retirement income; and

..  access to funds through loans and surrenders.

REPLACING EXISTING INSURANCE

If you currently own a variable life insurance policy on the life of (one of) the Insured(s), you should consider whether the purchase of the Policy is appropriate.

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. The Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure any exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

PURCHASES

APPLICATION FOR A POLICY


In order to purchase a Policy, you must submit an application to us that requests information about (both of) the proposed Insured(s). In some cases, we will ask for additional information. We may request that the proposed Insured(s) provide us with medical records or a physician's statement, or submit to a complete paramedical examination.


PREMIUMS

Before coverage begins under a Policy, the application and the premium must be in good order as determined by our administrative rules. You may receive a copy of a Policy before that time for examination but there will be no coverage. The minimum initial premium we accept is computed for you based on the Face Amount you request. Insurance coverage begins under a Policy as of the Issue Date. Policy Anniversaries, Policy years and Policy months are measured from the Issue Date.

The Policy is designed for the payment of subsequent premiums after payment of the initial premium. You can establish planned annual premiums. Each premium after the initial premium must be at least $10. All premiums must be paid at our Service Office. The Policy is not designed for professional market timing organizations, other entities, or persons using programmed, large, or frequent transfers.

If you establish a schedule of planned premiums, we will send you billing notices for these premium payments. A failure to pay such a premium payment will not itself cause the Policy to lapse. However, at the end of the first Policy year, your total premium payments must be greater than or equal to the minimum initial annual premium amount as shown on the specifications page of your Policy.

UNSCHEDULED PREMIUMS

You can make additional unscheduled premium payments at any time while the Policy is in force. However, in order to preserve the favorable tax status of the Policy, we may limit the amount of the premiums and may return any premiums that exceed the limits stated under the Internal Revenue Code.

If MetLife Investors receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then MetLife Investors reserves the right to:

(1) refuse that premium payment, or

(2) require additional evidence of insurability before it accepts the premium.

Premiums can not be paid after the Insured attains age 100 with respect to the Single Life Policy, or after the younger Insured attains age 100 with respect to the Joint and Last Survivor Policy.

LAPSE AND GRACE PERIOD

During the first 5 Policy years, your Policy will not lapse even if the Cash Surrender Value of your Policy is insufficient to pay for the monthly deductions when:

.. the sum of all premiums paid on the Policy (reduced by any partial withdrawals and any outstanding loan balance) is at least equal to the sum of the No Lapse Monthly Premiums for the elapsed months since the Issue Date.

The No Lapse Monthly Premium is one twelfth of the No Lapse Annual Premium, which can be found on the specifications page of your Policy. The No Lapse Monthly Premium may be modified if you change your Face Amount, make a change in the premium class of the Insured(s) within 5 years of the Issue Date, or if there is an addition or deletion of a rider.


After the first 5 Policy years, lapse will occur if:


..  the Cash Surrender Value is not sufficient to cover the monthly deduction;
   and

..  a grace period expires without a sufficient premium payment.

When a Policy is about to terminate, the Policy provides a grace period in order for you to make a premium payment or a loan repayment to keep your Policy in force. The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is insufficient to meet the next monthly deduction. We will notify you and any assignee of record of the amount of additional premium that must be paid to keep the Policy from terminating. If we do not receive the required amount within the grace period, the Policy will lapse and terminate without Accumulation Account Value.

Even if you pay the No Lapse Premium throughout the No Lapse Period, the Cash Surrender Value at the end of the No Lapse Period may be insufficient to keep the Policy in force unless an additional premium payment is made at that time. The additional premium required may be significantly higher than the No Lapse Premium. If you pay only the No Lapse Premium, you may be foregoing the advantage of potentially building up a significant Accumulation Account Value.

If the Insured with respect to the Single Life Policy (or Last Insured with respect to the Joint and Last Survivor Policy) dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

REINSTATEMENT

If your Policy terminated at the end of a grace period, you can request that we reinstate it (restore your insurance coverage) anytime within 5 years after its termination. To reinstate your Policy you must:

..  submit a written request for reinstatement;

.. submit proof satisfactory to us that the Insured is still insurable with respect to the Single Life Policy (or that both of the Insureds are still insurable with respect to the Joint and Last Survivor Policy) at the risk class that applies for the latest Face Amount portion then in effect (with respect to the Joint and Last Survivor Policy, if only one Insured is alive on the date the Policy lapsed, you need only submit proof for the living Insured);

.. pay a Net Premium large enough to cover the monthly deductions that were due at the time of lapse and 2 times the monthly deduction due at the time of reinstatement; and

.. pay an amount large enough to cover any loan interest due and unpaid at the time of lapse.

The reinstatement date is the date we approve the application for reinstatement. The Accumulation Account Value of your Policy on the reinstatement date is equal to:

..  the amount of any Policy loan reinstated;

.. increased by the Net Premiums paid at reinstatement, any Policy loan paid at the time of reinstatement, and the amount of any surrender charge paid at the time of lapse;

.. decreased by any monthly deductions and loan interest due and unpaid at the time of lapse.


Upon reinstatement:


..  The Surrender Charge at the time of reinstatement will be the Surrender
   Charge in effect at the time of lapse. If only a portion of the coverage is reinstated then only the applicable portion of the Surrender Charge will be reinstated, and the Accumulation Account Value following reinstatement will be increased by the applicable portion of the Surrender Charge imposed at the time of lapse.

.. Following reinstatement, the No Lapse Period provision will again be applicable for 5 Policy years if sufficient premium is paid so that, as of the effective date of reinstatement, the sum of all premiums paid (reduced by any partial withdrawals and any outstanding loans), is greater than the No Lapse Monthly Premiums multiplied by the number of elapsed months since the Issue Date.

The Policy may not be reinstated if it has been surrendered or if the Insured, with respect to the Single Life Policy, or an Insured who was living at the time of lapse with respect to the Joint and Last Survivor Policy, dies before the reinstatement date. If a Policy is to be reinstated, it must be done prior to the Insured's (with respect to the Single Life Policy), or the younger Insured's (with respect to the Joint and Last Survivor Policy), Attained Age
100. There will be a full monthly deduction for the Policy month which includes the reinstatement date.

ALLOCATION OF PREMIUM

When we receive a premium from you, we deduct:

..  a Tax Charge for premium taxes and Federal taxes; and

..  a Sales Charge.

The premium less these charges is referred to as the Net Premium. Your Net Premium is allocated to the General Account or one or more of the Investment Funds, as selected by you.

When we issue you a Policy, we automatically allocate your initial Net Premium (and any other Net Premium received during the free look period) to the PIMCO Money Market Portfolio. Once the free look period expires, the Accumulation Account Value of your Policy is allocated to the General Account and/or the Investment Funds in accordance with your selections requested in the application. For any chosen allocation, the percentages must be in whole numbers and currently, our practice is to require that a minimum percentage of 1% of Net Premium be allocated. This allocation is not subject to the transfer fee provision.

ACCUMULATION ACCOUNT VALUE OF YOUR POLICY

The Accumulation Account Value equals the sum of the amounts in the General Account, the Investment Funds you have selected, and the Loan Account.

Please see your Policy for information regarding the method we use to determine the Accumulation Account Value of premium allocated to the General Account.

METHOD OF DETERMINING ACCUMULATION ACCOUNT VALUE OF AN INVESTMENT FUND

The value of your Policy will go up or down depending upon the investment performance of the Investment Fund(s) you choose and the charges and deductions made against your Policy.

The Accumulation Account Value of the Investment Funds is determined for each Valuation Period. When we apply your initial premium to an Investment Fund on the Investment Start Date, the Accumulation Account Value equals the Net
Premium allocated to the Investment Fund, minus the monthly deduction(s) due from the Issue Date through the Investment Start Date. Thereafter, on each Valuation Date, the Accumulation Account Value in an Investment Fund will equal:

(1) The Accumulation Account Value in the Investment Fund on the preceding Valuation Date, multiplied by the Investment Fund's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any Net Premium payments received during the current Valuation Period which are allocated to the Investment Fund; plus

(3) Any loan repayments allocated to the Investment Fund during the current Valuation Period; plus

(4) Any amounts transferred to the Investment Fund from the General Account or from another Investment Fund during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding loans which is allocated to the Investment Fund during the current Valuation Period; minus

(6) Any amounts transferred plus any transfer charges from the Investment Fund to the General Account, Loan Account, or to another Investment Fund during the current Valuation Period (including any transfer charges); minus

(7) Any partial withdrawals from the Investment Fund during the current Valuation Period; minus

(8) Any withdrawal due to a pro-rata surrender from the Investment Fund during the current Valuation Period; minus

(9) Any withdrawal transaction charge or surrender charges incurred during the current Valuation Period attributed to the Investment Fund in connection with a partial withdrawal or pro-rata surrender; minus

(10)If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Investment Fund during the current Valuation Period to cover the Policy month which starts during that Valuation Period.

NET INVESTMENT FACTOR

The Net Investment Factor measures the investment performance of an Investment Fund during a Valuation Period. The Net Investment Factor for each Investment Fund for a Valuation Period is calculated as follows:

(1) The value of the assets at the end of the preceding Valuation Period; plus

(2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Investment Fund for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by us to be properly attributable to the Investment Funds, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Investment Fund; minus

(5) The mortality and expense risk charge equal to a percentage of the average net assets for each day in the Valuation Period (see "Charges"); divided by

(6) The value of the assets at the end of the preceding Valuation Period.

OUR RIGHT TO REJECT OR RETURN A PREMIUM PAYMENT

In order to receive the tax treatment for life insurance under the Internal Revenue Code (Code), a Policy must initially qualify and continue to qualify as life insurance under the Code. To maintain this qualification, we have reserved the right under the Policy to return any premiums paid which we have determined will cause the Policy to fail as life insurance. We also have the right to make changes in the Policy or to make a distribution to the extent we determine this is necessary to continue to qualify the Policy as life insurance. Such distributions may have current income tax consequences to you.

If subsequent premiums will cause your Policy to become a Modified Endowment Contract (MEC) we will contact you prior to applying the premium to your Policy. If you elect to have the premium applied, we require that you acknowledge in writing that you understand the tax consequences of a MEC before we will apply the premiums. (See "Federal Tax Status" for further discussion of the Policy's qualification as a life insurance contract under the Code and the consequences of being a MEC.) If mandated under other applicable federal or state law, we also may be required to return a premium payment.

THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS

METLIFE INVESTORS AND THE SEPARATE ACCOUNT

MetLife Investors Insurance Company of California (MetLife Investors or the Company), is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company, whose principal office is located at One Madison Avenue, New York, New York 10010. We are located at 22 Corporate Plaza Drive, Newport Beach, California 92660. We established MetLife Investors Variable Life Account Five (the Separate Account) to hold certain assets that underlie the Policies. The assets of the Separate Account are held in our name on behalf of the Separate Account and are not chargeable with liabilities arising out of any other business we may conduct. All income, gains, and losses (realized or unrealized) resulting from those assets are credited to or against the Separate Account without regard to our other income, gains and losses. We are obligated to pay all benefits under the Policies.


There are currently 19 Investment Funds available in connection with the Policy we are offering here. The Investment Funds are offered through two open-end, diversified management investment companies: (1) Met Investors Series Trust and
(2) Metropolitan Series Fund, Inc.


PURCHASERS SHOULD READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING. COPIES OF THE PROSPECTUSES FOR THE INVESTMENT FUNDS WILL ACCOMPANY OR PRECEDE THE DELIVERY OF YOUR POLICY. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA, SERVICE OFFICE, P.O. BOX 355, WARWICK, RI 02887-0355, (877) 357-4419. CERTAIN PORTFOLIOS CONTAINED IN THE FUND PROSPECTUSES MAY NOT BE AVAILABLE WITH YOUR POLICY.

The investment objectives and policies of certain of the Investment Funds are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Funds may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Funds have the same investment advisers.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Met Investors Advisory LLC (Met Investors Advisory), an affiliate of MetLife Investors, is the investment manager of the Met Investors Series Trust. MetLife Advisers, LLC (MetLife Advisers), an affiliate of MetLife Investors, is the investment adviser to the Metropolitan Series Fund, Inc. Met Investors Advisory and MetLife Advisers have each engaged sub-advisers to provide investment advice and make day-to-day investment decisions for the individual portfolios. The sub-adviser and investment objective of each of the Investment Funds available under the Policy are as follows:

MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS ADVISORY LLC


Investment Fund                            Sub-Adviser             Investment Objective
---------------------------------------------------------------------------------------------------------------

Harris Oakmark International Portfolio     Harris Associates L.P.  Long-term growth of capital.

Janus Aggressive Growth Portfolio          Janus Capital           Long-term growth of capital.
                                           Management LLC

Lord Abbett Bond Debenture Portfolio       Lord, Abbett & Co.      High current income and the opportunity for
                                                                   capital appreciation to produce a high total
                                                                   return.

Lord Abbett Growth and Income Portfolio    Lord, Abbett & Co.      Long-term growth of capital and income
                                                                   without excessive fluctuations in market
                                                                   value.

Met/AIM Mid Cap Core Equity Portfolio      AIM Capital             Long-term growth of capital.
                                           Management, Inc.

Met/AIM Small Cap Growth Portfolio         AIM Capital             Long-term growth of capital.
                                           Management, Inc.

Met/Putnam Research Portfolio              Putnam Investment       Capital appreciation.
                                           Management, LLC

MFS Research International Portfolio       Massachusetts Financial Capital appreciation.
                                           Services Company

Oppenheimer Capital Appreciation Portfolio OppenheimerFunds, Inc.  Capital appreciation.

PIMCO Inflation Protected Bond Portfolio   Pacific Investment      To provide maximum real return, consistent
                                           Management Company      with preservation of capital and prudent
                                           LLC                     investment management.

PIMCO Innovation Portfolio                 PIMCO Equity Advisors   Capital appreciation; no consideration is
                                                                   given to income.

PIMCO Total Return Portfolio               Pacific Investment      Maximum total return, consistent with the
                                           Management Company      preservation of capital and prudent
                                           LLC                     investment management.

PIMCO Money Market Portfolio               Pacific Investment      Maximum current income, consistent with
                                           Management Company      preservation of capital and daily liquidity.
                                           LLC

T. Rowe Price Mid-Cap Growth Portfolio     T. Rowe Price           To provide long-term growth of capital.
                                           Associates, Inc.

Third Avenue Small Cap Value Portfolio     EQSF Advisers, Inc.     Long-term capital appreciation.

METROPOLITAN SERIES FUND, INC.                                              ADVISER: METLIFE ADVISERS, LLC

Investment Fund                        Sub-Adviser              Investment Objective
----------------------------------------------------------------------------------------------------------

Davis Venture Value Portfolio          Davis Selected Advisers, Growth of capital.
                                       L.P.

Harris Oakmark Focused Value Portfolio Harris Associates L.P.   Long-term capital appreciation.

Jennison Growth Portfolio              Jennison Associates LLC  Long-term growth of capital.

MetLife Stock Index Portfolio          Metropolitan Life        To equal the performance of the Standard &
                                       Insurance Company        Poor's 500 Composite Stock Price Index
                                                                ("S&P 500 Index").
----------------------------------------------------------------------------------------------------------


Shares of the Investment Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain Investment Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.

We (or our affiliates) may enter into certain arrangements under which we are reimbursed by the Investment Funds' advisers, distributors and/or affiliates for the administrative, distribution and other services which we provide to the Funds. The amount of these reimbursements (which may include the payment of 12b-1 fees) is based upon a percentage of the assets of the Investment Fund attributable to the Policy and other contracts issued by us. Some advisers, distributors, and/or affiliates may pay us more than others, and the amount we receive may be significant. These advisers, distributors, and/or affiliates may be our affiliates.

SUBSTITUTION AND LIMITATIONS ON FURTHER INVESTMENTS

We may, without your consent, add additional Investment Funds that may have different fees and expenses. You may be permitted to allocate additional premium payments and/or transfer Accumulation Account Value to the additional Investment Fund(s). However, the right to make any allocation or transfer will be limited by any terms and conditions in effect at the time of the allocation or transfer.

We may, without your consent, substitute one or more of the Investment Funds you have selected with another Investment Fund that may have different fees and expenses. We will not do this without any necessary approval of the Securities and Exchange Commission. We may also, without your consent, limit further investment in an Investment Fund.

In addition, we may decide to operate the Separate Account as a management company under the Investment Company Act of 1940, deregister the Separate Account under that Act in the event registration is no longer required, combine the Separate Account with other separate accounts, or transfer Separate Account assets to other separate accounts.

VOTING

In accordance with our view of present applicable law, we will vote the shares of the Investment Funds at special meetings of shareholders in accordance with instructions received from Owners having a voting interest. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. We will vote shares we own in the same proportion as we vote shares for which we have received instructions. The Funds do not hold regular meetings of shareholders.

If the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The voting interests of an Owner in the Funds will be determined as follows:
Owners may cast one vote for each $100 of Account Value of a Policy which is allocated to an Investment Fund on the record date. Fractional votes are counted.

The number of shares which a person has a right to vote will be determined as of the date to be chosen by us not more than sixty (60) days prior to the meeting of the Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting.

Each Owner having such a voting interest will receive periodic reports relating to the Investment Funds in which he or she has an interest, proxy material and a form with which to give such voting instructions.

TRANSFERS

At your request to our Service Office, we will transfer amounts in your Policy from any Investment Fund to another Investment Fund, or to and from the General Account (subject to restrictions). The minimum amount that can be transferred is the lesser of the minimum transfer amount (currently $500), or the total value in an Investment Fund or the General Account. You can make twelve transfers or partial withdrawals in a Policy year without charge. We currently charge a transfer fee of $25 for additional transfers in a Policy year.

The maximum amount you can transfer from the General Account in any Policy year is the greater of:

(a) 25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy year, or

(b) the previous Policy year's General Account maximum withdrawal amount, not to exceed the total Cash Surrender Value of the Policy.

Transfers resulting from Policy loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy year.

We have not designed this Policy or the underlying Investment Funds for use by professional market timing organizations, other entities, or persons using programmed, large, or frequent transfers. If it appears that there is a pattern of exchanges that coincides with a "market timing" strategy and is disruptive to the Investment Funds, the transfer will be refused. Policies under common ownership or control may be aggregated for purposes of transfer limits. We will coordinate with the Fund managers to restrict the transfer privilege or reject any specific premium allocation request for any person, if, in the Investment Fund manager's judgment, the Investment Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may at any time revoke, modify, or limit the transfer privilege.

DOLLAR COST AVERAGING

Dollar cost averaging is a program which enables you to allocate specified dollar amounts from the PIMCO Money Market Portfolio to other Investment Funds on a monthly basis. By allocating amounts on a monthly basis, you may be less susceptible to the impact of market fluctuations.

Dollar cost averaging may be selected by completing the proper forms. The minimum transfer amount is $100. The minimum amount that can be allocated to an Investment Fund is 5% of the amount transferred. You can elect to participate in this program at any time by properly completing the dollar cost averaging election form.

Dollar cost averaging will terminate when any of the following occurs:

1) the value of the PIMCO Money Market Portfolio is completely depleted; or

2) you request termination in writing.

There is no current charge for dollar cost averaging but we reserve the right to charge for this program in the future. Transfers made under dollar cost averaging do not count against the total of 12 transfers allowed without charge in a Policy year. Dollar cost averaging cannot be used simultaneously with the portfolio rebalancing program.

PORTFOLIO REBALANCING

Over time, the funds in the General Account and the Investment Funds will accumulate at different rates as a result of different investment returns. You may direct us to automatically restore the balance of the Accumulation Account Value in the General Account and in the Investment Funds to the percentages determined in advance. There are two methods of rebalancing available --periodic and variance.

PERIODIC REBALANCING. Under this option you elect a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the Investment Funds and/or General Account to reallocate the Accumulation Account Value according to the investment percentages you elected.

VARIANCE REBALANCING. Under this option you elect a specific allocation percentage for the General Account and each Investment Fund. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific Investment Funds and/or the General Account from being rebalanced. On each Monthly Anniversary we will review the current balances to determine whether any Investment Fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage. If any Investment Fund is outside of the variance range, we will generate transfers to rebalance all of the specified Investment Funds and/or the General Account back to the predetermined percentages.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy year before a charge is applied.

You may elect either method of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in force Policy, or may cancel it, by submitting a change form acceptable to us.

We reserve the right to suspend portfolio rebalancing at any time on any class of policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy year in accordance with our administrative rules. Portfolio rebalancing cannot be used simultaneously with the dollar cost averaging program.

APPROVED ASSET ALLOCATION PROGRAMS

We recognize the value to certain Owners of having available, on a continuous basis, advice for the allocation of their money among the Investment Funds available under the Policy. Certain providers of these types of services have agreed to provide such services to Owners in accordance with our administrative rules regarding such programs.

We have made no independent investigation of these programs. We have only established that these programs are compatible with our administrative systems and rules. Even though we permit the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the Investment Funds, and should we become aware of such disruptive practices, we may modify the transfer privilege either on an individual or class basis. If you participate in an Approved Asset Allocation Program, the transfers made under the program are not taken into account in determining any transaction charges.

DEATH BENEFIT

The amount of the death benefit depends on:

..  the Face Amount of your Policy;

.. the death benefit option in effect at the time of the Insured's death with respect to the Single Life Policy (or, with respect to the Joint and Last Survivor Policy, the Last Insured's death); and

..  under some circumstances the Accumulation Account Value of your Policy.

The actual amount we will pay the Beneficiary will be reduced by any Indebtedness, cost of insurance and any other charges that may be due.

The minimum face amount of insurance that we offer is $50,000 with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, $100,000. The initial Face Amount and the death benefit option in effect on the Issue Date are shown on the specifications page of your Policy. There are three death benefit options available under your Policy.

OPTION A. The amount of the death benefit under Option A is the greater of:

..  the Face Amount; or

.. the Accumulation Account Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy) multiplied by the applicable multiple percentage shown in the "Applicable Percentage of Accumulation Account Value Table For Insureds Less than Age 100" with respect to the Single Life Policy and, with respect to the Joint and Last Survivor Policy, in the "Applicable Percentage of Accumulation Account Value Table For Younger Insureds Less than Age 100", shown below.

OPTION B. The amount of the death benefit under Option B is the greater of:

.. the Face Amount plus the Accumulation Account Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy); or

.. the Accumulation Account Value of your Policy on the date of the Insured's death multiplied by the applicable multiple percentage shown in the "Applicable Percentage of Accumulation Account Value Table For Insureds Less than Age 100", with respect to the Single Life Policy and, with respect to the Joint and Last Survivor Policy, in the "Applicable Percentage of Accumulation Account Value Table For Younger Insureds Less than Age 100", shown below.

                               Single Life Policy
                ---------------------------------------------------------
                Applicable Percentage of Accumulation Account Value Table
                         For Insureds Less Than Age 100
                ---------------------------------------------------------
                                                  Policy Accumulation
                                                  Account Value
                Insured Person's Age              Multiple Percentage
                ---------------------------------------------------------
                        40 or under                      250%
                        45                               215%
                        50                               185%
                        55                               150%
                        60                               130%
                        65                               120%
                        70                               115%
                        78 to 90                         105%
                        95 to 99                         101%

                         Joint and Last Survivor Policy
                ---------------------------------------------------------
                Applicable Percentage of Accumulation Account Value Table
                     For Younger Insureds Less Than Age 100
                ---------------------------------------------------------
                                                  Policy Accumulation
                                                  Account Value
                Younger Insured Person's Age      Multiple Percentage
                ---------------------------------------------------------
                        40 or under                      250%
                        45                               215%
                        50                               185%
                        55                               150%
                        60                               130%
                        65                               120%
                        70                               115%
                        78 to 90                         105%
                        95 to 99                         101%

For ages that are not shown in this table the applicable percentage multiples will decrease by a ratable portion for each full year.

OPTION C. The amount of the death benefit under Option C is the greater of:

..  the Face Amount; or

.. the Accumulation Account Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy) multiplied by the applicable factor from the Table of Attained Age Factors shown in your Policy.

If your Policy is in force after the Insured's Attained Age is 100 with respect to the Single Life Policy (or after the Younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), then the Death Benefit will be 101% of the Policy's Accumulation Account Value unless the state where your Policy was issued provides otherwise.

So long as the Policy remains in force, prior to the Insured's Attained Age 100 with respect to the Single Life Policy (or the younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), the minimum death benefit will be at least the current Face Amount.

At the time of application for a Policy, you designate a Beneficiary who is the person or persons who will receive the death proceeds. You can change your Beneficiary unless you have designated an irrevocable Beneficiary. The Beneficiary does not have to be a natural person.

CHANGE OF DEATH BENEFIT

If the Policy was issued with either death benefit Option A or death benefit Option B, the death benefit option may be changed. A Policy issued under death benefit Option C may not be changed for the entire lifetime of the Policy. Similarly, a Policy issued under either death benefit Option A or B may not change to death benefit Option C for the lifetime of the Policy. A request for change must be made to us in writing. The Effective Date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

A death benefit Option A Policy may be changed to have death benefit Option B. The Face Amount will be decreased to equal the death benefit less the Accumulation Account Value on the Effective Date of the change. Satisfactory evidence of insurability as of the date of the change must be submitted to us in connection with a request for a change from death benefit Option A to death benefit Option B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount. A Surrender Charge will apply to any decrease in Face Amount. (See "Charges.")

A death benefit Option B Policy may be changed to have death benefit Option A. The Face Amount will be increased to equal the death benefit on the Effective Date of the change.

You may make a change in death benefit option only after the first Policy year, and only if you have not made another Policy change during the Policy year. A change in death benefit option may have Federal income tax consequences.

CHANGE IN FACE AMOUNT

Subject to certain limitations set forth below, you may decrease (or increase with respect to the Single Life Policy) the Face Amount of a Policy once each Policy year after the first Policy year if you have not made another Policy change during the Policy year. A written request is required for a change in the Face Amount. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. A change in the Face Amount of a Policy may have Federal income tax consequences.

Any change in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by us. The amount of a requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount. The decrease for the Single Life Policy will reduce the Face Amount as follows: (a) the Face Amount provided by the most recent increase; (b) Face Amounts provided by the next most recent increases, successively; and (c) the Face Amount when the Policy was issued. A Surrender Charge will apply to any decrease in Face Amount. (See "Charges.") If you decrease the Face Amount and the Policy does not comply with the maximum premium limitations required by Federal tax law, the decrease may be limited or the Accumulation Account Value may be returned to you (at your election), to the extent necessary to meet these requirements.

With respect to the Single Life Policy, if you want to increase the Face Amount, you must submit proof that the Insured is insurable by our standards on the date the requested increase is submitted and the Insured must have an Attained Age not greater than age 80 on the Policy anniversary that the increase will become effective. An increase must be for at least $5,000.

You can cancel an increase in Face Amount within 20 days after you receive the new Policy specifications page for the increase (or whatever period is required in your state) or the 45th day after you sign the application for the increase, whichever period ends later. The monthly deductions associated with the increase will be restored to the Policy's Accumulation Account Value. This amount will be allocated to the General Account and the Investment Funds in the same manner as it was deducted. The request to cancel the increase must be in writing.

ACCESS TO YOUR MONEY

POLICY LOANS

We will loan money to you at the loan interest rate we establish. The request by you for a loan must be in writing. We will process your loan request upon receipt at our Service Office.

You may borrow an amount up to the loan value of the Policy. The loan value is:

.. the Accumulation Account Value of the Policy at the date of the loan request; less

..  interest to the next loan interest due date; less

..  anticipated monthly deductions to the next loan interest due date; less

..  any existing loan; less

..  any surrender charge; plus

.. interest expected to be earned on the loan balance to the next loan interest due date.

The minimum amount that you can borrow is $500. The loan may be completely or partially repaid at any time while the Insured is living with respect to the Single Life Policy, or, with respect to the Joint and Last Survivor Policy, while either Insured is living. When a Policy loan is made, we will deduct Accumulation Account Value from your Policy equal to the amount of the loan, plus interest due and place it in the Loan Subaccount as security for the loan. This Accumulation Account Value amount is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy loan ("the borrowing rate"). The Accumulation Account Value that we use as security will accrue interest daily at an annual earnings rate of 4%.

Unless the Owner requests a different allocation, the Accumulation Account Value amount used as security for the loan will be transferred from the Investment Funds and the General Account on a pro-rata basis to the Loan Account. This will reduce the Policy's Accumulation Account Value in the General Account and the Investment Fund(s). These transactions will not be considered transfers for purposes of the limitations on transfers between Investment Funds or to or from the General Account.

A Policy loan, whether or not repaid, will have a permanent effect on the death benefits and Policy values because the values transferred to the Loan Account will not share in the investment results of the Investment Funds while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Funds and/or the General Account, the values and benefits under the Policy will be reduced as a result of the loan. In addition, if the Indebtedness exceeds the Accumulation Account Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See "Purchases -- Lapse and Grace Period".) A lapse of the Policy with a loan outstanding may have Federal income tax consequences (see "Federal Tax Status").

Interest credited to the Accumulation Account Value held in the Loan Subaccount as security for the loan will be allocated on Policy anniversaries to the General Account and the Investment Funds. The interest credited will also be transferred: (1) when a new loan is made; (2) when a loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

Policy loans may have Federal income tax consequences, in particular, Policy loans outstanding after the tenth Policy year (see "Federal Tax Status").


LOAN INTEREST CHARGED


The maximum borrowing rate we may charge for a Policy loan is as follows:


                        For Loans          Annual
                        Outstanding During Interest Rate
                        ------------------ -------------
                        Policy Years 1-10      4.50%
                        Policy Years 11-20     4.25%
                        Policy Years 21+       4.15%

We will inform you of the current borrowing rate when a Policy loan is requested.

Policy loan interest is due and payable annually on each Policy anniversary. However, if the Policy is terminated, the loan is repaid in full, or the loan plus loan interest accrued exceeds the Cash Surrender Value, accrued loan interest will be due at that time. If you do not pay the interest when it is due, the unpaid loan interest will be deducted from the General Account and the Investment Funds on a pro-rata basis and added to the outstanding Indebtedness in the Loan Account as of the due date. You will be charged interest at the same rate as the rest of the Indebtedness. Loan interest is payable in arrears.

SECURITY

The Policy will be the only security for the loan.

REPAYING POLICY DEBT

You may repay the loan at any time prior to the death of the Insured with respect to the Single Life Policy (or, with respect to the Joint and Last Survivor Policy, the death of the Last Insured) and as long as the Policy is in force. Any Indebtedness outstanding will be deducted before any benefit proceeds are paid or applied under a payment option.

Repayments will be allocated to the General Account and the Investment Funds based on how the Accumulation Account Value used for security was allocated. Unpaid loans and loan interest will be deducted from any settlement of your Policy.

Any payments received from you will be applied as premiums, unless you clearly request in writing that it be used as repayment of Indebtedness. We will process your loan repayment upon receipt at our Service Office.

PARTIAL WITHDRAWALS

After the first Policy year, upon written request to us, you may make partial withdrawals from the Policy's Cash Surrender Value. Each Policy year you are allowed 12 free partial withdrawals. For each partial withdrawal after 12, we may impose a $25 fee. We will process your partial withdrawal request upon receipt at our Service Office. A partial withdrawal may be subject to a surrender charge and have Federal income tax consequences.

The minimum amount of a partial withdrawal request, net of any applicable fees and surrender charges, is the lesser of:

a) $500 from an Investment Fund or the General Account; or

b) the Policy's Accumulation Account Value in an Investment Fund or the General Account.

Partial withdrawals made during a Policy year are subject to the following limitations. The maximum amount that may be withdrawn from an Investment Fund each Policy year is the Policy's Accumulation Account Value net of any applicable surrender charges and fees in that Investment Fund. The total partial withdrawals and transfers from the General Account over the Policy year may not exceed a maximum amount equal to the greater of the following:

(1) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy year; or

(2) the previous Policy year's maximum amount.

You may allocate the amount withdrawn plus any applicable surrender charges and fees, subject to the above conditions, among the Investment Funds and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Investment Funds and the General Account in the same proportion that the Policy's Accumulation Account Value in each Investment Fund and the General Account bears to the total Accumulation Account Value of the Policy, less the Accumulation Account Value in the Loan Account, on the date of the partial withdrawal. If the limitations on withdrawals from the General Account will not permit this pro-rata allocation, you will be requested to provide an alternate allocation.

No amount may be withdrawn that would result in there being insufficient Accumulation Account Value to meet any surrender charge and applicable fees that would be payable immediately following the withdrawal upon the surrender of the remaining Accumulation Account Value.

The death benefit will be affected by a partial withdrawal, unless the withdrawal is made under the terms of an anniversary partial withdrawal rider. If death benefit Option A or death benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charge. The Surrender Charge will be allocated among the General Account and the Investment Funds in the same proportion that the partial withdrawal was allocated among the General Account and the Investment Funds. If the death benefit is based on a percentage of the Accumulation Account Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge and fees exceeds the difference between the death benefit and the Face Amount. For the Single Life Policy, the Face Amount will be decreased in the following order: (1) the Face Amount at issue, excluding riders; and (2) any increases in the same order in which they were issued. If death benefit Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal (excluding riders) may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. We may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

PRO-RATA SURRENDER

After the first Policy year, upon written request to us, you can make a pro-Rata Surrender of the Policy. We will process your pro-Rata Surrender request upon receipt at our Service Office. The pro-Rata Surrender will reduce the Face Amount and the Accumulation Account Value by a percentage chosen by you. This percentage must be any whole number. A pro-Rata Surrender may have Federal income tax consequences. The percentage will be applied to the Face Amount and the Accumulation Account Value on the Monthly Anniversary on or following our receipt of the request. For the Single Life Policy, the decrease will reduce the Face Amount in the following order:

(a) the Face Amount provided by the most recent increase;

(b) Face Amounts provided by the next most recent increases, successively; and

(c) the Face Amount when the Policy was issued.

You may allocate the amount of decrease in Accumulation Account Value plus any applicable surrender charge and fees among the Investment Funds and the General Account. If no allocation is specified, then the decrease in Accumulation Account Value and any applicable surrender charge and fees will be allocated among the Investment Funds and the General Account in the same proportion that the Policy's Accumulation Account Value in each Investment Fund and the General Account bears to the total Accumulation Account Value of the Policy, less the Accumulation Account Value in the Loan Account, on the date the request for pro-Rata Surrender is received.

A Pro-Rata Surrender cannot be processed if it will reduce the Face Amount below the minimum Face Amount of the Policy. No Pro-Rata Surrender will be processed for more Cash Surrender Value than is available on the date of the

Pro-Rata Surrender. A cash payment will be made to you for the amount of Accumulation Account Value reduction less any applicable surrender charges and fees.

Pro-Rata Surrenders may affect the way in which the cost of insurance charge is calculated and the amount of the pure insurance protection afforded under the Policy.

FULL SURRENDERS

To effect a full surrender, either the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from us. We will process your surrender request upon receipt of this documentation at our Service Office. Upon surrender, we will pay the Cash Surrender Value to you in a single sum. We will determine the Cash Surrender Value as of the date that we receive your written request at our Service Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender. The Insured (or, with respect to the Joint and Last Survivor Policy, the Last Insured) must be living at the time of a surrender. A surrender may have Federal income tax consequences. See "Federal Tax Status." If you surrender the Policy within the first few years after its purchase or, for the Single Life Policy, within the first few years after an increase in Face Amount, there may be little or no Cash Surrender Value after the deduction of surrender charges.

OTHER INFORMATION

THE GENERAL ACCOUNT

We own the assets in our General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the General Account's assets.

While your Policy provides for limitations on allocations to the General Account, our current practice is not to limit allocations to the General Account.

We have not registered the General Account or any interests therein with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the General Account.

DISTRIBUTION

We have entered into a distribution agreement with MetLife Investors Distribution Company, 22 Corporate Plaza Drive, Newport Beach, California 92660 for the distribution and sale of the Policies. MetLife Investors Distribution Company is our affiliate. MetLife Investors Distribution Company has entered into selling agreements with other broker-dealers who sell the Policies through their registered representatives. Broker-dealers that have entered into selling agreements with MetLife Investors Distribution Company may enter into selling agreements with other broker-dealers.

We pay sales commissions for the sale of the Policies. Currently, broker-dealers will be paid first-year commissions on behalf of their registered representatives equal up to 90% of a multiple of Target Premiums and 3.0% of a multiple of excess Target Premiums paid in Policy year 1. In renewal years, the commissions will equal up to 3.0% of premiums paid in Policy years 2-10 and 2.0% in Policy years 11 and beyond. Broker-dealers having a selling agreement with MetLife Investors Distribution Company, and broker-dealers having a selling agreement with these broker-dealers, may retain a portion of the commissions. In some circumstances and to the extent permitted by applicable regulatory requirements, MetLife Investors Distribution Company may also reimburse certain sales and marketing expenses, or pay other forms of special compensation to selling broker-dealers on behalf of their registered representatives. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to owners or the Separate Account.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone any payments or transfers from the Separate Account for any period when:

1) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2) trading on the New York Stock Exchange is restricted as determined by the SEC;

3) an emergency exists as determined by the SEC as a result of which disposal of shares of the Investment Funds is not reasonably practicable or we cannot reasonably value the shares of the Investment Funds;

4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any transfer, amount payable or surrender, or Policy Loan from the General Account for not more than 6 months. If we defer payment for 30 days or more, we will pay interest at the rate of 2.50% per year for the period of deferment. No payment from the General Account to pay premiums on the Policy will be deferred.

OWNERSHIP

OWNER. The Insured is the Owner of the Single Life Policy (and the Insureds jointly are the Owner of the Joint and Last Survivor Policy) unless another person or entity is shown as the Owner in the application. The Owner is entitled to all rights provided by the Policy. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not the Insured with respect to the Single Life Policy (or with respect to the Joint and Last Survivor Policy, is not one or both of the Insureds), the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die.

BENEFICIARY. The Beneficiary is the person(s) or entity you name to receive any death proceeds. The Beneficiary is named at the time the Policy is issued unless changed at a later date. You can name a contingent Beneficiary prior to the death of the Insured with respect to the Single Life Policy (or, the death of the Last Insured, with respect to the Joint and Last Survivor Policy).
Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Insured dies with respect to the Single Life Policy or, before the Last Insured dies, with respect to the Joint and Last Survivor Policy. If there is an irrevocable Beneficiary, all Policy changes except premium allocations and transfers require the consent of the Beneficiary.

Primary and contingent Beneficiaries are as named in the application, unless you make a change. To change a Beneficiary, you must submit a written request to us. We may require the Policy to record the change. The request will take effect when signed, subject to any action we may take before receiving it. If you are also the Beneficiary at the time of the Insured's death, you may designate some other person to receive the proceeds of the Policy within 60 days after the Insured's death.

One or more irrevocable Beneficiaries may be named.

If a Beneficiary is a minor, we will make payment to the guardian of his or her estate. We may require proof of age of any Beneficiary.

Proceeds payable to a Beneficiary will be free from the claims of creditors, to the extent allowed by law.

ASSIGNMENT. You can assign the Policy. A copy of any assignment must be filed with our Service Office. We are not responsible for the validity of any assignment. If you assign the Policy, your rights and those of any revocably-named person will be subject to the assignment. An assignment will not affect any payments we may make or actions we may take before such assignment has been recorded at our Service Office. This may be a taxable event. You should consult a tax adviser if you wish to assign the Policy.

CONVERSION RIGHTS

While the Policy is in force, you have a one time right during the first two Policy years to transfer all of the Accumulation Account Value from the Investment Funds to the General Account.

If, at any time during the first two Policy years, you request in writing the transfer of the value held in the Investment Funds to the General Account and you indicate that you are making this transfer in exercise of your conversion rights, the transfer will not be subject to a transfer charge or transfer limits, if any. At the time of such transfer, there will not be any effect on the Policy's death benefit, Face Amount, net amount at risk, rate class, or Issue Age.

If you exercise your one time conversion right, we will automatically allocate all future Net Premiums to the General Account.

ADDITIONAL BENEFITS

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general, and the Policy rider should be consulted. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Separate Account. The cost of any additional riders will be determined in accordance with the rider and shown on the specifications page of your Policy and will be deducted as part of the monthly deduction from the Policy's Accumulation Account Value. (See
"Charges -- Charge for Additional Benefit Riders".) Certain restrictions may apply and are described in the applicable rider.


The term riders discussed below permit you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable Accumulation Account Value. If you seek to reduce the overall cost of your insurance protection, it is generally to your economic advantage to include a portion of your insurance coverage under a Supplemental Coverage Term Rider. Current charges for the Rider are lower than for the base Policy in the first ten Policy years.


Reductions in or elimination of term rider coverage do not trigger a surrender charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's Accumulation Account Value to pay for term rider coverage no longer participate in the investment experience of the Separate Account and usually increase with the age of the covered individual. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

Anniversary Partial Withdrawal Rider -- This rider allows the Owner to withdraw up to 15% of the Policy's Cash Surrender Value on any Policy anniversary without reducing the Face Amount. Partial withdrawals may have tax consequences. (See "Federal Tax Status.")

Lifetime Coverage Rider -- This rider provides the continuation of the Policy's Face Amount beyond age 100, provided the Policy remains in force to age 100 with a positive Cash Surrender Value. If the Policy is in force after the Insured's Attained Age 100 (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy), the death benefit will be the greater of the Face Amount or 101% of the Accumulation Account Value. The tax consequences of continuing the Policy beyond the Insured's 100th year (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy).

Secondary Guarantee Rider -- This rider guarantees that if, during the secondary guarantee period, the sum of all premiums paid on the Policy, reduced by any partial withdrawals and any outstanding loan balance, is greater than or equal to the sum of the secondary guarantee premiums required since the Issue Date, the Policy will not lapse as a result of an Accumulation Account Value less any loans, loan interest due, and any surrender charge being insufficient to pay the monthly deduction.

The secondary guarantee period is the lesser of twenty Policy Years, or the number of Policy years until the Insured reaches Attained Age 70. For Policies issued after Attained Age 60, the secondary guarantee period is ten Policy years.

Supplemental Coverage Term Rider -- This rider provides level term insurance on the life of the Insured under the base policy. It can be added only at issue. It cannot be increased or added to an existing Policy.

Waiver of Specified Premium Rider -- This rider provides for crediting the Policy's Accumulation Account Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The Insured must have become disabled after age 5 and before age 65. For the Joint and Last Survivor Policy, the rider can be elected for either or both Insureds.

Split Policy Option Rider -- This rider allows the Policy to be split into two separate policies in the event there are changes in the Federal Estate Tax Law resulting in the removal of the unlimited marital deductions or reduction of at least 50% in the level of estate taxes payable on the death of the last Insured. The exercise of this option to split the Policy may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any options under this rider.

Additional Riders -- Single Life Policy

Accelerated Benefit Rider -- This rider provides a benefit to the Owner if the Insured becomes terminally ill and is not expected to live more than twelve months. The Owner may receive 25%, 50% or 75% (but no more than $250,000) of the eligible proceeds in a lump sum. "Eligible proceeds" means the death benefit, including amounts payable under the Supplemental Coverage Term Rider (unless within three years of the rider's termination date), that would have been payable had the Insured died on the date the rider is exercised.

The receipt of an accelerated death benefit amount may adversely affect the recipient's eligibility for Medicaid or other government benefits or entitlements. Consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Guaranteed Survivor Purchase Option (GSPO-Plus) --This rider grants the Policy Owner or the Insured's Beneficiary the option to purchase, upon the death of the Insured, on the 10th anniversary of the rider, and on the rider anniversary nearest the Designated Life's 65th birthday, a specified amount of additional insurance coverage on the Designated Life (or Lives) without furnishing evidence of insurability.

Waiver of Monthly Deduction Rider -- This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled after age 5 and before age 65.

Additional Riders -- Joint and Last Survivor Policy

Divorce Split Rider -- This rider allows the Policy to be split into two separate policies in the event of the divorce of a married couple who are the Insureds under the Policy. The exercise of this option to split the Policy may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any options under this rider.

Estate Preservation Term Rider -- This rider provides joint level term insurance, payable at the death of the Last Insured, for a period of four years from the date of the rider.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account or the Distributor is a party or to which the assets of the Separate Account are subject. We are not involved in any litigation that is of material importance in relation to our total assets or that relates to the Separate Account.

EXPERTS


The financial statements of the sub-accounts of the Separate Account included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche is One City Centre, St. Louis, MO 63101.


FINANCIAL STATEMENTS


The consolidated financial statements of the Company are provided in the Statement of Additional Information.



RESTRICTIONS ON FINANCIAL TRANSACTIONS



Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.




CHARGES

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

  .  the death benefit, cash, and loan benefits under the Policy
  .  investment options, including premium allocations
  .  administration of elective options
  .  the distribution of reports to Policy Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .  overhead and other expenses for providing services and benefits
  .  sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees


Risks we assume:



  . that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate


  . that the cost of providing the services and benefits under the Policies exceed the charges we deduct



The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and the surrender charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.


DEDUCTIONS FROM EACH PREMIUM PAYMENT

TAX CHARGES. There are charges for Federal taxes, and state and local premium taxes which are deducted from each premium payment. The Federal tax charge is currently 1.3% of each premium. We also deduct a premium tax charge to pay the state and local premium taxes. We currently deduct an amount equal to 2% of premium payments (which may be lower in certain circumstances) to cover this premium tax. If the tax rates change, we may change the amount of the deduction to cover the new rate.


SALES CHARGE. A sales charge, also referred to as the percent of premium charge, will be deducted from each premium payment to partially compensate us for expenses incurred in distributing the Policy and any additional benefits provided by riders. We currently deduct a sales charge determined according to the following schedule:


   Policy Years 1-10: 5% of the actual premium you pay

   Policy Years 11+: 2% of the actual premium you pay

The Sales Charge is guaranteed not to exceed the following:

(1) in the first Policy year, 15% of the amount you pay up to the Target Premium, and 5% of the amount you pay over the Target Premium;

(2) in the 2nd through 10th Policy years, 5% of the actual premium you pay; and

(3) in the 11th Policy year and later, 2% of the actual premium you pay.

The expenses covered by the sales charge include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. Where Policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for the sales charge is used to pay distribution expenses and other costs associated with these additional coverages.

To the extent that sales expenses are not recovered from the sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described below.

MONTHLY DEDUCTION

The monthly deduction is:

1. The monthly selection and issue expense charge; plus

2. The monthly policy charge; plus

3. The monthly cost of insurance charge; plus

4. The monthly cost, if any, for any additional benefit riders.

The monthly deduction for a Policy month will be allocated among the General Account and the Investment Funds in the same proportion that the value in the General Account and the value in each Investment fund bears to the total Accumulation Account Value of the Policy, minus the value in the Loan Account on the Monthly Anniversary.

SELECTION AND ISSUE EXPENSE CHARGE. During the first ten Policy years, and for the Single Life Policy, for the first ten Policy years following any increase in Face Amount, we generally assess a monthly selection and issue expense charge to cover the costs associated with the underwriting and issue of the Policy and, for the Single Life Policy, of Face Amount increases. The monthly charge per $1,000 of Face Amount ranges from approximately 4 cents to one dollar, and varies by Issue Age, risk class, and (except on unisex Policies) sex of the Insured(s).

MONTHLY POLICY CHARGE. We deduct a monthly policy charge on the Investment Start Date and each Monthly Anniversary date. The charge is equal to $25 per Policy month for the first Policy year. Thereafter, it is $6 per Policy month guaranteed not to increase while the Policy is in force.

The charge reimburses us for expenses incurred in the administration of the Policies. Such expenses include: confirmations, annual reports and account statements, maintenance of Policy records, maintenance of Separate Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for policyowner servicing and all accounting, valuation, regulatory and updating requirements.

MONTHLY COST OF INSURANCE CHARGE. This charge compensates us for the insurance coverage we provide in the month following the charge. The monthly cost of insurance charge for each Policy month equals the total of the insurance risk charges for the Policy month for each Face Amount portion then in effect.

The monthly cost of insurance charge is deducted on each Monthly Anniversary for the following Policy month. The monthly cost of insurance charge is determined in a manner that reflects the anticipated mortality of the Insured with respect to the Single Life Policy (or of both Insureds with respect to the Joint and Last Survivor Policy) and the fact that the death benefit is not payable until the death of the Insured with respect to the Single Life Policy (or of the Last Insured with respect to the Joint and Last Survivor Policy). Because the monthly cost of insurance charge depends upon a number of variables, the charge will vary for each Policy month. We will determine the cost of insurance charge by multiplying the applicable cost of insurance rate or rates (divided by 1,000) by the net amount at risk (defined below) for each Policy month.

The monthly cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount (and, for the Single Life Policy, each increase in Face Amount). The rates will be based on the Attained Age, duration (from the effective date of the initial Face Amount and, for the Single Life Policy, each increase in Face Amount), rate class, and (except for unisex policies) sex of the Insured(s) at issue. The monthly cost of insurance rates generally increases as the Insured(s)' Attained Age(s) increases.

The rate class of the Insured(s) also will affect the cost of insurance rate. For the initial Face Amount, we will use the rate class on the Issue Date. For each increase in Face Amount for a Single Life Policy, we will use the rate class applicable to the increase. If the death benefit equals a percentage of Accumulation Account Value, an increase in Accumulation Account Value will cause an automatic increase in the death benefit. The rate class for such an increase for the Joint and Last Survivor Policy will be the same as that used for the initial Face Amount. The rate class for such an increase for the Single Life Policy will be the initial Face Amount or, if later, the most recent increase (excluding any riders) that required proof that the Insured was still insurable by our standards.

We currently place Insured(s) into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk.

Actual monthly cost of insurance rates may change, and the actual monthly cost of insurance charge will be determined by us based on our expectations as to future mortality experience. However, the actual monthly cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For Policies which are not in a substandard rate class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/non-smoker 1980 CSO Mortality Tables (1980 CSO Tables NA and SA and 1980 CSO Tables NG and SG for sex distinct policies and policies issued in qualified pension plans). All Policies are based on the Attained Ages of the Insured(s). Higher rates apply if the (either) Insured is determined to be in a substandard risk class.

In two otherwise identical policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class is also divided into two categories: smokers and nonsmokers. Non-smoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. (Insureds under Attained Age 20 are automatically assigned to the non-smoker rate class.)

The net amount at risk for a Policy month is:

(1) the death benefit at the beginning of the Policy month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%); less

(2) the Accumulation Account Value at the beginning of the Policy month, before the deduction of the monthly cost of insurance.

In calculating the monthly cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.

If the Policy is in force beyond the Insured's Attained Age 100 with respect to the Single Life Policy (or the younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), no deductions will be made for monthly cost of insurance charges.

CHARGES FOR ADDITIONAL BENEFIT RIDERS

The amount of the charge, if any, each Policy month for additional benefit riders is determined in accordance with the rider and is shown on the specifications page of your Policy and in the Fee Table in this prospectus.

MORTALITY AND EXPENSE RISK CHARGE

We will deduct a daily charge from the Investment Funds. The amount of the deduction is determined as a percentage of the average daily net assets of each Investment Fund for each day in the Valuation Period. The current daily deduction percentages, and the equivalent effective annual rates, are:

                         Policy Daily Charge Annual
                         Years  Factor       Equivalent
                         ------ ------------ ----------
                         1-10    .0015027%     0.55%
                         11-20   .0006841%     0.25%
                         21+     .0001370%     0.05%

This deduction is guaranteed not to increase above the following amounts while the Policy is in force:

                         Policy Daily Charge Annual
                         Years  Factor       Equivalent
                         ------ ------------ ----------
                         1-10    .0015027%     0.55%
                         11-20   .0012301%     0.45%
                         21+     .0009572%     0.35%

This risk charge compensates us for assuming the mortality and expense risks under the Policy. The mortality risk assumed by us is that the Insureds, as a group, may not live as long as expected. The expense risk assumed by us is that actual expenses may be greater than those assumed. We expect to profit from this charge.

SURRENDER CHARGE

For up to 10 years after the Issue Date and, for the Single Life Policy, the effective date of an increase in Face Amount, we will impose a contingent deferred sales charge, also referred to as a surrender charge, when the following occur:

..  upon surrender or lapse of the Policy;

..  upon a partial withdrawal;

..  upon a Pro-Rata Surrender; or

..  upon a decrease in Face Amount.

The amount of the charge assessed will depend upon a number of factors, including the type of event (a full surrender, lapse, or partial withdrawal), the amount of any premium payments made under the Policy prior to the event, and the number of Policy years having elapsed since the Policy was issued.

The surrender charge compensates us for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the prospectus and sales literature.

The maximum surrender charge percentage is shown in the following table.

                  If surrender or lapse    The percentage of
                  occurs in the last month the annual Target
                  of Policy year:          Premium payable is:
                  --------------------------------------------
                        1 through 5                45%
                        6                          40%
                        7                          30%
                        8                          20%
                        9                          10%
                        10 and later                0%

The Target Premium (on which we base the surrender charge) is shown in your Policy. As shown above, the maximum surrender charge is 45% of the annual Target Premium payable.

It is our current practice to reduce the above percentages equally for each Policy month during the years shown. For example, during the seventh year, the percentage is reduced equally each month from 40% at the end of the sixth year to 30% at the end of the seventh year. This table may be modified if required by law or regulation of the governing jurisdiction.

A surrender charge will apply when there is a decrease in Face Amount for up to 10 years from the Policy's Issue Date and, for the Single Life Policy, for up to 10 years following the effective date of an increase in Face Amount. A partial withdrawal may cause a decrease in Face Amount and therefore, we may deduct a surrender charge. If the Face Amount is decreased by some fraction of any previous increases in Face Amount and/or the Face Amount at issue, the surrender charge deducted will be the previously defined surrender charge multiplied by the fraction. The Surrender Charge for any increase in Face Amount is the Target Annual Premium for that increase multiplied by the applicable Surrender Charge. The amount of the surrender charge deducted upon a partial withdrawal or Pro-Rata Surrender will depend on the amount of Face Amount reduction caused by the surrenders. The fraction will be determined by dividing the amount of the withdrawal by the Accumulation Account Value before the withdrawal and multiplying the result by the surrender charge. Immediately after a withdrawal, the Policy's remaining surrender charge will equal the amount of the surrender charge immediately before the withdrawal less the amount deducted in connection with the withdrawal.

The Surrender Charge will be allocated among the General Account and the Investment Funds in the same proportion that the value in the General Account and the value in each Investment Fund bears to the total Accumulation Account Value of the Policy minus the value in the Loan Account.

TRANSACTION CHARGES

There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy year. We will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy year. We may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals and Pro-Rata Surrenders will result in the imposition of the applicable surrender charge.

PROJECTION OF BENEFITS AND VALUES CHARGE

You may make a written request to us for a projection of illustrative future Accumulation Account Values and death benefits. If requested more than once per Policy year, this projection will be furnished to you for a nominal fee not to exceed $25.

INVESTMENT FUND EXPENSES

The expenses of the Investment Funds are shown in the Fee Table.

The value of the net assets of the Investment Funds will reflect the investment advisory fee and other expenses incurred by the underlying investment companies.

The Investment Fund expenses are collected from the underlying Investment Fund, and are not direct charges against the Separate Account assets or reductions from the Policy's Accumulation Account Value. Expenses of the Funds are not fixed or specified under the terms of the Policy, and actual expenses may vary. These underlying Investment Fund expenses are taken into consideration in computing each Investment Fund's net asset value, which is used to calculate the unit values in the Separate Account. The management fees and other expenses are more fully described in the prospectus of each individual Investment Fund. The information relating to the Investment Fund expenses was provided by the Investment Funds and was not independently verified by us. Except as otherwise specifically noted, the management fees and other expenses are not currently subject to fee waivers or expense reimbursements.

FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current Federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that Single Life Policies issued on a standard underwriting basis should qualify as "life insurance contracts" under Section 7702. There is more uncertainty as to Single Life Policies issued on a substandard risk basis and Joint and Survivor Policies. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as a "life insurance contract" under Federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations.

INTRODUCTION. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon our understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us and its operations form a part of us.


DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. We intend that each Investment Fund underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.


INVESTOR CONTROL. Under current Federal tax law, it is unclear as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not us would be considered the owner of the shares of the Investment Funds. If you are considered the owner of the investments, it will result in the loss of the favorable tax treatment for the Policy. It is unknown to what extent Owners are permitted to select Investment Funds, to make transfers among the Investment Funds or the number and type of Investment Funds Owners may select from. Due to the uncertainty in this area, we reserve the right to modify the Policy in an attempt to maintain favorable tax treatment.



The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the Separate Account will cause the owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the Policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policyowner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered the owner of the assets of the Separate Account. Due to the uncertainty in this area, we reserve the right to modify the Policy in an attempt to maintain favorable tax treatment.


TAX TREATMENT OF THE POLICY. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, we have relied on interim IRS guidance. Currently, there is even less guidance as to Policies issued on a substandard risk basis and Joint and Last Survivor Policies and thus it is even less clear whether such Policies would meet the requirements of Section 7702 of the Code. Moreover, if you elect the Accelerated Death Benefit Rider, the continued tax qualification of the Policy after a distribution is made under the rider are unclear.


While we have attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with our interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. You should consult your own tax advisers with respect to the tax consequences of purchasing the Policy. The following discussion assumes that the Policy will satisfy Section 7702.


POLICY PROCEEDS. The tax treatment accorded to loan proceeds and/or surrender payments from the policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, we believe that the Policy should receive the same Federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is generally excludable from the gross income of the Beneficiary under Section 101(a) of the Code. Also, you are not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.


Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each owner or Beneficiary.

TAX TREATMENT OF LOANS AND SURRENDERS. Section 7702A of the Code sets forth the rules for determining when a life insurance Policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a Policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy years; or (2) the crediting of interest or other earnings with respect to such premiums.

Certain changes in a Policy after it is issued could also cause it to fail to satisfy the 7-pay test and therefore to be classified as a MEC. Making additional payments, reducing the Policy's death benefit, reducing the Policy's benefits through a partial withdrawal, a change in death benefit option, and addition or termination of benefits under a rider are examples of changes that could result in your Policy becoming classified as a MEC. Reducing the death benefit below the lowest death benefit provided by the Policy during the first seven years will probably cause the Policy to be classified as a MEC if such a reduction occurs during the first seven Policy years in the case of a Single Life Policy or at any time in the case of a Joint and Last Survivor Policy. Even if these events do not result in a Policy becoming classified as a MEC, moreover, they could reduce the amount that may be paid in the future without causing the Policy to be classified as a MEC. You should consult a tax adviser to determine whether a Policy transaction will cause your Policy to be classified as a MEC.

Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance Policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

If the Policy is classified as a MEC, then surrenders and/or loan proceeds are taxable to the extent of income in the Policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments, including those resulting from the lapse of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Loans from a Policy which is not classified as a MEC, will generally be treated as Indebtedness of the Owner and not a distribution. However, there is uncertainty as to loans from such a Policy after the 10th Policy year and you should consult a tax adviser as to the treatment of such loans. Upon complete surrender, if the amount received plus loan Indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the Policy Owner, the excess generally will be treated as ordinary income. In addition, if a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Interest payable on a loan under a Policy is generally not deductible.

Policyowners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

MULTIPLE POLICIES. The Code further provides that multiple MECs that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of policies. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy).

TAX TREATMENT OF POLICY SPLIT. The Split Policy Option Rider and the Divorce Split Rider permit a Policy to be split into two individual Policies. It is not clear whether exercising either the Policy Split Rider or the Divorce Split Rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as Modified Endowment Contracts. A tax adviser should be consulted before exercising either rider.

TAX TREATMENT OF ASSIGNMENTS. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the owner of your Policy.

QUALIFIED PLANS. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex and the amount of life insurance provided in connection with such plans may be limited, you should not do so until you have consulted a competent Qualified Plans consultant.

INCOME TAX WITHHOLDING. All distributions or the portion thereof which is includible in gross income of the Policy owner are subject to Federal income tax withholding. However, in most cases you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.

BUSINESS USES OF POLICY. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. You should consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.



In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.



Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.

FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Investment Funds to foreign jurisdictions.



POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


THE COMPANY'S INCOME TAXES. Under current Federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. However, by the very nature of the Policy certain technical words or terms are unavoidable. We have identified some of these terms and provided you with a definition.

ACCUMULATION ACCOUNT VALUE -- The total of the amounts credited to the Owner in the Separate Account, the General Account and the Loan Account.

ATTAINED AGE -- The Issue Age of an Insured plus the number of completed Policy years.

BENEFICIARY -- The person(s) named in the application or by later designation to receive Policy proceeds in the event of the Insured's death with respect to the Single Life Policy or, in the event of the Last Insured's death with respect to the Joint and Last Survivor Policy.

A Beneficiary may be changed as set forth in the Policy and this prospectus.

CASH SURRENDER VALUE -- The Accumulation Account Value of a Policy on the date of surrender, less any Indebtedness, less any unpaid selection and issue expense charge due for the remainder of the first Policy year for the initial Face Amount (and, for the Single Life Policy, any increase in Face Amount), less any unpaid monthly Policy charge due for the remainder of the first Policy year, and less any surrender charge.

FACE AMOUNT -- The minimum death benefit under the Policy so long as the Policy remains in force before the Insured's Attained Age 100 with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, before the younger Insured's Attained Age 100.

GENERAL ACCOUNT -- Our assets other than those allocated to the Separate Account or any other separate account.

INDEBTEDNESS -- The sum of all unpaid Policy loans and accrued interest on loans.

INSUREDS -- The person or persons whose life (lives) are insured under the Policy.

INVESTMENT FUNDS -- Investments within the Separate Account which we make available under the Policy.

INVESTMENT START DATE -- The date the initial premium is applied to the General Account and/or the Investment Funds. This date is the later of the Issue Date or the date the initial premium is received at our Service Office.

ISSUE AGE -- The age of each Insured at his or her nearest birthday as of the Issue Date.

ISSUE DATE -- The date as of which insurance coverage begins under a Policy. It is also the date from which Policy anniversaries, Policy years, and Policy months are measured. It is the Effective Date of coverage under the Policy.

LAST INSURED -- The Insured whose death succeeds the death of all other Insureds under the Joint and Last Survivor Policy.

LOAN ACCOUNT -- The account of MetLife Investors to which amounts securing Policy Loans are allocated. The Loan Account is part of MetLife Investors' General Account.

LOAN SUBACCOUNT -- A Loan Subaccount has been established for the General Account and for each Investment Fund. Any Accumulation Account Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Accumulation Account Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

MONTHLY ANNIVERSARY -- The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM -- The premium paid, less the premium tax charge, less the Federal tax charge, less the sales charge.

OWNER -- The owner of a Policy, as designated in the application or as subsequently changed.

POLICY -- The Joint and Last Survivor Policy or the Single Life Policy offered by us and described in this prospectus.

PRO-RATA SURRENDER -- A requested reduction of both the Face Amount and the Accumulation Account Value by a given percentage.

SEPARATE ACCOUNT -- MetLife Investors Variable Life Account Five, a separate investment account established by MetLife Investors to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by you to provide variable benefits.

SERVICE OFFICE -- MetLife Investors Insurance Company of California, P.O. Box 355, Warwick, Rhode Island 02887-0355 (877) 357-4419.

TARGET PREMIUM -- A premium calculated when a Policy is issued, based on the Insured's age with respect to the Single Life Policy (or the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class. The Target Premium is used to calculate the first year's premium expense charge, the surrender charge, and agent compensation under the Policy.

VALUATION DATE -- Each day that the New York Stock Exchange (NYSE) is open for trading and MetLife Investors is open for business. MetLife Investors is open for business every day that the NYSE is open for trading.

VALUATION PERIOD -- The period between two successive Valuation Dates, commencing at the close of the NYSE (usually 4:00 p.m. Eastern Standard Time) on a Valuation Date and ending with the close of the NYSE on the next succeeding Valuation Date.

Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 1-877-357-4419, or by writing to our Service Office at: MetLife Investors Insurance Company of California, P.O. Box 355, Warwick, RI 02887-0355. You may also obtain, without charge, a personalized illustration of death benefits, Cash Surrender Values and Accumulation Account Values by calling 1-866-901-0002.

For Investment Fund transfers, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call our Service Office at 1-877-357-4419.

This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.




File No. 811-08433

INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders of
MetLife Investors Insurance Company of California and
Contract Owners of MetLife Investors Variable Life Account Five

We have audited the accompanying statement of assets and liabilities of each of the sub-accounts (as disclosed in Note 1 to the financial statements) comprising MetLife Investors Variable Life Account Five (the Separate Account) of MetLife Investors Insurance Company of California as of December 31, 2002, the related statements of operations and changes in net assets for each of the periods in the three year period then ended, and the financial highlights as of December 31, 2002 and 2001, and for each of the periods then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of MetLife Investors Variable Life Account Five of MetLife Investors Insurance Company of California as of December 31, 2002, the results of their operations and changes in their net assets for each of the periods in the three year period then ended, and their financial highlights as of December 31, 2002 and 2001, and for each of the periods then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 4, 2003

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Assets and Liabilities
December 31, 2002

Sub-account assets:
  Investments:
   Met Investors Series Trust (Met Investors or MIST):
    Lord Abbett Growth and Income Portfolio                      29,484 shares $  556,068
    Lord Abbett Bond Debenture Portfolio                         22,089 shares    226,195
    Lord Abbett Developing Growth Portfolio                         172 shares      1,299
    Lord Abbett Mid-Cap Value Portfolio                          10,211 shares    147,147
    JP Morgan Quality Bond Portfolio                              1,641 shares     19,476
    JP Morgan Small Cap Stock Portfolio                           8,500 shares     78,715
    JP Morgan Enhanced Index Portfolio                           25,495 shares    278,666
    JP Morgan Select Equity Portfolio                            10,593 shares    100,532
    JP Morgan International Equity Portfolio                      8,728 shares     63,363
    MIST AIM Mid Cap Core Equity Portfolio                        4,182 shares     41,149
    MIST AIM Small Cap Stock Portfolio                            2,665 shares     23,048
    MIST Third Ave Small Cap Val Portfolio                           21 shares        174
    Janus Aggressive Growth Portfolio                             7,914 shares     42,496
    MFS Research International Portfolio                            687 shares      5,143
    MFS MidCap Growth Portfolio                                   4,806 shares     22,397
    Oppenheimer Capital Appreciation Portfolio                    1,108 shares      7,168
    PIMCO Innovation Portfolio                                       16 shares         49
    PIMCO Money Market Portfolio                              2,962,905 shares  2,962,905
    PIMCO Total Return Portfolio                                 14,143 shares    160,384
    Met Putnam Research Portfolio                                 2,770 shares     17,810
    MIST SSR Concentrated Int'l Portfolio                         1,357 shares     12,061
   New England Zenith Fund (New England Zenith):
    Davis Venture Value                                           2,968 shares     57,546
    Harris Oakmark Focused Value                                    157 shares     26,624
    Jennison Growth Portfolio                                       495 shares      3,819
   Metropolitan Life Series (MetLife):
    Met Stock Index B                                             5,439 shares    127,329
   General American Capital Company (GACC):
    Money Market Fund                                               110 shares      2,427
   Russell Insurance Funds (Russell):
    Multi-Style Equity Fund                                           7 shares         60
    Aggressive Equity Fund                                            8 shares         75
    Non-US Fund                                                       8 shares         60
    Core Bond Fund                                                   12 shares        126
    Real Estate Securities Fund                                      12 shares        131
   AIM Variable Insurance Funds, Inc. (AIM):
    V.I. Premier Equity Fund                                      2,287 shares     37,101
    V.I. Capital Appreciation Fund                                1,007 shares     16,541
    V.I. International Growth Fund                                    8 shares        103
   Alliance Variable Products Series Fund, Inc. (Alliance):
    Premier Growth Portfolio                                        199 shares      3,470
    AllianceBernstein Real Estate Investment Portfolio              189 shares      2,183
   Liberty Variable Investment Trust (Liberty):
    Newport Tiger Fund, Variable Series                              42 shares         61
   Goldman Sachs Variable Insurance Trust (Goldman Sachs):
    Growth and Income Fund                                            9 shares         76
    International Equity Fund                                         8 shares         56

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Assets and Liabilities
December 31, 2002

Sub-account assets (continued):
  Investments (continued):
   Scudder Variable Series II (Scudder II):
    Small Cap Growth Portfolio                                            5 shares $       40
    SVS Dreman Small Cap Value Portfolio                                  9 shares        109
    Government Securities Portfolio                                      10 shares        127
   MFS Variable Insurance Trust (MFS):
    Research Series                                                       5 shares         53
    Investors Trust Series                                              299 shares      4,033
    Emerging Growth Series                                                3 shares         36
    High Income Series                                                  219 shares      1,935
    Strategic Income Series                                              11 shares        120
    New Discovery Series                                                242 shares      2,525
   Oppenheimer Variable Account Funds (Oppenheimer):
    Capital Appreciation Fund                                         1,240 shares     33,016
    Main Street Growth & Income Fund                                      4 shares         66
    High Income Fund                                                     13 shares         97
    Bond Fund                                                           558 shares      6,316
    Strategic Bond Fund                                                  25 shares        115
   Putnam Variable Trust (Putnam)
    Growth and Income Fund                                              226 shares      4,244
    New Value Fund                                                       10 shares        105
    Vista Fund                                                            5 shares         39
    International Growth Fund                                           140 shares      1,417
    International New Opportunities Fund                                  5 shares         41
   Franklin Templeton Variable Insurance Products Trust (Templeton)
    Templeton Global Income Securities Fund                              10 shares        131
    Franklin Small Cap Fund                                             216 shares      2,766
    Templeton Growth Securities Fund                                  3,128 shares     27,116
    Templeton Foreign Securities Fund                                   156 shares      1,488
    Templeton Developing Markets Securities Fund                        378 shares      1,781
    Templeton Mutual Shares Securities Fund                               9 shares        105
    Franklin Large Cap Growth Securities Fund                             8 shares         89
                                                                            ------ ----------
      Total assets                                                                 $5,131,943
                                                                            ====== ==========

Sub-account liabilities:
  Due to/(from) general account, net
   Met Investors Lord Abbett Growth and Income Portfolio                           $       30
   Met Investors Lord Abbett Bond Debenture Portfolio                                      48
   Met Investors Lord Abbett Developing Growth Portfolio                                    -
   Met Investors Lord Abbett Mid-Cap Value Portfolio                                       17
   Met Investors JP Morgan Quality Bond Portfolio                                           2
   Met Investors JP Morgan Small Cap Stock Portfolio                                        1
   Met Investors JP Morgan Enhanced Index Portfolio                                         1
   Met Investors JP Morgan Select Equity Portfolio                                          1
   Met Investors JP Morgan International Equity Portfolio                                   -
   Met Investors MIST AIM Mid Cap Core Equity Portfolio                                    23

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Assets and Liabilities
December 31, 2002

 Sub-account liabilities (continued):
   Due to/(from) general account, net (continued):
    Met Investors MIST AIM Small Cap Stock Portfolio               $       35
    Met Investors MIST Third Ave Small Cap Val Portfolio                    -
    Met Investors Janus Aggressive Growth Portfolio                        (1)
    Met Investors MFS Research International Portfolio                      9
    Met Investors MFS MidCap Growth Portfolio                              33
    Met Investors Oppenheimer Capital Appreciation Portfolio               14
    Met Investors PIMCO Innovation Portfolio                                -
    Met Investors PIMCO Money Market Portfolio                             38
    Met Investors PIMCO Total Return Portfolio                             11
    Met Investors Met Putnam Research Portfolio                            34
    Met Investors MIST SSR Concentrated Int'l Portfolio                    23
    New England Zenith Davis Venture Value                                 34
    New England Zenith Harris Oakmark Focused Value                        50
    New England Zenith Jennison Growth Portfolio                            8
    MetLife Met Stock Index B                                             145
    GACC Money Market                                                      19
    Russell Aggressive Equity Fund                                          1
    Russell Non US Fund                                                     1
    Russell Multi-Style Equity Fund                                         1
    Russell Core Bond Fund                                                  1
    Russell Real Estate Securities Fund                                     2
    AIM Premier Equity Fund                                                 -
    AIM V.I. Capital Appreciation Fund                                      1
    AIM V.I. International Growth Fund                                      -
    Alliance Premier Growth Portfolio                                      32
    AllianceBernstein Real Estate Investment Portfolio                     21
    Liberty Newport Tiger Fund                                              2
    Goldman Sachs Growth and Income Fund                                    1
    Goldman Sachs International Equity Fund                                 1
    Scudder II Small Cap Growth Portfolio                                   -
    Scudder II SVS Dreman Small Cap Value Portfolio                         1
    Scudder II Government Securities Portfolio                              2
    MFS Research Series                                                     -
    MFS Investors Trust Series                                             37
    MFS Emerging Growth Series                                              1
    MFS High Income Series                                                 18
    MFS Strategic Income Series                                             2
    MFS New Discovery Series                                               23
    Oppenheimer Capital Appreciation Fund                                  41
    Oppenheimer Main Street Growth & Income Fund                            1
    Oppenhiemer High Income Fund                                            1
    Oppenheimer Bond Fund                                                   5
    Oppenheimer Strategic Bond Fund                                         1
    Putnam VT Growth and Income Fund                                       39
    Putnam VT New Value Fund                                                1
    Putnam VT Vista Fund                                                    1
    Putnam VT International Growth Fund                                    13
    Putnam VT International New Opportunities Fund                          -

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Assets and Liabilities
December 31, 2002

 Sub-account liabilities (continued):
   Due to/(from) general account, net (continued):
    Templeton Global Income Securities Fund                          $        -
    Franklin Small Cap Fund                                                   1
    Templeton Growth Securities Fund                                          -
    Templeton Foreign Securities Fund                                        13
    Templeton Developing Markets Securities                                  16
    Templeton Mutual Shares Securities Fund                                   1
    Franklin Large Cap Growth Securities Fund                                 -
                                                                 -   ----------
       Total liabilities                                             $      857
                                                                 =   ==========

 Sub-account net assets:
   Accumulation units:
    Met Investors Lord Abbett Growth and Income Portfolio            $  556,038
    Met Investors Lord Abbett Bond Debenture Portfolio                  226,147
    Met Investors Lord Abbett Developing Growth Portfolio                 1,299
    Met Investors Lord Abbett Mid-Cap Value Portfolio                   147,130
    Met Investors JP Morgan Quality Bond Portfolio                       19,474
    Met Investors JP Morgan Small Cap Stock Portfolio                    78,714
    Met Investors JP Morgan Enhanced Index Portfolio                    278,665
    Met Investors JP Morgan Select Equity Portfolio                     100,531
    Met Investors JP Morgan International Equity Portfolio               63,363
    Met Investors MIST AIM Mid Cap Core Equity Portfolio                 41,126
    Met Investors MIST AIM Small Cap Stock Portfolio                     23,013
    Met Investors MIST Third Ave Small Cap Val Portfolio                    174
    Met Investors Janus Aggressive Growth Portfolio                      42,497
    Met Investors MFS Research International Portfolio                    5,134
    Met Investors MFS MidCap Growth Portfolio                            22,364
    Met Investors Oppenheimer Capital Appreciation Portfolio              7,154
    Met Investors PIMCO Innovation Portfolio                                 49
    Met Investors PIMCO Money Market Portfolio                        2,962,867
    Met Investors PIMCO Total Return Portfolio                          160,373
    Met Investors Met Putnam Research Portfolio                          17,776
    Met Investors MIST SSR Concentrated Int'l Portfolio                  12,038
    New England Zenith Davis Venture Value                               57,512
    New England Zenith Harris Oakmark Focused Value                      26,574
    New England Zenith Jennison Growth Portfolio                          3,811
    Met Life Met Stock Index B                                          127,184
    GACC Money Market Fund                                                2,408
    Russell Multi-Style Equity Fund                                          59
    Russell Aggressive Equity Fund                                           74
    Russell Non-US Fund                                                      59
    Russell Core Bond Fund                                                  125
    Russell Real Estate Securities Fund                                     129
    AIM Premier Equity Fund                                              37,101
    AIM V.I. Capital Appreciation Fund                                   16,540
    AIM V.I. International Growth Fund                                      103
    Alliance Premier Growth Portfolio                                     3,438

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Assets and Liabilities
December 31, 2002

     Sub-account net assets (continued):
       Accumulation units (continued):
        AllianceBernstein Real Estate Investment Portfolio       $    2,162
        Liberty Newport Tiger Fund, Variable                             59
        Goldman Sachs Growth and Income Fund                             75
        Goldman Sachs International Equity Fund                          55
        Scudder II Small Cap Growth Portfolio                            40
        Scudder II SVS Dreman Small Cap Value Portfolio                 108
        Scudder II Government Securities Portfolio                      125
        MFS Research Series                                              53
        MFS Investors Trust Series                                    3,996
        MFS Emerging Growth Series                                       35
        MFS High Income Series                                        1,917
        MFS Strategic Income Series                                     118
        MFS New Discovery Series                                      2,502
        Oppenheimer Capital Appreciation Fund                        32,975
        Oppenheimer Main Street Growth & Income Fund                     65
        Oppenheimer High Income Fund                                     96
        Oppenheimer Bond Fund                                         6,311
        Oppenheimer Strategic Bond Fund                                 114
        Putnam VT Growth and Income Fund                              4,205
        Putnam VT New Value Fund                                        104
        Putnam VT Vista Fund                                             38
        Putnam VT International Growth Fund                           1,404
        Putnam VT International New Opportunities Fund                   41
        Templeton Global Income Securities Fund                         131
        Franklin Small Cap Fund                                       2,765
        Templeton Growth Securities Fund                             27,116
        Templeton Foreign Securities Fund                             1,475
        Templeton Developing Markets Securities Fund                  1,765
        Templeton Mutual Shares Securities Fund                         104
        Franklin Large Cap Growth Securities Fund                        89
                                                                 ----------
           Total net assets                                      $5,131,086
                                                                 ==========

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2002

                                                                                               Met Investors
                                                  --------------------------------------------------------------------------
                                                    Lord Abbett
                                                      Growth       Lord Abbett    Lord Abbett    Lord Abbett     JP Morgan
                                                        and           Bond        Developing       Mid-Cap        Quality
                                                      Income        Debenture       Growth          Value          Bond
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $        5,763         17,673              -            713            876
Expenses:
  Mortality and expense risk                                  26             43              -             11              1
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                           5,737         17,630              -            702            875
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             (2,532)        (1,144)           (14)           641          1,654
  Realized gain distributions                             41,061              -              -          5,941              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                              38,529         (1,144)           (14)         6,582          1,654
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)        (159,692)       (16,710)          (523)       (26,972)            31
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $     (115,426)          (224)          (537)       (19,688)         2,560
                                                  ==============  =============  =============  =============  =============


                                                    JP Morgan
                                                      Small          JP Morgan
                                                       Cap           Enhanced
                                                      Stock            Index
                                                  -------------    -------------
Investment income:
  Dividends                                                  79            3,189
Expenses:
  Mortality and expense risk                                  -                -
                                                  -------------    -------------
    Net investment income (loss)                             79            3,189
                                                  -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              (488)         (27,450)
  Realized gain distributions                                 -                -
                                                  -------------    -------------
    Net realized gain (loss)                               (488)         (27,450)
                                                  -------------    -------------
Change in unrealized appreciation (depreciation)        (20,843)         (69,871)
                                                  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                         (21,252)         (94,132)
                                                  =============    =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2002

                                                                                                 Met Investors
                                                  ------------------------------------------------------------------------------
                                                                                                                       MIST
                                                     JP Morgan        JP Morgan       MIST AIM        MIST AIM       Third Ave
                                                      Select        International      Mid Cap        Small Cap      Small Cap
                                                      Equity           Equity      Core Equity (a)    Stock (a)      Value (b)
                                                  --------------    -------------  ---------------  -------------  -------------
Investment income:
  Dividends                                       $          772                -              21               -              -
Expenses:
  Mortality and expense risk                                   -                -              72              35              -
                                                  --------------    -------------   -------------   -------------  -------------
    Net investment income (loss)                             772                -             (51)            (35)             -
                                                  --------------    -------------   -------------   -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             (8,014)         (18,623)             (5)             11              1
  Realized gain distributions                                  -                -              29               -              -
                                                  --------------    -------------   -------------   -------------  -------------
    Net realized gain (loss)                              (8,014)         (18,623)             24              11              1
                                                  --------------    -------------   -------------   -------------  -------------
Change in unrealized appreciation (depreciation)         (27,291)           6,034             240           1,083              3
                                                  --------------    -------------   -------------   -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $      (34,533)         (12,589)            213           1,059              4
                                                  ==============    =============   =============   =============  =============



                                                      Janus               MFS
                                                    Aggressive         Research
                                                    Growth (a)     International (a)
                                                  -------------    -----------------
Investment income:
  Dividends                                                  26                  9
Expenses:
  Mortality and expense risk                                 60                  9
                                                  -------------      -------------
    Net investment income (loss)                            (34)                 -
                                                  -------------      -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 3                 (1)
  Realized gain distributions                                 -                  -
                                                  -------------      -------------
    Net realized gain (loss)                                  3                 (1)
                                                  -------------      -------------
Change in unrealized appreciation (depreciation)           (283)               (24)
                                                  -------------      -------------
    Net increase (decrease) in net assets from
     operations                                            (314)               (25)
                                                  =============      =============

(a) For the period from February 1, 2002 to December 31, 2002.
(b) For the period from August 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2002

                                                                                                Met Investors
                                                ----------------------------------------------------------------------------------
                                                     MFS            Oppenheimer                        PIMCO          PIMCO
                                                   Mid Cap            Capital          PIMCO           Money          Total
                                                  Growth (a)      Appreciation (a) Innovation (a)    Market (a)     Return (a)
                                                --------------    ---------------- --------------   ------------- -------------
Investment income:
 Dividends                                      $            -                 4               -           10,818             -
Expenses:
 Mortality and expense risk                                 34                13               -            4,947           278
                                                --------------     -------------   -------------    ------------- -------------
    Net investment income (loss)                           (34)               (9)              -            5,871          (278)
                                                --------------     -------------   -------------    ------------- -------------
Net realized gain (loss) on investments:
 Realized gain (loss) on sale of fund shares                 8                 -               -                -            22
 Realized gain distributions                               133                 -               -                -             -
                                                --------------     -------------   -------------    ------------- -------------
    Net realized gain (loss)                               141                 -               -                -            22
                                                --------------     -------------   -------------    ------------- -------------
Change in unrealized appreciation
 (depreciation)                                            717              (147)            (51)               -         4,680
                                                --------------     -------------   -------------    ------------- -------------
    Net increase (decrease) in net assets
     from operations                            $          824              (156)            (51)           5,871         4,424
                                                ==============     =============   =============    ============= =============


                                                     Met           MIST SSR
                                                    Putnam       Concentrated
                                                 Research (a)  International (a)
                                                -------------  -----------------
Investment income:
 Dividends                                                 91               18
Expenses:
 Mortality and expense risk                                32               22
                                                -------------    -------------
    Net investment income (loss)                           59               (4)
                                                -------------    -------------
Net realized gain (loss) on investments:
 Realized gain (loss) on sale of fund shares               (3)             (11)
 Realized gain distributions                                -                -
                                                -------------    -------------
    Net realized gain (loss)                               (3)             (11)
                                                -------------    -------------
Change in unrealized appreciation
 (depreciation)                                          (250)            (729)
                                                -------------    -------------
    Net increase (decrease) in net assets
     from operations                                     (194)            (744)
                                                =============    =============

(a) For the period from February 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2002

                                                               New England Zenith                          MetLife
                                                  --------------------------------------------        -----------------
                                                                       Harris
                                                       Davis           Oakmark
                                                      Venture          Focused          Jennison             Met
                                                     Value (a)        Value (a)        Growth (b)     Stock Index B (a)
                                                  --------------    -------------    -------------    -----------------
Investment income:
  Dividends                                       $            1                -                -                  1
Expenses:
  Mortality and expense risk                                  91               47                7                171
                                                  --------------    -------------    -------------      -------------
    Net investment income (loss)                             (90)             (47)              (7)              (170)
                                                  --------------    -------------    -------------      -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                (11)             (10)              (2)               (79)
  Realized gain distributions                                  -                -                -                  1
                                                  --------------    -------------    -------------      -------------
    Net realized gain (loss)                                 (11)             (10)              (2)               (78)
                                                  --------------    -------------    -------------      -------------
Change in unrealized appreciation (depreciation)              62             (382)            (258)            (1,699)
                                                  --------------    -------------    -------------      -------------
    Net increase (decrease) in net assets from
     operations                                   $          (39)            (439)            (267)            (1,947)
                                                  ==============    =============    =============      =============

                                                       GACC                 Russell
                                                  -------------  ----------------------------

                                                                     Multi-
                                                      Money          Style          Aggressive
                                                      Market         Equity           Equity
                                                  -------------  -------------    -------------
Investment income:
  Dividends                                               1,059              -                -
Expenses:
  Mortality and expense risk                                 10              -                -
                                                  -------------  -------------    -------------
    Net investment income (loss)                          1,049              -                -
                                                  -------------  -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              (828)             -                -
  Realized gain distributions                                 -              -                -
                                                  -------------  -------------    -------------
    Net realized gain (loss)                               (828)             -                -
                                                  -------------  -------------    -------------
Change in unrealized appreciation (depreciation)            (65)           (18)             (18)
                                                  -------------  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                             156            (18)             (18)
                                                  =============  =============    =============

(a) For the period from February 1, 2002 to December 31, 2002.
(b) For the period from August 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2002

                                                                    Russell                                          AIM
                                                  -------------------------------------------    -------------------------------

                                                                                     Real                            V.I.
                                                                      Core          Estate            V.I.         Capital
                                                      Non-US          Bond        Securities     Premier Equity  Appreciation
                                                  --------------  ------------- -------------    -------------- -------------
Investment income:
  Dividends                                       $            1              3             7              150              -
Expenses:
  Mortality and expense risk                                   -              1             1                -              -
                                                  --------------  ------------- -------------    -------------  -------------
    Net investment income (loss)                               1              2             6              150              -
                                                  --------------  ------------- -------------    -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -              -             -          (23,413)        (6,335)
  Realized gain distributions                                  -              3             1                -              -
                                                  --------------  ------------- -------------    -------------  -------------
    Net realized gain (loss)                                   -              3             1          (23,413)        (6,335)
                                                  --------------  ------------- -------------    -------------  -------------
Change in unrealized appreciation (depreciation)             (11)             3            (3)           5,658            114
                                                  --------------  ------------- -------------    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          (10)             8             4          (17,605)        (6,221)
                                                  ==============  ============= =============    =============  =============

                                                     Alliance
                                                  -------------

                                                       V.I
                                                  International     Premier
                                                     Growth          Growth
                                                  -------------  -------------
Investment income:
  Dividends                                                   1              -
Expenses:
  Mortality and expense risk                                  -             23
                                                  -------------  -------------
    Net investment income (loss)                              1            (23)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -            (83)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                  -            (83)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            (20)        (1,493)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (19)        (1,599)
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2002

                                    Alliance        Liberty                            Goldman Sachs
                                 --------------  -------------  ----------------------------------------------------------
                                    Alliance        Newport
                                    Bernstein        Tiger          Growth
                                   Real Estate        Fund           and       International      Global        Internet
                                   Investment       Variable        Income        Equity        Income (c)   Tollkeeper (c)
                                 --------------  -------------  -------------  -------------  -------------  --------------
Investment income:
 Dividends                       $           57              1              1              1              -              -
Expenses:
 Mortality and expense risk                  12              -              -              -              -              -
                                 --------------  -------------  -------------  -------------  -------------  -------------
    Net investment income
     (loss)                                  45              1              1              1              -              -
                                 --------------  -------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on
 investments:
 Realized gain (loss) on sale
   of fund shares                             6              -              -              -             (2)           (65)
 Realized gain distributions                  -              -              -              -              -              -
                                 --------------  -------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                  6              -              -              -             (2)           (65)
                                 --------------  -------------  -------------  -------------  -------------  -------------
Change in unrealized
 appreciation (depreciation)                 (4)           (12)           (11)           (14)             2             57
                                 --------------  -------------  -------------  -------------  -------------  -------------
    Net increase (decrease)
     in net assets from
     operations                  $           47            (11)           (10)           (13)             -             (8)
                                 ==============  =============  =============  =============  =============  =============

                                   Scudder II
                                 -------------

                                     Small
                                      Cap
                                     Growth
                                 -------------
Investment income:
 Dividends                                   -
Expenses:
 Mortality and expense risk                  -
                                 -------------
    Net investment income
     (loss)                                  -
                                 -------------
Net realized gain (loss) on
 investments:
 Realized gain (loss) on sale
   of fund shares                            -
 Realized gain distributions                 -
                                 -------------
    Net realized gain (loss)                 -
                                 -------------
Change in unrealized
 appreciation (depreciation)               (20)
                                 -------------
    Net increase (decrease)
     in net assets from
     operations                            (20)
                                 =============

(c) For the period from January 1, 2002 to May 1, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2002

                                                           Scudder II
                                                  -----------------------------      ---------------------------------
                                                    SVS Dreman
                                                      Small
                                                       Cap           Government                         Investors
                                                      Value          Securities         Research          Trust
                                                  --------------    -------------    -------------    -------------
Investment income:
  Dividends                                       $            -                4                -               25
Expenses:
  Mortality and expense risk                                   -                1                -               25
                                                  --------------    -------------    -------------    -------------
    Net investment income (loss)                               -                3                -                -
                                                  --------------    -------------    -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -                -                -              (52)
  Realized gain distributions                                  -                -                -                -
                                                  --------------    -------------    -------------    -------------
    Net realized gain (loss)                                   -                -                -              (52)
                                                  --------------    -------------    -------------    -------------
Change in unrealized appreciation (depreciation)             (14)               6              (18)          (1,070)
                                                  --------------    -------------    -------------    -------------
    Net increase (decrease) in net assets from
     operations                                   $          (14)               9              (18)          (1,122)
                                                  ==============    =============    =============    =============




                                                     Emerging           High          Strategic
                                                      Growth           Income          Income
                                                  -------------    -------------    -------------
Investment income:
  Dividends                                                   -              134                4
Expenses:
  Mortality and expense risk                                  -               11                -
                                                  -------------    -------------    -------------
    Net investment income (loss)                              -              123                4
                                                  -------------    -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -               (6)               -
  Realized gain distributions                                 -                -                -
                                                  -------------    -------------    -------------
    Net realized gain (loss)                                  -               (6)               -
                                                  -------------    -------------    -------------
Change in unrealized appreciation (depreciation)            (18)             (80)               5
                                                  -------------    -------------    -------------
    Net increase (decrease) in net assets from
     operations                                             (18)              37                9
                                                  =============    =============    =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2002

                                  MFS                                      Oppenheimer
                            --------------  ------------------------------------------------------------------------
                                                              Main Street
                                                                Growth
                                  New          Capital             &             High                        Strategic
                               Discovery     Appreciation       Income          Income           Bond          Bond
                            --------------  -------------    -------------  -------------    ------------- -------------
Investment income:
 Dividends                  $            -              -                1             10              450             9
Expenses:
 Mortality and expense
   risk                                 17             42                -              -               33             -
                            --------------  -------------    -------------  -------------    ------------- -------------
    Net investment
     income (loss)                     (17)           (42)               1             10              417             9
                            --------------  -------------    -------------  -------------    ------------- -------------
Net realized gain (loss)
 on investments:
 Realized gain (loss) on
   sale of fund shares                 (37)             9                -              -                3             -
 Realized gain
   distributions                         -              -                -              -                -             -
                            --------------  -------------    -------------  -------------    ------------- -------------
    Net realized gain
     (loss)                            (37)             9                -              -                3             -
                            --------------  -------------    -------------  -------------    ------------- -------------
Change in unrealized
 appreciation
 (depreciation)                     (1,163)         1,799              (16)           (13)              84            (1)
                            --------------  -------------    -------------  -------------    ------------- -------------
    Net increase
     (decrease) in net
     assets from
     operations             $       (1,217)         1,766              (15)            (3)             504             8
                            ==============  =============    =============  =============    ============= =============

                                Putnam
                            -------------

                                Growth
                                 and
                                Income
                            -------------
Investment income:
 Dividends                             83
Expenses:
 Mortality and expense
   risk                                26
                            -------------
    Net investment
     income (loss)                     57
                            -------------
Net realized gain (loss)
 on investments:
 Realized gain (loss) on
   sale of fund shares                (47)
 Realized gain
   distributions                       28
                            -------------
    Net realized gain
     (loss)                           (19)
                            -------------
Change in unrealized
 appreciation
 (depreciation)                    (1,072)
                            -------------
    Net increase
     (decrease) in net
     assets from
     operations                    (1,034)
                            =============


See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2002

                                                                             Putnam
                                                  -----------------------------------------------------------      -------------

                                                                                                                    Templeton
                                                                                                  International       Global
                                                        New                      International         New            Income
                                                       Value          Vista         Growth        Opportunities     Securities
                                                  --------------  -------------  -------------    -------------    -------------
Investment income:
  Dividends                                       $            1              -             16                -                1
Expenses:
  Mortality and expense risk                                   -              -              9                -                -
                                                  --------------  -------------  -------------    -------------    -------------
    Net investment income (loss)                               1              -              7                -                1
                                                  --------------  -------------  -------------    -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -              -            (18)               -                -
  Realized gain distributions                                  4              -              -                -                -
                                                  --------------  -------------  -------------    -------------    -------------
    Net realized gain (loss)                                   4              -            (18)               -                -
                                                  --------------  -------------  -------------    -------------    -------------
Change in unrealized appreciation (depreciation)             (23)           (17)          (306)              (7)              21
                                                  --------------  -------------  -------------    -------------    -------------
    Net increase (decrease) in net assets from
     operations                                   $          (18)           (17)          (317)              (7)              22
                                                  ==============  =============  =============    =============    =============




                                                     Franklin      Templeton
                                                      Small          Growth
                                                       Cap         Securities
                                                  -------------  -------------
Investment income:
  Dividends                                                  14            866
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                             14            866
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            (2,813)        (3,482)
  Realized gain distributions                                 -            795
                                                  -------------  -------------
    Net realized gain (loss)                             (2,813)        (2,687)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)          1,770         (5,449)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          (1,029)        (7,270)
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2002

                                                                           Templeton
                                                  -----------------------------------------------------------
                                                                    Templeton      Templeton       Franklin
                                                    Templeton       Developing       Mutual       Large Cap
                                                     Foreign         Markets         Shares         Growth
                                                    Securities      Securities     Securities     Securities       Total
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $           31             30              1              1         43,016
Expenses:
  Mortality and expense risk                                   9             10              -              -          6,129
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                              22             20              1              1         36,887
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                (37)            (6)             -              -        (93,253)
  Realized gain distributions                                  -              -              2              -         47,998
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                 (37)            (6)             2              -        (45,255)
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)            (335)           (21)           (17)           (27)      (314,712)
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $         (350)            (7)           (14)           (26)      (323,080)
                                                  ==============  =============  =============  =============  =============


See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2002

                                                                                                   Met Investors
                                                     ------------------------------------------------------------------
                                                       Lord Abbett
                                                         Growth         Lord Abbett      Lord Abbett      Lord Abbett
                                                           and             Bond          Developing         Mid-Cap
                                                         Income          Debenture         Growth            Value
                                                     --------------    -------------    -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $        5,737           17,630                -              702
  Net realized gain (loss)                                   38,529           (1,144)             (14)           6,582
  Change in unrealized appreciation (depreciation)         (159,692)         (16,710)            (523)         (26,972)
                                                     --------------    -------------    -------------    -------------
    Net increase (decrease) from operations                (115,426)            (224)            (537)         (19,688)
                                                     --------------    -------------    -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -                -                -                -
  MetLife Investors Insurance Company of California
   redemptions                                                    -                -                -                -
  Payments received from contract owners                         81                -                -                -
  Transfers between sub-accounts (including fixed
   account), net                                            133,757           33,890                -           52,162
  Transfers for contract benefits, terminations and
   insurance charges                                        (12,790)          (4,538)             (36)          (3,687)
                                                     --------------    -------------    -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                  121,048           29,352              (36)          48,475
                                                     --------------    -------------    -------------    -------------
    Net increase (decrease) in net assets                     5,622           29,128             (573)          28,787
Net assets at beginning of period                           550,416          197,019            1,872          118,343
                                                     --------------    -------------    -------------    -------------
Net assets at end of period                          $      556,038          226,147            1,299          147,130
                                                     ==============    =============    =============    =============


                                                                      JP Morgan
                                                       JP Morgan        Small        JP Morgan
                                                        Quality          Cap         Enhanced
                                                         Bond           Stock          Index
                                                     -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 875             79          3,189
  Net realized gain (loss)                                   1,654           (488)       (27,450)
  Change in unrealized appreciation (depreciation)              31        (20,843)       (69,871)
                                                     -------------  -------------  -------------
    Net increase (decrease) from operations                  2,560        (21,252)       (94,132)
                                                     -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -              -
  Payments received from contract owners                         -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                            17,349            (63)       (67,035)
  Transfers for contract benefits, terminations and
   insurance charges                                          (670)        (2,099)        (7,658)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  16,679         (2,162)       (74,693)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets                   19,239        (23,414)      (168,825)
Net assets at beginning of period                              235        102,128        447,490
                                                     -------------  -------------  -------------
Net assets at end of period                                 19,474         78,714        278,665
                                                     =============  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2002


                                                                                                    Met Investors
                                                     ---------------------------------------------------------------------------
                                                                                                                       MIST
                                                        JP Morgan      JP Morgan       MIST AIM       MIST AIM       Third Ave
                                                         Select      International      Mid Cap       Small Cap      Small Cap
                                                         Equity         Equity      Core Equity (a)   Stock (a)      Value (b)
                                                     --------------  -------------  --------------- -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          772              -             (51)           (35)             -
  Net realized gain (loss)                                   (8,014)       (18,623)             24             11              1
  Change in unrealized appreciation (depreciation)          (27,291)         6,034             240          1,083              3
                                                     --------------  -------------   -------------  -------------  -------------
    Net increase (decrease) from operations                 (34,533)       (12,589)            213          1,059              4
                                                     --------------  -------------   -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -             100            100            100
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -               -              -              -
  Payments received from contract owners                          -              -               -             41             55
  Transfers between sub-accounts (including fixed
   account), net                                            (22,954)       (29,371)         41,583         22,500             15
  Transfers for contract benefits, terminations and
   insurance charges                                         (2,610)        (1,829)           (770)          (687)             -
                                                     --------------  -------------   -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (25,564)       (31,200)         40,913         21,954            170
                                                     --------------  -------------   -------------  -------------  -------------
    Net increase (decrease) in net assets                   (60,097)       (43,789)         41,126         23,013            174
Net assets at beginning of period                           160,628        107,152               -              -              -
                                                     --------------  -------------   -------------  -------------  -------------
Net assets at end of period                          $      100,531         63,363          41,126         23,013            174
                                                     ==============  =============   =============  =============  =============



                                                         Janus               MFS
                                                       Aggressive         Research
                                                       Growth (a)     International (a)
                                                     -------------    -----------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 (34)                 -
  Net realized gain (loss)                                       3                 (1)
  Change in unrealized appreciation (depreciation)            (283)               (24)
                                                     -------------      -------------
    Net increase (decrease) from operations                   (314)               (25)
                                                     -------------      -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                    100                100
  MetLife Investors Insurance Company of California
   redemptions                                                   -                  -
  Payments received from contract owners                         -                 28
  Transfers between sub-accounts (including fixed
   account), net                                            43,025              5,110
  Transfers for contract benefits, terminations and
   insurance charges                                          (314)               (79)
                                                     -------------      -------------
    Net increase (decrease) in net assets from
     contract transactions                                  42,811              5,159
                                                     -------------      -------------
    Net increase (decrease) in net assets                   42,497              5,134
Net assets at beginning of period                                -                  -
                                                     -------------      -------------
Net assets at end of period                                 42,497              5,134
                                                     =============      =============

(a) For the period from February 1, 2002 to December 31, 2002.
(b) For the period from August 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2002


                                                                                                     Met Investors
                                                     --------------------------------------------------------------------

                                                          MFS            Oppenheimer                         PIMCO
                                                        Mid Cap            Capital          PIMCO            Money
                                                       Growth (a)      Appreciation (a) Innovation (a)     Market (a)
                                                     --------------    ---------------- --------------   -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          (34)               (9)              -            5,871
  Net realized gain (loss)                                      141                 -               -                -
  Change in unrealized appreciation (depreciation)              717              (147)            (51)               -
                                                     --------------     -------------   -------------    -------------
    Net increase (decrease) from operations                     824              (156)            (51)           5,871
                                                     --------------     -------------   -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                     100               100             100              100
  MetLife Investors Insurance Company of California
   redemptions                                                    -                 -               -                -
  Payments received from contract owners                          -                 -               -        3,655,445
  Transfers between sub-accounts (including fixed
   account), net                                             22,527             7,210               -         (698,210)
  Transfers for contract benefits, terminations and
   insurance charges                                         (1,087)                -               -             (339)
                                                     --------------     -------------   -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                   21,540             7,310             100        2,956,996
                                                     --------------     -------------   -------------    -------------
    Net increase (decrease) in net assets                    22,364             7,154              49        2,962,867
Net assets at beginning of period                                 -                 -               -                -
                                                     --------------     -------------   -------------    -------------
Net assets at end of period                          $       22,364             7,154              49        2,962,867
                                                     ==============     =============   =============    =============



                                                         PIMCO             Met             MIST SSR
                                                         Total            Putnam         Concentrated
                                                       Return(a)       Research (a)    International (a)
                                                     -------------    -------------    -----------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                (278)              59                 (4)
  Net realized gain (loss)                                      22               (3)               (11)
  Change in unrealized appreciation (depreciation)           4,680             (250)              (729)
                                                     -------------    -------------      -------------
    Net increase (decrease) from operations                  4,424             (194)              (744)
                                                     -------------    -------------      -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                    100              100                100
  MetLife Investors Insurance Company of California
   redemptions                                                   -                -                  -
  Payments received from contract owners                       139                -                  -
  Transfers between sub-accounts (including fixed
   account), net                                           155,710           18,251             12,768
  Transfers for contract benefits, terminations and
   insurance charges                                             -             (381)               (86)
                                                     -------------    -------------      -------------
    Net increase (decrease) in net assets from
     contract transactions                                 155,949           17,970             12,782
                                                     -------------    -------------      -------------
    Net increase (decrease) in net assets                  160,373           17,776             12,038
Net assets at beginning of period                                -                -                  -
                                                     -------------    -------------      -------------
Net assets at end of period                                160,373           17,776             12,038
                                                     =============    =============      =============

(a) For the period from February 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2002

                                                                  New England Zenith                        MetLife
                                                     --------------------------------------------      -----------------
                                                                          Harris
                                                          Davis           Oakmark
                                                         Venture          Focused        Jennison             Met
                                                        Value (a)        Value (a)      Growth (b)     Stock Index B (a)
                                                     --------------    -------------  -------------    -----------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          (90)             (47)            (7)              (170)
  Net realized gain (loss)                                      (11)             (10)            (2)               (78)
  Change in unrealized appreciation (depreciation)               62             (382)          (258)            (1,699)
                                                     --------------    -------------  -------------      -------------
    Net increase (decrease) from operations                     (39)            (439)          (267)            (1,947)
                                                     --------------    -------------  -------------      -------------
Contract transactions:
  MetLife Investors Insurance Company of
   California payments                                          100              100            100                100
  MetLife Investors Insurance Company of
   California redemptions                                         -                -              -                  -
  Payments received from contract owners                          -                -              -                191
  Transfers between sub-accounts (including fixed
   account), net                                             57,972           27,437          3,978            129,024
  Transfers for contract benefits, terminations and
   insurance charges                                           (521)            (524)             -               (184)
                                                     --------------    -------------  -------------      -------------
    Net increase (decrease) in net assets from
     contract transactions                                   57,551           27,013          4,078            129,131
                                                     --------------    -------------  -------------      -------------
    Net increase (decrease) in net assets                    57,512           26,574          3,811            127,184
Net assets at beginning of period                                 -                -              -                  -
                                                     --------------    -------------  -------------      -------------
Net assets at end of period                          $       57,512           26,574          3,811            127,184
                                                     ==============    =============  =============      =============

                                                          GACC                 Russell
                                                     -------------  ----------------------------

                                                                        Multi-
                                                         Money          Style          Aggressive
                                                         Market         Equity           Equity
                                                     -------------  -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                               1,049              -                -
  Net realized gain (loss)                                    (828)             -                -
  Change in unrealized appreciation (depreciation)             (65)           (18)             (18)
                                                     -------------  -------------    -------------
    Net increase (decrease) from operations                    156            (18)             (18)
                                                     -------------  -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company of
   California payments                                         200              -                -
  MetLife Investors Insurance Company of
   California redemptions                                     (224)             -                -
  Payments received from contract owners                     1,955              -                -
  Transfers between sub-accounts (including fixed
   account), net                                              (834)             -                -
  Transfers for contract benefits, terminations and
   insurance charges                                          (207)             -                -
                                                     -------------  -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                     890              -                -
                                                     -------------  -------------    -------------
    Net increase (decrease) in net assets                    1,046            (18)             (18)
Net assets at beginning of period                            1,362             77               92
                                                     -------------  -------------    -------------
Net assets at end of period                                  2,408             59               74
                                                     =============  =============    =============

(a) For the period from February 1, 2002 to December 31, 2002.
(b) For the period from August 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2002

                                                   Russell                                             AIM
                                 -------------------------------------------       -------------------------------------------

                                                                       Real                              V.I.          V.I.
                                                     Core             Estate            V.I.           Capital     International
                                     Non-US          Bond           Securities     Premier Equity    Appreciation     Growth
                                 --------------  -------------    -------------    --------------   -------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)    $            1              2                6              150                -              1
 Net realized gain (loss)                     -              3                1          (23,413)          (6,335)             -
 Change in unrealized
   appreciation (depreciation)              (11)             3               (3)           5,658              114            (20)
                                 --------------  -------------    -------------    -------------    -------------  -------------
    Net increase (decrease)
     from operations                        (10)             8                4          (17,605)          (6,221)           (19)
                                 --------------  -------------    -------------    -------------    -------------  -------------
Contract transactions:
 MetLife Investors Insurance
   Company of California
   payments                                   -              -                -                -                -              -
 MetLife Investors Insurance
   Company of California
   redemptions                                -              -                -                -                -              -
 Payments received from
   contract owners                            -              -                -                -                -              -
 Transfers between
   sub-accounts (including
   fixed account), net                        -              2                -          (53,319)         (12,281)             -
 Transfers for contract
   benefits, terminations and
   insurance charges                         (1)             -                -           (1,239)            (505)             -
                                 --------------  -------------    -------------    -------------    -------------  -------------
    Net increase (decrease)
     in net assets from
     contract transactions                   (1)             2                -          (54,558)         (12,786)             -
                                 --------------  -------------    -------------    -------------    -------------  -------------
    Net increase (decrease)
     in net assets                          (11)            10                4          (72,163)         (19,007)           (19)
Net assets at beginning of
 period                                      70            115              125          109,264           35,547            122
                                 --------------  -------------    -------------    -------------    -------------  -------------
Net assets at end of period      $           59            125              129           37,101           16,540            103
                                 ==============  =============    =============    =============    =============  =============

                                    Alliance
                                 -------------


                                    Premier
                                     Growth
                                 -------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)              (23)
 Net realized gain (loss)                  (83)
 Change in unrealized
   appreciation (depreciation)          (1,493)
                                 -------------
    Net increase (decrease)
     from operations                    (1,599)
                                 -------------
Contract transactions:
 MetLife Investors Insurance
   Company of California
   payments                                  -
 MetLife Investors Insurance
   Company of California
   redemptions                               -
 Payments received from
   contract owners                           -
 Transfers between
   sub-accounts (including
   fixed account), net                    (167)
 Transfers for contract
   benefits, terminations and
   insurance charges                         -
                                 -------------
    Net increase (decrease)
     in net assets from
     contract transactions                (167)
                                 -------------
    Net increase (decrease)
     in net assets                      (1,766)
Net assets at beginning of
 period                                  5,204
                                 -------------
Net assets at end of period              3,438
                                 =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2002

                                    Alliance        Liberty                              Goldman Sachs
                                 --------------  -------------    ----------------------------------------------------------
                                    Alliance        Newport
                                    Bernstein        Tiger
                                   Real Estate        Fund          Growth and   International        Global          Internet
                                   Investment       Variable          Income        Equity          Income (c)     Tollkeeper (c)
                                 --------------  -------------    -------------  -------------    -------------    --------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)    $           45              1                1              1                -                -
 Net realized gain (loss)                     6              -                -              -               (2)             (65)
 Change in unrealized
   appreciation (depreciation)               (4)           (12)             (11)           (14)               2               57
                                 --------------  -------------    -------------  -------------    -------------    -------------
    Net increase (decrease)
     from operations                         47            (11)             (10)           (13)              --               (8)
                                 --------------  -------------    -------------  -------------    -------------    -------------
Contract transactions:
 MetLife Investors Insurance
   Company of California
   payments                                   -              -                -              -                -                -
 MetLife Investors Insurance
   Company of California
   redemptions                                -              -                -              -             (111)             (35)
 Payments received from
   contract owners                            -              -                -              -                -                -
 Transfers between
   sub-accounts (including
   fixed account), net                      (91)             -                -              -                -                -
 Transfers for contract
   benefits, terminations and
   insurance charges                         (2)            (1)               -              -                -                -
                                 --------------  -------------    -------------  -------------    -------------    -------------
    Net increase (decrease)
     in net assets from
     contract transactions                  (93)            (1)               -              -             (111)             (35)
                                 --------------  -------------    -------------  -------------    -------------    -------------
    Net increase (decrease)
     in net assets                          (46)           (12)             (10)           (13)            (111)             (43)
Net assets at beginning of
 period                                   2,208             71               85             68              111               43
                                 --------------  -------------    -------------  -------------    -------------    -------------
Net assets at end of period      $        2,162             59               75             55                -                -
                                 ==============  =============    =============  =============    =============    =============

                                   Scudder II
                                 -------------

                                     Small
                                      Cap
                                     Growth
                                 -------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)                -
 Net realized gain (loss)                    -
 Change in unrealized
   appreciation (depreciation)             (20)
                                 -------------
    Net increase (decrease)
     from operations                       (20)
                                 -------------
Contract transactions:
 MetLife Investors Insurance
   Company of California
   payments                                  -
 MetLife Investors Insurance
   Company of California
   redemptions                               -
 Payments received from
   contract owners                           -
 Transfers between
   sub-accounts (including
   fixed account), net                       -
 Transfers for contract
   benefits, terminations and
   insurance charges                         -
                                 -------------
    Net increase (decrease)
     in net assets from
     contract transactions                   -
                                 -------------
    Net increase (decrease)
     in net assets                         (20)
Net assets at beginning of
 period                                     60
                                 -------------
Net assets at end of period                 40
                                 =============

(c) For the period from January 1, 2002 to May 1, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2002

                                          Scudder II                                              MFS
                                 ----------------------------- -----------------------------------------------------------
                                   SVS Dreman
                                     Small
                                      Cap         Government                    Investors       Emerging         High
                                     Value        Securities      Research        Trust          Growth         Income
                                 --------------  ------------- -------------  -------------  -------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)    $            -              3             -              -              -            123
 Net realized gain (loss)                     -              -             -            (52)             -             (6)
 Change in unrealized
   appreciation (depreciation)              (14)             6           (18)        (1,070)           (18)           (80)
                                 --------------  ------------- -------------  -------------  -------------  -------------
    Net increase (decrease)
     from operations                        (14)             9           (18)        (1,122)           (18)            37
                                 --------------  ------------- -------------  -------------  -------------  -------------
Contract transactions:
 MetLife Investors Insurance
   Company of California
   payments                                   -              -             -              -              -              -
 MetLife Investors Insurance
   Company of California
   redemptions                                -              -             -              -              -              -
 Payments received from
   contract owners                            -              -             -              -              -              -
 Transfers between
   sub-accounts (including
   fixed account), net                        -              -             1           (189)             -            (79)
 Transfers for contract
   benefits, terminations and
   insurance charges                          -              -             -              -              -              -
                                 --------------  ------------- -------------  -------------  -------------  -------------
    Net increase (decrease)
     in net assets from
     contract transactions                    -              -             1           (189)             -            (79)
                                 --------------  ------------- -------------  -------------  -------------  -------------
    Net increase (decrease)
     in net assets                          (14)             9           (17)        (1,311)           (18)           (42)
Net assets at beginning of
 period                                     122            116            70          5,307             53          1,959
                                 --------------  ------------- -------------  -------------  -------------  -------------
Net assets at end of period      $          108            125            53          3,996             35          1,917
                                 ==============  ============= =============  =============  =============  =============




                                   Strategic
                                    Income
                                 -------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)                4
 Net realized gain (loss)                    -
 Change in unrealized
   appreciation (depreciation)               5
                                 -------------
    Net increase (decrease)
     from operations                         9
                                 -------------
Contract transactions:
 MetLife Investors Insurance
   Company of California
   payments                                  -
 MetLife Investors Insurance
   Company of California
   redemptions                               -
 Payments received from
   contract owners                           -
 Transfers between
   sub-accounts (including
   fixed account), net                       -
 Transfers for contract
   benefits, terminations and
   insurance charges                        (1)
                                 -------------
    Net increase (decrease)
     in net assets from
     contract transactions                  (1)
                                 -------------
    Net increase (decrease)
     in net assets                           8
Net assets at beginning of
 period                                    110
                                 -------------
Net assets at end of period                118
                                 =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2002


                                                               MFS                                      Oppenheimer
                                                         --------------  --------------------------------------------
                                                                                         Main Street
                                                                                           Growth
                                                               New          Capital           &             High
                                                            Discovery     Appreciation     Income          Income
                                                         --------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                           $          (17)           (42)             1             10
  Net realized gain (loss)                                          (37)             9              -              -
  Change in unrealized appreciation (depreciation)               (1,163)         1,799            (16)           (13)
                                                         --------------  -------------  -------------  -------------
    Net increase (decrease) from operations                      (1,217)         1,766            (15)            (3)
                                                         --------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                           -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                        -              -              -              -
  Payments received from contract owners                              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                   (120)        31,130              -              -
    Transfers for contract benefits, terminations and
     insurance charges                                                -              -             (1)             -
                                                         --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                         (120)        31,130             (1)             -
                                                         --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                        (1,337)        32,896            (16)            (3)
Net assets at beginning of period                                 3,839             79             81             99
                                                         --------------  -------------  -------------  -------------
Net assets at end of period                              $        2,502         32,975             65             96
                                                         ==============  =============  =============  =============

                                                             Putnam
                                                         -------------

                                                                                           Growth
                                                                          Strategic         and
                                                              Bond          Bond           Income
                                                         -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                     417              9             57
  Net realized gain (loss)                                           3              -            (19)
  Change in unrealized appreciation (depreciation)                  84             (1)        (1,072)
                                                         -------------  -------------  -------------
    Net increase (decrease) from operations                        504              8         (1,034)
                                                         -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                          -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                       -              -              -
  Payments received from contract owners                             -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  (261)             -           (195)
    Transfers for contract benefits, terminations and
     insurance charges                                              (4)             -              -
                                                         -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                        (265)             -           (195)
                                                         -------------  -------------  -------------
    Net increase (decrease) in net assets                          239              8         (1,229)
Net assets at beginning of period                                6,072            106          5,434
                                                         -------------  -------------  -------------
Net assets at end of period                                      6,311            114          4,205
                                                         =============  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2002

                                                                                Putnam
                                                     -----------------------------------------------------------  -------------
                                                                                                                   Templeton
                                                                                                   International     Global
                                                           New                      International       New          Income
                                                          Value          Vista         Growth      Opportunities   Securities
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            1              -              7              -              1
  Net realized gain (loss)                                        4              -            (18)             -              -
  Change in unrealized appreciation (depreciation)              (23)           (17)          (306)            (7)            21
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) from operations                     (18)           (17)          (317)            (7)            22
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -              -
  Payments received from contract owners                          -              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -              -            (63)             1              1
  Transfers for contract benefits, terminations and
   insurance charges                                             (1)             -              -              -              -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       (1)             -            (63)             1              1
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                       (19)           (17)          (380)            (6)            23
Net assets at beginning of period                               123             55          1,784             47            108
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $          104             38          1,404             41            131
                                                     ==============  =============  =============  =============  =============



                                                        Franklin      Templeton
                                                         Small          Growth
                                                          Cap         Securities
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                  14            866
  Net realized gain (loss)                                  (2,813)        (2,687)
  Change in unrealized appreciation (depreciation)           1,770         (5,449)
                                                     -------------  -------------
    Net increase (decrease) from operations                 (1,029)        (7,270)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                            (5,574)        (4,731)
  Transfers for contract benefits, terminations and
   insurance charges                                           (79)          (837)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (5,653)        (5,568)
                                                     -------------  -------------
    Net increase (decrease) in net assets                   (6,682)       (12,838)
Net assets at beginning of period                            9,447         39,954
                                                     -------------  -------------
Net assets at end of period                                  2,765         27,116
                                                     =============  =============


See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2002

                                                                    Templeton
                                           -----------------------------------------------------------
                                                             Templeton      Templeton       Franklin
                                             Templeton       Developing       Mutual       Large Cap
                                              Foreign         Markets         Shares         Growth
                                             Securities      Securities     Securities     Securities       Total
                                           --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)              $           22             20              1              1         36,887
 Net realized gain (loss)                             (37)            (6)             2              -        (45,255)
 Change in unrealized appreciation
   (depreciation)                                    (335)           (21)           (17)           (27)      (314,712)
                                           --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) from
     operations                                      (350)            (7)           (14)           (26)      (323,080)
                                           --------------  -------------  -------------  -------------  -------------
Contract transactions:
 MetLife Investors Insurance Company of
   California payments                                  -              -              -              -          1,800
 MetLife Investors Insurance Company of
   California redemptions                               -              -              -              -           (370)
 Payments received from contract owners                 -              -              -              -      3,657,935
 Transfers between sub-accounts
   (including fixed account), net                     (65)           (78)             -              -        (80,277)
 Transfers for contract benefits,
   terminations and insurance charges                   -              -              -              -        (43,767)
                                           --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net
     assets from contract transactions                (65)           (78)             -              -      3,535,321
                                           --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net
     assets                                          (415)           (85)           (14)           (26)     3,212,241
Net assets at beginning of period                   1,890          1,850            118            115      1,918,845
                                           --------------  -------------  -------------  -------------  -------------
Net assets at end of period                $        1,475          1,765            104             89      5,131,086
                                           ==============  =============  =============  =============  =============

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2001

                                                                     Met Investors
                        ---------------------------------------------------------------------------------------------------
                          Lord Abbett
                            Growth         Lord Abbett      Lord Abbett                       Lord Abbett       JP Morgan
                              and             Bond          Developing        Large Cap         Mid-Cap          Quality
                            Income          Debenture         Growth         Research (a)        Value            Bond
                        --------------    -------------    -------------    -------------    -------------    -------------
Investment income:
 Dividends              $        4,972           15,772                -            1,057              523               11
Expenses:
 Mortality and
   expense risk                      -                -                -                -                7                1
                        --------------    -------------    -------------    -------------    -------------    -------------
    Net investment
     income (loss)               4,972           15,772                -            1,057              516               10
                        --------------    -------------    -------------    -------------    -------------    -------------
Net realized gain
 (loss) on
 investments:
 Realized gain
   (loss) on sale
   of fund shares                2,816             (270)             (10)          10,605              550                -
 Realized gain
   distributions                     -                -                -            4,333            9,677                -
                        --------------    -------------    -------------    -------------    -------------    -------------
    Net realized
     gain (loss)                 2,816             (270)             (10)          14,938           10,227                -
                        --------------    -------------    -------------    -------------    -------------    -------------
Change in
 unrealized
 appreciation
 (depreciation)                (37,295)          (6,779)            (134)         (16,664)            (817)               5
                        --------------    -------------    -------------    -------------    -------------    -------------
    Net increase
     (decrease) in
     net assets
     from operations    $      (29,507)           8,723             (144)            (669)           9,926               15
                        ==============    =============    =============    =============    =============    =============


                          JP Morgan
                            Small
                             Cap
                            Stock
                        -------------
Investment income:
 Dividends                        177
Expenses:
 Mortality and
   expense risk                     -
                        -------------
    Net investment
     income (loss)                177
                        -------------
Net realized gain
 (loss) on
 investments:
 Realized gain
   (loss) on sale
   of fund shares                (100)
 Realized gain
   distributions               14,172
                        -------------
    Net realized
     gain (loss)               14,072
                        -------------
Change in
 unrealized
 appreciation
 (depreciation)               (23,545)
                        -------------
    Net increase
     (decrease) in
     net assets
     from operations           (9,296)
                        =============

(a) For the period from January 1, 2001 to February 12, 2001.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2001

                                                                                    Met Investors
                                                                    --------------------------------------------

                                                                       JP Morgan        JP Morgan        JP Morgan
                                                                       Enhanced          Select        International
                                                                         Index           Equity           Equity
                                                                    --------------    -------------    -------------
Investment income:
 Dividends                                                          $        3,739              764            1,493
Expenses:
 Mortality and expense risk                                                      -                -                -
                                                                    --------------    -------------    -------------
    Net investment income (loss)                                             3,739              764            1,493
                                                                    --------------    -------------    -------------
Net realized gain (loss) on investments:
 Realized gain (loss) on sale of fund shares                                (2,985)          (6,297)          (1,158)
 Realized gain distributions                                                     -            3,461           14,165
                                                                    --------------    -------------    -------------
    Net realized gain (loss)                                                (2,985)          (2,836)          13,007
                                                                    --------------    -------------    -------------
Change in unrealized appreciation (depreciation)                           (58,932)          (8,746)         (42,335)
                                                                    --------------    -------------    -------------
    Net increase (decrease) in net assets from operations           $      (58,178)         (10,818)         (27,835)
                                                                    ==============    =============    =============

                                                                         GACC                        Russell
                                                                    -------------  -------------------------------------------

                                                                                       Multi-
                                                                        Money          Style        Aggressive
                                                                        Market         Equity         Equity           Non-US
                                                                    -------------  -------------  -------------    -------------
Investment income:
 Dividends                                                                      -              -              -                -
Expenses:
 Mortality and expense risk                                                     7              -              -                -
                                                                    -------------  -------------  -------------    -------------
    Net investment income (loss)                                               (7)             -              -                -
                                                                    -------------  -------------  -------------    -------------
Net realized gain (loss) on investments:
 Realized gain (loss) on sale of fund shares                                  204              -              -                -
 Realized gain distributions                                                    -              2              -                -
                                                                    -------------  -------------  -------------    -------------
    Net realized gain (loss)                                                  204              2              -                -
                                                                    -------------  -------------  -------------    -------------
Change in unrealized appreciation (depreciation)                               45            (14)            (2)             (20)
                                                                    -------------  -------------  -------------    -------------
    Net increase (decrease) in net assets from operations                     242            (12)            (2)             (20)
                                                                    =============  =============  =============    =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2001

                                                        Russell                                AIM
                                              ---------------------------- -------------------------------------------

                                                                 Real                          V.I.            V.I.
                                                   Core         Estate          V.I.         Capital       International
                                                   Bond       Securities   Premier Equity  Appreciation       Growth
                                              -------------- ------------- -------------- -------------    -------------
Investment income:
 Dividends                                    $            7             6           145              -                -
Expenses:
 Mortality and expense risk                                -             1             -              -                -
                                              -------------- ------------- -------------  -------------    -------------
    Net investment income (loss)                           7             5           145              -                -
                                              -------------- ------------- -------------  -------------    -------------
Net realized gain (loss) on investments:
 Realized gain (loss) on sale of fund
   shares                                                  -             -        (3,663)        (1,535)             (19)
 Realized gain distributions                               1             2         2,196          2,862                3
                                              -------------- ------------- -------------  -------------    -------------
    Net realized gain (loss)                               1             2        (1,467)         1,327              (16)
                                              -------------- ------------- -------------  -------------    -------------
Change in unrealized appreciation
 (depreciation)                                            1             1       (14,439)       (14,176)             (22)
                                              -------------- ------------- -------------  -------------    -------------
    Net increase (decrease) in net assets
     from operations                          $            9             8       (15,761)       (12,849)             (38)
                                              ============== ============= =============  =============    =============

                                                        Alliance
                                              ----------------------------
                                                               Alliance
                                                               Bernstein
                                                 Premier      Real Estate
                                                 Growth       Investment
                                              -------------  -------------
Investment income:
 Dividends                                                -             74
Expenses:
 Mortality and expense risk                              17              7
                                              -------------  -------------
    Net investment income (loss)                        (17)            67
                                              -------------  -------------
Net realized gain (loss) on investments:
 Realized gain (loss) on sale of fund
   shares                                               (26)             1
 Realized gain distributions                            306              -
                                              -------------  -------------
    Net realized gain (loss)                            280              1
                                              -------------  -------------
Change in unrealized appreciation
 (depreciation)                                        (926)           106
                                              -------------  -------------
    Net increase (decrease) in net assets
     from operations                                   (663)           174
                                              =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2001

                                                     Liberty                            Goldman Sachs
                                                  --------------  ---------------------------------------------------------
                                                     Newport
                                                      Tiger           Growth
                                                       Fund            and       International       Global        Internet
                                                     Variable         Income        Equity           Income       Tollkeeper
                                                  --------------  -------------  -------------    ------------- -------------
Investment income:
  Dividends                                       $            1              -              1                4             -
Expenses:
  Mortality and expense risk                                   -              -              -                -             -
                                                  --------------  -------------  -------------    ------------- -------------
    Net investment income (loss)                               1              -              1                4             -
                                                  --------------  -------------  -------------    ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -              -              -                -             -
  Realized gain distributions                                  -              -              -                -             -
                                                  --------------  -------------  -------------    ------------- -------------
    Net realized gain (loss)                                   -              -              -                -             -
                                                  --------------  -------------  -------------    ------------- -------------
Change in unrealized appreciation (depreciation)             (16)            (9)           (20)               2           (22)
                                                  --------------  -------------  -------------    ------------- -------------
    Net increase (decrease) in net assets from
     operations                                   $          (15)            (9)           (19)               6           (22)
                                                  ==============  =============  =============    ============= =============

                                                           Scudder II
                                                  ----------------------------
                                                                  SVS Dreman
                                                      Small         Small
                                                       Cap           Cap
                                                      Growth        Value
                                                  -------------  -------------
Investment income:
  Dividends                                                   -              -
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                              -              -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -              -
  Realized gain distributions                                10              -
                                                  -------------  -------------
    Net realized gain (loss)                                 10              -
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            (34)            19
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (24)            19
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2001

                     Scudder II                                                MFS
                   --------------    --------------------------------------------------------------------------------


                     Government                         Investors       Emerging         High          Strategic
                     Securities         Research          Trust          Growth         Income          Income
                   --------------    -------------    -------------  -------------  -------------    -------------
Investment
 income:
 Dividends         $            5                -                -              -              8                4
Expenses:
 Mortality and
   expense risk                 -                -               18              -              6                -
                   --------------    -------------    -------------  -------------  -------------    -------------
    Net
     investment
     income
     (loss)                     5                -              (18)             -              2                4
                   --------------    -------------    -------------  -------------  -------------    -------------
Net realized
 gain (loss)
 on
 investments:
 Realized gain
   (loss) on
   sale of
   fund shares                  -                -              (14)             -             (2)               -
 Realized gain
   distributions                -               10                2              4              -                -
                   --------------    -------------    -------------  -------------  -------------    -------------
    Net
     realized
     gain
     (loss)                     -               10              (12)             4             (2)               -
                   --------------    -------------    -------------  -------------  -------------    -------------
Change in
 unrealized
 appreciation
 (depreciation)                 3              (29)            (548)           (30)           (58)               2
                   --------------    -------------    -------------  -------------  -------------    -------------
    Net
     increase
     (decrease)
     in net
     assets
     from
     operations    $            8              (19)            (578)           (26)           (58)               6
                   ==============    =============    =============  =============  =============    =============




                        New
                     Discovery
                   -------------
Investment
 income:
 Dividends                     -
Expenses:
 Mortality and
   expense risk               12
                   -------------
    Net
     investment
     income
     (loss)                  (12)
                   -------------
Net realized
 gain (loss)
 on
 investments:
 Realized gain
   (loss) on
   sale of
   fund shares               (10)
 Realized gain
   distributions               3
                   -------------
    Net
     realized
     gain
     (loss)                   (7)
                   -------------
Change in
 unrealized
 appreciation
 (depreciation)              (83)
                   -------------
    Net
     increase
     (decrease)
     in net
     assets
     from
     operations             (102)
                   =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2001

                                                                                  Oppenheimer
                                                  --------------------------------------------------------------------------
                                                                     Main Street
                                                                       Growth
                                                     Capital              &                                          Strategic
                                                   Appreciation        Income       High Income          Bond          Bond
                                                  --------------    -------------  -------------    -------------  -------------
Investment income:
  Dividends                                       $            1                -             10                8              3
Expenses:
  Mortality and expense risk                                   -                -              -               20              -
                                                  --------------    -------------  -------------    -------------  -------------
    Net investment income (loss)                               1                -             10              (12)             3
                                                  --------------    -------------  -------------    -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -                -              -                5              -
  Realized gain distributions                                  8                -              -                -              4
                                                  --------------    -------------  -------------    -------------  -------------
    Net realized gain (loss)                                   8                -              -                5              4
                                                  --------------    -------------  -------------    -------------  -------------
Change in unrealized appreciation (depreciation)             (20)              (9)            (7)             208             (1)
                                                  --------------    -------------  -------------    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          (11)              (9)             3              201              6
                                                  ==============    =============  =============    =============  =============

                                                             Putnam
                                                  ----------------------------

                                                      Growth
                                                       and
                                                      Income       New Value
                                                  -------------  -------------
Investment income:
  Dividends                                                   2              1
Expenses:
  Mortality and expense risk                                 18              1
                                                  -------------  -------------
    Net investment income (loss)                            (16)             -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (11)             -
  Realized gain distributions                                 1              3
                                                  -------------  -------------
    Net realized gain (loss)                                (10)             3
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)           (430)            (1)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (456)             2
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2001

                                                                     Putnam
                                                  --------------------------------------------    ----------------
                                                                                                   Templeton
                                                                                   International     Global
                                                                  International         New          Income
                                                       Vista         Growth        Opportunities   Securities
                                                  --------------  -------------    -------------  -------------
Investment income:
  Dividends                                       $            -              -                -              4
Expenses:
  Mortality and expense risk                                   -              6                -              -
                                                  --------------  -------------    -------------  -------------
    Net investment income (loss)                               -             (6)               -              4
                                                  --------------  -------------    -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -             (6)               -              -
  Realized gain distributions                                  8              9                -              -
                                                  --------------  -------------    -------------  -------------
    Net realized gain (loss)                                   8              3                -              -
                                                  --------------  -------------    -------------  -------------
Change in unrealized appreciation (depreciation)             (35)          (233)             (18)             -
                                                  --------------  -------------    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          (27)          (236)             (18)             4
                                                  ==============  =============    =============  =============



                                                     Franklin        Templeton      Templeton
                                                      Small            Growth        Foreign
                                                       Cap           Securities     Securities
                                                  -------------    -------------  -------------
Investment income:
  Dividends                                                  48              817             63
Expenses:
  Mortality and expense risk                                  -                -              6
                                                  -------------    -------------  -------------
    Net investment income (loss)                             48              817             57
                                                  -------------    -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              (112)            (212)           (17)
  Realized gain distributions                                 -            6,805            470
                                                  -------------    -------------  -------------
    Net realized gain (loss)                               (112)           6,593            453
                                                  -------------    -------------  -------------
Change in unrealized appreciation (depreciation)         (1,646)          (7,834)          (757)
                                                  -------------    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          (1,710)            (424)          (247)
                                                  =============    =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2001


                                                                    Templeton
                                                  --------------------------------------------
                                                    Templeton       Templeton       Franklin
                                                    Developing        Mutual       Large Cap
                                                     Markets          Shares         Growth
                                                    Securities      Securities     Securities       Total
                                                  --------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $           20              2              1         29,743
Expenses:
  Mortality and expense risk                                   6              1              -            134
                                                  --------------  -------------  -------------  -------------
    Net investment income (loss)                              14              1              1         29,609
                                                  --------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 (6)             -              -         (2,272)
  Realized gain distributions                                  -              7             27         58,551
                                                  --------------  -------------  -------------  -------------
    Net realized gain (loss)                                  (6)             7             27         56,279
                                                  --------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)            (167)            (1)           (42)      (236,504)
                                                  --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $         (159)             7            (14)      (150,616)
                                                  ==============  =============  =============  =============

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2001


                                                                                                  Met Investors
                                                     ----------------------------------------------------------------
                                                       Lord Abbett
                                                         Growth         Lord Abbett    Lord Abbett         Large
                                                           and             Bond        Developing           Cap
                                                         Income          Debenture       Growth         Research (a)
                                                     --------------    -------------  -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $        4,972           15,772              -            1,057
  Net realized gain (loss)                                    2,816             (270)           (10)          14,938
  Change in unrealized appreciation (depreciation)          (37,295)          (6,779)          (134)         (16,664)
                                                     --------------    -------------  -------------    -------------
    Net increase (decrease) from operations                 (29,507)           8,723           (144)            (669)
                                                     --------------    -------------  -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -                -              -                -
  MetLife Investors Insurance Company of California
   redemptions                                                    -                -              -             (236)
  Payments received from contract owners                          -                -              -                -
  Transfers between sub-accounts (including fixed
   account), net                                            184,578           (4,212)             -         (155,827)
  Transfers for contract benefits, terminations and
   insurance charges                                        (43,550)         (34,184)           (42)            (390)
                                                     --------------    -------------  -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                  141,028          (38,396)           (42)        (156,453)
                                                     --------------    -------------  -------------    -------------
    Net increase (decrease) in net assets                   111,521          (29,673)          (186)        (157,122)
Net assets at beginning of period                           438,895          226,692          2,058          157,122
                                                     --------------    -------------  -------------    -------------
Net assets at end of period                          $      550,416          197,019          1,872                -
                                                     ==============    =============  =============    =============


                                                                                      JP Morgan
                                                      Lord Abbett       JP Morgan       Small
                                                        Mid-Cap          Quality         Cap
                                                         Value            Bond          Stock
                                                     -------------    ------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 516               10           177
  Net realized gain (loss)                                  10,227                -        14,072
  Change in unrealized appreciation (depreciation)            (817)               5       (23,545)
                                                     -------------    ------------- -------------
    Net increase (decrease) from operations                  9,926               15        (9,296)
                                                     -------------    ------------- -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -                -             -
  MetLife Investors Insurance Company of California
   redemptions                                                   -                -             -
  Payments received from contract owners                         -                -             -
  Transfers between sub-accounts (including fixed
   account), net                                            20,090                -         4,059
  Transfers for contract benefits, terminations and
   insurance charges                                        (2,536)               -        (2,358)
                                                     -------------    ------------- -------------
    Net increase (decrease) in net assets from
     contract transactions                                  17,554                -         1,701
                                                     -------------    ------------- -------------
    Net increase (decrease) in net assets                   27,480               15        (7,595)
Net assets at beginning of period                           90,863              220       109,723
                                                     -------------    ------------- -------------
Net assets at end of period                                118,343              235       102,128
                                                     =============    ============= =============

(a) For the period from January 1, 2001 to February 12, 2001.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2001

                                                                     Met Investors                          GACC
                                                     --------------------------------------------      -------------

                                                        JP Morgan        JP Morgan      JP Morgan
                                                        Enhanced          Select      International        Money
                                                          Index           Equity         Equity            Market
                                                     --------------    -------------  -------------    -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)                        $        3,739              764          1,493               (7)
 Net realized gain (loss)                                    (2,985)          (2,836)        13,007              204
 Change in unrealized appreciation (depreciation)           (58,932)          (8,746)       (42,335)              45
                                                     --------------    -------------  -------------    -------------
    Net increase (decrease) from operations                 (58,178)         (10,818)       (27,835)             242
                                                     --------------    -------------  -------------    -------------
Contract transactions:
 MetLife Investors Insurance Company of
   California payments                                            -                -              -                -
 MetLife Investors Insurance Company of
   California redemptions                                         -                -              -                -
 Payments received from contract owners                           -                -              -          114,047
 Transfers between sub-accounts (including fixed
   account), net                                              4,347           (1,327)             -         (113,297)
 Transfers for contract benefits, terminations
   and insurance charges                                    (10,752)         (30,149)        (2,707)            (126)
                                                     --------------    -------------  -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                   (6,405)         (31,476)        (2,707)             624
                                                     --------------    -------------  -------------    -------------
    Net increase (decrease) in net assets                   (64,583)         (42,294)       (30,542)             866
Net assets at beginning of period                           512,073          202,922        137,694              496
                                                     --------------    -------------  -------------    -------------
Net assets at end of period                          $      447,490          160,628        107,152            1,362
                                                     ==============    =============  =============    =============

                                                                       Russell
                                                     -------------------------------------------

                                                         Multi-
                                                         Style        Aggressive
                                                         Equity         Equity           Non-US
                                                     -------------  -------------    -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)                                    -              -                -
 Net realized gain (loss)                                        2              -                -
 Change in unrealized appreciation (depreciation)              (14)            (2)             (20)
                                                     -------------  -------------    -------------
    Net increase (decrease) from operations                    (12)            (2)             (20)
                                                     -------------  -------------    -------------
Contract transactions:
 MetLife Investors Insurance Company of
   California payments                                           -              -                -
 MetLife Investors Insurance Company of
   California redemptions                                        -              -                -
 Payments received from contract owners                          -              -                -
 Transfers between sub-accounts (including fixed
   account), net                                                 -              -                -
 Transfers for contract benefits, terminations
   and insurance charges                                        (1)            (1)               -
                                                     -------------  -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                      (1)            (1)               -
                                                     -------------  -------------    -------------
    Net increase (decrease) in net assets                      (13)            (3)             (20)
Net assets at beginning of period                               90             95               90
                                                     -------------  -------------    -------------
Net assets at end of period                                     77             92               70
                                                     =============  =============    =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2001

                                                      Russell                                AIM
                                           ----------------------------- -------------------------------------------

                                                               Real                          V.I.          V.I.
                                                Core          Estate          V.I.         Capital     International
                                                Bond        Securities   Premier Equity  Appreciation     Growth
                                           --------------  ------------- -------------- -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)              $            7              5           145              -              -
 Net realized gain (loss)                               1              2        (1,467)         1,327            (16)
 Change in unrealized appreciation
   (depreciation)                                       1              1       (14,439)       (14,176)           (22)
                                           --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) from
     operations                                         9              8       (15,761)       (12,849)           (38)
                                           --------------  ------------- -------------  -------------  -------------
Contract transactions:
 MetLife Investors Insurance Company of
   California payments                                  -              -             -              -              -
 MetLife Investors Insurance Company of
   California redemptions                               -              -             -              -              -
 Payments received from contract owners                 -              -             -              -              -
 Transfers between sub-accounts
   (including fixed account), net                       -              -         3,533         18,068              -
 Transfers for contract benefits,
   terminations and insurance charges                  (2)             -       (16,081)        (9,406)             -
                                           --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net
     assets from contract transactions                 (2)             -       (12,548)         8,662              -
                                           --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net
     assets                                             7              8       (28,309)        (4,187)           (38)
Net assets at beginning of period                     108            117       137,573         39,734            160
                                           --------------  ------------- -------------  -------------  -------------
Net assets at end of period                $          115            125       109,264         35,547            122
                                           ==============  ============= =============  =============  =============

                                                    Alliance
                                           --------------------------
                                                           Alliance
                                                           Bernstein
                                              Premier     Real Estate
                                              Growth      Investment
                                           -------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)                        (17)          67
 Net realized gain (loss)                            280            1
 Change in unrealized appreciation
   (depreciation)                                   (926)         106
                                           -------------  -----------
    Net increase (decrease) from
     operations                                     (663)         174
                                           -------------  -----------
Contract transactions:
 MetLife Investors Insurance Company of
   California payments                                 -            -
 MetLife Investors Insurance Company of
   California redemptions                              -            -
 Payments received from contract owners                -            -
 Transfers between sub-accounts
   (including fixed account), net                  5,788        1,921
 Transfers for contract benefits,
   terminations and insurance charges                  -            -
                                           -------------  -----------
    Net increase (decrease) in net
     assets from contract transactions             5,788        1,921
                                           -------------  -----------
    Net increase (decrease) in net
     assets                                        5,125        2,095
Net assets at beginning of period                     79          113
                                           -------------  -----------
Net assets at end of period                        5,204        2,208
                                           =============  ===========

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2001

                                                        Liberty                                  Goldman
                                                     --------------    --------------------------------------------
                                                        Newport
                                                         Tiger             Growth
                                                          Fund              and       International      Global
                                                        Variable           Income        Equity          Income
                                                     --------------    -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            1                -              1              4
  Net realized gain (loss)                                        -                -              -              -
  Change in unrealized appreciation (depreciation)              (16)              (9)           (20)             2
                                                     --------------    -------------  -------------  -------------
    Net increase (decrease) from operations                     (15)              (9)           (19)             6
                                                     --------------    -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -                -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -                -              -              -
  Payments received from contract owners                          -                -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -                -              -              -
  Transfers for contract benefits, terminations and
   insurance charges                                             (2)               -             (1)            (1)
                                                     --------------    -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       (2)               -             (1)            (1)
                                                     --------------    -------------  -------------  -------------
    Net increase (decrease) in net assets                       (17)              (9)           (20)             5
Net assets at beginning of period                                88               94             88            106
                                                     --------------    -------------  -------------  -------------
Net assets at end of period                          $           71               85             68            111
                                                     ==============    =============  =============  =============

                                                              Scudder II
                                                     ----------------------------
                                                                                     SVS Dreman
                                                                        Small          Small
                                                        Internet         Cap            Cap
                                                       Tollkeeper       Growth         Value
                                                     -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -              -              -
  Net realized gain (loss)                                       -             10              -
  Change in unrealized appreciation (depreciation)             (22)           (34)            19
                                                     -------------  -------------  -------------
    Net increase (decrease) from operations                    (22)           (24)            19
                                                     -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -              -
  Payments received from contract owners                         -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -              -              -
  Transfers for contract benefits, terminations and
   insurance charges                                             -              -             (1)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       -              -             (1)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets                      (22)           (24)            18
Net assets at beginning of period                               65             84            104
                                                     -------------  -------------  -------------
Net assets at end of period                                     43             60            122
                                                     =============  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2001

                                                       Scudder II
                                                     --------------  -------------------------------

                                                       Government                     Investors
                                                       Securities       Research        Trust
                                                     --------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            5              -            (18)
  Net realized gain (loss)                                        -             10            (12)
  Change in unrealized appreciation (depreciation)                3            (29)          (548)
                                                     --------------  -------------  -------------
    Net increase (decrease) from operations                       8            (19)          (578)
                                                     --------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -
  Payments received from contract owners                          -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -              -          5,784
  Transfers for contract benefits, terminations and
   insurance charges                                             (1)            (1)             2
                                                     --------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       (1)            (1)         5,786
                                                     --------------  -------------  -------------
    Net increase (decrease) in net assets                         7            (20)         5,208
Net assets at beginning of period                               109             90             99
                                                     --------------  -------------  -------------
Net assets at end of period                          $          116             70          5,307
                                                     ==============  =============  =============



                                                        Emerging           High          Strategic         New
                                                         Growth           Income          Income        Discovery
                                                     -------------    -------------    -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -                2                4            (12)
  Net realized gain (loss)                                       4               (2)               -             (7)
  Change in unrealized appreciation (depreciation)             (30)             (58)               2            (83)
                                                     -------------    -------------    -------------  -------------
    Net increase (decrease) from operations                    (26)             (58)               6           (102)
                                                     -------------    -------------    -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -                -                -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -                -                -              -
  Payments received from contract owners                         -                -                -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -            1,925                -          3,856
  Transfers for contract benefits, terminations and
   insurance charges                                            (1)              (1)              (1)            (1)
                                                     -------------    -------------    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      (1)           1,924               (1)         3,855
                                                     -------------    -------------    -------------  -------------
    Net increase (decrease) in net assets                      (27)           1,866                5          3,753
Net assets at beginning of period                               80               93              105             86
                                                     -------------    -------------    -------------  -------------
Net assets at end of period                                     53            1,959              110          3,839
                                                     =============    =============    =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2001

                                                                                     Oppenheimer
                                                     ------------------------------------------------------------------
                                                                        Main Street
                                                                          Growth
                                                        Capital              &               High
                                                      Appreciation        Income            Income            Bond
                                                     --------------    -------------    -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            1                -               10              (12)
  Net realized gain (loss)                                        8                -                -                5
  Change in unrealized appreciation (depreciation)              (20)              (9)              (7)             208
                                                     --------------    -------------    -------------    -------------
    Net increase (decrease) from operations                     (11)              (9)               3              201
                                                     --------------    -------------    -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -                -                -                -
  MetLife Investors Insurance Company of California
   redemptions                                                    -                -                -                -
  Payments received from contract owners                          -                -                -                -
  Transfers between sub-accounts (including fixed
   account), net                                                  -                -                -            5,765
  Transfers for contract benefits, terminations and
   insurance charges                                              -                -               (1)               -
                                                     --------------    -------------    -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                        -                -               (1)           5,765
                                                     --------------    -------------    -------------    -------------
    Net increase (decrease) in net assets                       (11)              (9)               2            5,966
Net assets at beginning of period                                90               90               97              106
                                                     --------------    -------------    -------------    -------------
Net assets at end of period                          $           79               81               99            6,072
                                                     ==============    =============    =============    =============

                                                                Putnam
                                                     ----------------------------

                                                                          Growth
                                                       Strategic           and              New
                                                         Bond             Income           Value
                                                     -------------    -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   3              (16)               -
  Net realized gain (loss)                                       4              (10)               3
  Change in unrealized appreciation (depreciation)              (1)            (430)              (1)
                                                     -------------    -------------    -------------
    Net increase (decrease) from operations                      6             (456)               2
                                                     -------------    -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -                -                -
  MetLife Investors Insurance Company of California
   redemptions                                                   -                -                -
  Payments received from contract owners                         -                -                -
  Transfers between sub-accounts (including fixed
   account), net                                                 -            5,781                -
  Transfers for contract benefits, terminations and
   insurance charges                                            (2)               -                1
                                                     -------------    -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                      (2)           5,781                1
                                                     -------------    -------------    -------------
    Net increase (decrease) in net assets                        4            5,325                3
Net assets at beginning of period                              102              109              120
                                                     -------------    -------------    -------------
Net assets at end of period                                    106            5,434              123
                                                     =============    =============    =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2001

                                                                        Putnam
                                                     --------------------------------------------      --------------
                                                                                                         Templeton
                                                                                      International        Global
                                                                     International         New             Income
                                                          Vista         Growth        Opportunities      Securities
                                                     --------------  -------------    -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            -             (6)               -                4
  Net realized gain (loss)                                        8              3                -                -
  Change in unrealized appreciation (depreciation)              (35)          (233)             (18)               -
                                                     --------------  -------------    -------------    -------------
    Net increase (decrease) from operations                     (27)          (236)             (18)               4
                                                     --------------  -------------    -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -                -                -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -                -                -
  Payments received from contract owners                          -              -                -                -
  Transfers between sub-accounts (including fixed
   account), net                                                  -          1,929                -                -
  Transfers for contract benefits, terminations and
   insurance charges                                             (2)             -               (1)              (1)
                                                     --------------  -------------    -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                       (2)         1,929               (1)              (1)
                                                     --------------  -------------    -------------    -------------
    Net increase (decrease) in net assets                       (29)         1,693              (19)               3
Net assets at beginning of period                                84             91               66              105
                                                     --------------  -------------    -------------    -------------
Net assets at end of period                          $           55          1,784               47              108
                                                     ==============  =============    =============    =============



                                                        Franklin      Templeton        Templeton
                                                         Small          Growth          Foreign
                                                          Cap         Securities       Securities
                                                     -------------  -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                  48            817               57
  Net realized gain (loss)                                    (112)         6,593              453
  Change in unrealized appreciation (depreciation)          (1,646)        (7,834)            (757)
                                                     -------------  -------------    -------------
    Net increase (decrease) from operations                 (1,710)          (424)            (247)
                                                     -------------  -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -                -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -                -
  Payments received from contract owners                         -              -                -
  Transfers between sub-accounts (including fixed
   account), net                                                 -              -            1,929
  Transfers for contract benefits, terminations and
   insurance charges                                          (208)          (931)              (1)
                                                     -------------  -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                    (208)          (931)           1,928
                                                     -------------  -------------    -------------
    Net increase (decrease) in net assets                   (1,918)        (1,355)           1,681
Net assets at beginning of period                           11,365         41,309              209
                                                     -------------  -------------    -------------
Net assets at end of period                                  9,447         39,954            1,890
                                                     =============  =============    =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2001

                                                                       Templeton
                                                     --------------------------------------------
                                                       Templeton       Templeton       Franklin
                                                       Developing        Mutual       Large Cap
                                                        Markets          Shares         Growth
                                                       Securities      Securities     Securities       Total
                                                     --------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $           14              1              1         29,609
  Net realized gain (loss)                                       (6)             7             27         56,279
  Change in unrealized appreciation (depreciation)             (167)            (1)           (42)      (236,504)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) from operations                    (159)             7            (14)      (150,616)
                                                     --------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -           (236)
  Payments received from contract owners                          -              -              -        114,047
  Transfers between sub-accounts (including fixed
   account), net                                              1,928              -              -         (3,382)
  Transfers for contract benefits, terminations and
   insurance charges                                              -              1             (1)      (153,440)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                    1,928              1             (1)       (43,011)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                     1,769              8            (15)      (193,627)
Net assets at beginning of period                                81            110            130      2,112,472
                                                     --------------  -------------  -------------  -------------
Net assets at end of period                          $        1,850            118            115      1,918,845
                                                     ==============  =============  =============  =============

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2000

                                                                                              Met Investors
                                                  -----------------------------------------------------------------------------
                                                   Lord Abbett
                                                     Growth       Lord Abbett      Lord Abbett      Large       Lord Abbett
                                                       and           Bond          Developing        Cap          Mid-Cap
                                                     Income        Debenture         Growth        Research        Value
                                                  -------------- -------------    -------------  ------------- -------------
Income:
  Dividends                                       $        4,145        11,105                -            311           209
Expense:
  Mortality and expense risk                                   -             -                -              -             -
                                                  -------------- -------------    -------------  ------------- -------------
    Net investment income (loss)                           4,145        11,105                -            311           209
                                                  -------------- -------------    -------------  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                400           (32)              (1)           108           179
  Realized gain distributions                              5,756             -               10         11,177           444
                                                  -------------- -------------    -------------  ------------- -------------
    Net realized gain (loss)                               6,156           (32)               9         11,285           623
                                                  -------------- -------------    -------------  ------------- -------------
Change in unrealized appreciation (depreciation)          52,454       (11,794)            (164)         6,105        30,868
                                                  -------------- -------------    -------------  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                   $       62,755          (721)            (155)        17,701        31,700
                                                  ============== =============    =============  ============= =============


                                                                  JP Morgan
                                                    JP Morgan       Small
                                                     Quality         Cap
                                                      Bond          Stock
                                                  ------------- -------------
Income:
  Dividends                                                  12             1
Expense:
  Mortality and expense risk                                  -             -
                                                  ------------- -------------
    Net investment income (loss)                             12             1
                                                  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -         3,576
  Realized gain distributions                                 -         4,940
                                                  ------------- -------------
    Net realized gain (loss)                                  -         8,516
                                                  ------------- -------------
Change in unrealized appreciation (depreciation)              8       (20,099)
                                                  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                              20       (11,582)
                                                  ============= =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2000

                                                                  Met Investors                            GACC
                                                  --------------------------------------------        -------------
                                                     JP Morgan        JP Morgan        JP Morgan
                                                     Enhanced          Select        International        Money
                                                       Index           Equity           Equity            Market
                                                  --------------    -------------    -------------    -------------
Income:
  Dividends                                       $        3,286            1,074              667                -
Expense:
  Mortality and expense risk                                   -                -                -                -
                                                  --------------    -------------    -------------    -------------
    Net investment income (loss)                           3,286            1,074              667                -
                                                  --------------    -------------    -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (799)          (1,479)             (52)           7,865
  Realized gain distributions                             40,933           14,402            9,711               31
                                                  --------------    -------------    -------------    -------------
    Net realized gain (loss)                              40,134           12,923            9,659            7,896
                                                  --------------    -------------    -------------    -------------
Change in unrealized appreciation (depreciation)        (104,430)         (25,733)         (37,446)          (3,751)
                                                  --------------    -------------    -------------    -------------
    Net increase (decrease) in net assets from
     operations                                   $      (61,010)         (11,736)         (27,120)           4,145
                                                  ==============    =============    =============    =============

                                                                    Russell
                                                  -------------------------------------------
                                                      Multi-
                                                       Style       Aggressive
                                                    Equity (a)     Equity (a)       Non-US (a)
                                                  -------------  -------------    -------------
Income:
  Dividends                                                   -              -                -
Expense:
  Mortality and expense risk                                  -              -                -
                                                  -------------  -------------    -------------
    Net investment income (loss)                              -              -                -
                                                  -------------  -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -              -                -
  Realized gain distributions                                 1              8                5
                                                  -------------  -------------    -------------
    Net realized gain (loss)                                  1              8                5
                                                  -------------  -------------    -------------
Change in unrealized appreciation (depreciation)            (11)           (13)             (15)
                                                  -------------  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                             (10)            (5)             (10)
                                                  =============  =============    =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2000

                                                             Russell                                     AIM
                                                  -----------------------------      -------------------------------

                                                                         Real                              V.I.
                                                       Core             Estate            V.I.           Capital
                                                     Bond (a)       Securities (a)   Premier Equity    Appreciation
                                                  --------------    --------------   --------------   -------------
Income:
  Dividends                                       $            4                4              174                -
Expense:
  Mortality and expense risk                                   -                -                -                -
                                                  --------------    -------------    -------------    -------------
    Net investment income (loss)                               4                4              174                -
                                                  --------------    -------------    -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -                -               42              225
  Realized gain distributions                                  -                -            6,051            1,124
                                                  --------------    -------------    -------------    -------------
    Net realized gain (loss)                                   -                -            6,093            1,349
                                                  --------------    -------------    -------------    -------------
Change in unrealized appreciation (depreciation)               4               13          (29,938)          (6,565)
                                                  --------------    -------------    -------------    -------------
    Net increase (decrease) in net assets from
     operations                                   $            8               17          (23,671)          (5,216)
                                                  ==============    =============    =============    =============

                                                            Alliance
                                                  -----------------------------
                                                                                     Alliance
                                                      V.I.                          Bernstein
                                                  International       Premier      Real Estate
                                                   Growth (a)        Growth (a)   Investment (a)
                                                  -------------    -------------  --------------
Income:
  Dividends                                                   -                -              4
Expense:
  Mortality and expense risk                                  -                -              -
                                                  -------------    -------------  -------------
    Net investment income (loss)                              -                -              4
                                                  -------------    -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -                -              -
  Realized gain distributions                                10                5              -
                                                  -------------    -------------  -------------
    Net realized gain (loss)                                 10                5              -
                                                  -------------    -------------  -------------
Change in unrealized appreciation (depreciation)            (51)             (26)             9
                                                  -------------    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (41)             (21)            13
                                                  =============    =============  =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2000

                                                     Liberty                             Goldman Sachs
                                                  --------------  ----------------------------------------------------------
                                                     Newport
                                                      Tiger          Growth
                                                      Fund,            and         International      Global       Internet
                                                   Variable (a)     Income(a)       Equity (a)      Income (a)   Tollkeeper b)
                                                  --------------  -------------    -------------  -------------  -------------
Income:
  Dividends                                       $            1              -                -             10              -
Expense:
  Mortality and expense risk                                   -              -                -              -              -
                                                  --------------  -------------    -------------  -------------  -------------
    Net investment income (loss)                               1              -                -             10              -
                                                  --------------  -------------    -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -              -                -              -              -
  Realized gain distributions                                  -              -                5              -              -
                                                  --------------  -------------    -------------  -------------  -------------
    Net realized gain (loss)                                   -              -                5              -              -
                                                  --------------  -------------    -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             (13)            (6)             (17)            (4)           (35)
                                                  --------------  -------------    -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          (12)            (6)             (12)             6            (35)
                                                  ==============  =============    =============  =============  =============

                                                             Kemper
                                                  ----------------------------
                                                                  SVS Dreman
                                                      Small         Small
                                                       Cap           Cap
                                                    Growth (a)    Value (a)
                                                  -------------  -------------
Income:
  Dividends                                                   -              -
Expense:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                              -              -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -              -
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                  -              -
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            (16)             4
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (16)             4
                                                  =============  =============

(a) For the period from May 1, 2000 to December 31, 2000.
(b) For the period from July 3, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2000

                                                      Kemper                                               MFS
                                                  -------------- -----------------------------------------------------------------


                                                    Government                      Investors       Emerging           High
                                                  Securities (a)  Research (a)      Trust (a)      Growth (a)       Income (a)
                                                  -------------- -------------    -------------  -------------    -------------
Income:
  Dividends                                       $            -             -                -              -                -
Expense:
  Mortality and expense risk                                   -             -                -              -                -
                                                  -------------- -------------    -------------  -------------    -------------
    Net investment income (loss)                               -             -                -              -                -
                                                  -------------- -------------    -------------  -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -             -                -              -                -
  Realized gain distributions                                  -             -                -              -                -
                                                  -------------- -------------    -------------  -------------    -------------
    Net realized gain (loss)                                   -             -                -              -                -
                                                  -------------- -------------    -------------  -------------    -------------
Change in unrealized appreciation (depreciation)               9           (10)              (1)           (20)              (7)
                                                  -------------- -------------    -------------  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                   $            9           (10)              (1)           (20)              (7)
                                                  ============== =============    =============  =============    =============




                                                   Strategic            New
                                                   Income (a)      Discovery (a)
                                                  -------------    -------------
Income:
  Dividends                                                   -                -
Expense:
  Mortality and expense risk                                  -                -
                                                  -------------    -------------
    Net investment income (loss)                              -                -
                                                  -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -                -
  Realized gain distributions                                 -                -
                                                  -------------    -------------
    Net realized gain (loss)                                  -                -
                                                  -------------    -------------
Change in unrealized appreciation (depreciation)              5              (14)
                                                  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                               5              (14)
                                                  =============    =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2000

                                                                                  Oppenheimer
                                                          ------------------------------------------------------------
                                                                            Main Street
                                                                              Growth
                                                              Capital            &               High
                                                          Appreciation (a)  Income (a)        Income (a)     Bond (a)
                                                          ---------------- -------------    -------------  -------------
Income:
 Dividends                                                 $            -              -                -              -
Expense:
 Mortality and expense risk                                             -              -                -              -
                                                          ---------------- -------------    -------------  -------------
    Net investment income (loss)                                        -              -                -              -
                                                          ---------------- -------------    -------------  -------------
Net realized gain (loss) on investments:
 Realized gain (loss) on sale of fund shares                            -              -                -              -
 Realized gain distributions                                            -              -                -              -
                                                          ---------------- -------------    -------------  -------------
    Net realized gain (loss)                                            -              -                -              -
                                                          ---------------- -------------    -------------  -------------
Change in unrealized appreciation (depreciation)                      (10)           (10)              (3)             6
                                                          ---------------- -------------    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            $          (10)           (10)              (3)             6
                                                          ================ =============    =============  =============

                                                                           Putnam
                                                          -----------------------------------------

                                                                           Growth
                                                            Strategic       and            New
                                                            Bond (a)     Income (a)     Value (a)
                                                          ------------- ------------- -------------
Income:
 Dividends                                                            -             -             -
Expense:
 Mortality and expense risk                                           -             -             -
                                                          ------------- ------------- -------------
    Net investment income (loss)                                      -             -             -
                                                          ------------- ------------- -------------
Net realized gain (loss) on investments:
 Realized gain (loss) on sale of fund shares                          -             -             -
 Realized gain distributions                                          -             -             -
                                                          ------------- ------------- -------------
    Net realized gain (loss)                                          -             -             -
                                                          ------------- ------------- -------------
Change in unrealized appreciation (depreciation)                      2             9            20
                                                          ------------- ------------- -------------
    Net increase (decrease) in net assets from
     operations                                                       2             9            20
                                                          ============= ============= =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2000

                                                                                         Putnam
                                                                    -----------------------------------------------

                                                                                                     International
                                                                                    International         New
                                                                       Vista (a)     Growth (a)    Opportunities (a)
                                                                    --------------  -------------  -----------------
Income:
 Dividends                                                          $            -              -                -
Expense:
 Mortality and expense risk                                                      -              -                -
                                                                    --------------  -------------    -------------
    Net investment income (loss)                                                 -              -                -
                                                                    --------------  -------------    -------------
Net realized gain (loss) on investments:
 Realized gain (loss) on sale of fund shares                                     -              -                -
 Realized gain distributions                                                     -              -                -
                                                                    --------------  -------------    -------------
    Net realized gain (loss)                                                     -              -                -
                                                                    --------------  -------------    -------------
Change in unrealized appreciation (depreciation)                               (16)            (9)             (34)
                                                                    --------------  -------------    -------------
    Net increase (decrease) in net assets from operations           $          (16)            (9)             (34)
                                                                    ==============  =============    =============

                                                                                             Templeton
                                                                    ----------------------------------------------------------
                                                                      Templeton
                                                                        Global        Franklin      Templeton      Templeton
                                                                        Income         Small          Growth        Foreign
                                                                      Securities        Cap         Securities     Securities
                                                                    -------------  -------------  -------------  -------------
Income:
 Dividends                                                                      6             37            443              2
Expense:
 Mortality and expense risk                                                     -              -              -              -
                                                                    -------------  -------------  -------------  -------------
    Net investment income (loss)                                                6             37            443              2
                                                                    -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
 Realized gain (loss) on sale of fund shares                                    -            (29)          (105)             -
 Realized gain distributions                                                    -             28          8,360             13
                                                                    -------------  -------------  -------------  -------------
    Net realized gain (loss)                                                    -             (1)         8,255             13
                                                                    -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)                               (1)        (3,288)        (4,181)           (14)
                                                                    -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from operations                       5         (3,252)         4,517              1
                                                                    =============  =============  =============  =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Operations
Year ended December 31, 2000

                                                                    Templeton
                                                  --------------------------------------------
                                                    Templeton       Templeton       Franklin
                                                    Developing        Mutual       Large Cap
                                                     Markets          Shares         Growth
                                                  Securities (a)  Securities (a)   Securities       Total
                                                  --------------  -------------- -------------  -------------
Income:
  Dividends                                       $            -              -              1         21,496
Expense:
  Mortality and expense risk                                   -              -              -              -
                                                  --------------  -------------  -------------  -------------
    Net investment income (loss)                               -              -              1         21,496
                                                  --------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -              -              -          9,898
  Realized gain distributions                                  -              -              7        103,021
                                                  --------------  -------------  -------------  -------------
    Net realized gain (loss)                                   -              -              7        112,919
                                                  --------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             (19)            10             (1)      (158,239)
                                                  --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          (19)            10              7        (23,824)
                                                  ==============  =============  =============  =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2000

                                                                                                  Met Investors
                                                     ---------------------------------------------------------------------------
                                                       Lord Abbett
                                                         Growth       Lord Abbett    Lord Abbett       Large       Lord Abbett
                                                           and           Bond        Developing         Cap          Mid-Cap
                                                         Income        Debenture       Growth         Research        Value
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $        4,145         11,105              -            311            209
  Net realized gain (loss)                                    6,156            (32)             9         11,285            623
  Change in unrealized appreciation (depreciation)           52,454        (11,794)          (164)         6,105         30,868
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) from operations                  62,755           (721)          (155)        17,701         31,700
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                     100            100            100            100            100
  MetLife Investors Insurance Company of California
   redemptions                                                 (116)             -              -              -              -
  Payments received from contract owners                          -              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                            170,435        123,063          2,007         25,189              -
  Transfers for contract benefits and terminations           (8,524)        (4,446)            (7)        (2,981)        (1,682)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  161,895        118,717          2,100         22,308         (1,582)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   224,650        117,996          1,945         40,009         30,118
Net assets at beginning of period                           214,245        108,696            113        117,113         60,745
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $      438,895        226,692          2,058        157,122         90,863
                                                     ==============  =============  =============  =============  =============


                                                                     JP Morgan
                                                       JP Morgan       Small
                                                        Quality         Cap
                                                         Bond          Stock
                                                     ------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                  12             1
  Net realized gain (loss)                                       -         8,516
  Change in unrealized appreciation (depreciation)               8       (20,099)
                                                     ------------- -------------
    Net increase (decrease) from operations                     20       (11,582)
                                                     ------------- -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                    100           100
  MetLife Investors Insurance Company of California
   redemptions                                                   -             -
  Payments received from contract owners                         -             -
  Transfers between sub-accounts (including fixed
   account), net                                                 -        (7,279)
  Transfers for contract benefits and terminations               -        (2,890)
                                                     ------------- -------------
    Net increase (decrease) in net assets from
     contract transactions                                     100       (10,069)
                                                     ------------- -------------
    Net increase (decrease) in net assets                      120       (21,651)
Net assets at beginning of period                              100       131,374
                                                     ------------- -------------
Net assets at end of period                                    220       109,723
                                                     ============= =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2000

                                                                     Met Investors                      GACC
                                                     --------------------------------------------  -------------  --------------
                                                        JP Morgan      JP Morgan      JP Morgan                       Multi-
                                                        Enhanced        Select      International      Money          Style
                                                          Index         Equity         Equity          Market       Equity (a)
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $        3,286          1,074            667              -              -
  Net realized gain (loss)                                   40,134         12,923          9,659          7,896              1
  Change in unrealized appreciation (depreciation)         (104,430)       (25,733)       (37,446)        (3,751)           (11)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) from operations                 (61,010)       (11,736)       (27,120)         4,145            (10)
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                     100            100            100              -            100
  MetLife Investors Insurance Company of California
   redemptions                                                  (91)             -              -              -              -
  Payments received from contract owners                          -              -              -        428,802              -
  Transfers between sub-accounts (including fixed
   account), net                                            134,732         80,465         46,991       (747,939)             -
  Transfers for contract benefits and terminations          (12,075)        (5,116)        (3,417)        (2,069)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  122,666         75,449         43,674       (321,206)           100
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                    61,656         63,713         16,554       (317,061)            90
Net assets at beginning of period                           450,417        139,209        121,140        317,557              -
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $      512,073        202,922        137,694            496             90
                                                     ==============  =============  =============  =============  =============



                                                       Aggressive
                                                       Equity (a)     Non-US (a)
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -              -
  Net realized gain (loss)                                       8              5
  Change in unrealized appreciation (depreciation)             (13)           (15)
                                                     -------------  -------------
    Net increase (decrease) from operations                     (5)           (10)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                    100            100
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -              -
  Transfers for contract benefits and terminations               -              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     100            100
                                                     -------------  -------------
    Net increase (decrease) in net assets                       95             90
Net assets at beginning of period                                -              -
                                                     -------------  -------------
Net assets at end of period                                     95             90
                                                     =============  =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2000


                                                     Russell                                AIM
                                          ----------------------------- -------------------------------------------

                                                              Real                          V.I.            V.I.
                                               Core          Estate          V.I.         Capital       International
                                             Bond (a)    Securities (a) Premier Equity  Appreciation     Growth (a)
                                          -------------- -------------- -------------- -------------    -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)             $            4             4            174              -                -
 Net realized gain (loss)                              -             -          6,093          1,349               10
 Change in unrealized appreciation
   (depreciation)                                      4            13        (29,938)        (6,565)             (51)
                                          -------------- -------------  -------------  -------------    -------------
    Net increase (decrease) from
     operations                                        8            17        (23,671)        (5,216)             (41)
                                          -------------- -------------  -------------  -------------    -------------
Contract transactions:
 MetLife Investors Insurance Company
   of California payments                            100           100            100            100              200
 MetLife Investors Insurance Company
   of California redemptions                           -             -              -              -                -
 Payments received from contract owners                -             -              -              -                -
 Transfers between sub-accounts
   (including fixed account), net                      -             -        101,087         18,761                -
 Transfers for contract benefits and
   terminations                                        -             -         (3,603)        (1,082)               1
                                          -------------- -------------  -------------  -------------    -------------
    Net increase (decrease) in net
     assets from contract transactions               100           100         97,584         17,779              201
                                          -------------- -------------  -------------  -------------    -------------
    Net increase (decrease) in net
     assets                                          108           117         73,913         12,563              160
Net assets at beginning of period                      -             -         63,660         27,171                -
                                          -------------- -------------  -------------  -------------    -------------
Net assets at end of period               $          108           117        137,573         39,734              160
                                          ============== =============  =============  =============    =============

                                                    Alliance
                                          -----------------------------
                                                              Alliance
                                                             Bernstein
                                             Premier        Real Estate
                                            Growth (a)     Investment (a)
                                          -------------    --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)                         -                4
 Net realized gain (loss)                             5                -
 Change in unrealized appreciation
   (depreciation)                                   (26)               9
                                          -------------    -------------
    Net increase (decrease) from
     operations                                     (21)              13
                                          -------------    -------------
Contract transactions:
 MetLife Investors Insurance Company
   of California payments                           100              100
 MetLife Investors Insurance Company
   of California redemptions                          -                -
 Payments received from contract owners               -                -
 Transfers between sub-accounts
   (including fixed account), net                     -                -
 Transfers for contract benefits and
   terminations                                       -                -
                                          -------------    -------------
    Net increase (decrease) in net
     assets from contract transactions              100              100
                                          -------------    -------------
    Net increase (decrease) in net
     assets                                          79              113
Net assets at beginning of period                     -                -
                                          -------------    -------------
Net assets at end of period                          79              113
                                          =============    =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2000


                                                        Liberty                             Goldman Sachs
                                                     --------------  ----------------------------------------------
                                                        Newport
                                                         Tiger           Growth
                                                         Fund,            and         International      Global
                                                      Variable (a)     Income (a)      Equity (a)      Income (a)
                                                     --------------  -------------    -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            1              -                -             10
  Net realized gain (loss)                                        -              -                5              -
  Change in unrealized appreciation (depreciation)              (13)            (6)             (17)            (4)
                                                     --------------  -------------    -------------  -------------
    Net increase (decrease) from operations                     (12)            (6)             (12)             6
                                                     --------------  -------------    -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                     100            100              100            100
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -                -              -
  Payments received from contract owners                          -              -                -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -              -                -              -
  Transfers for contract benefits and terminations                -              -                -              -
                                                     --------------  -------------    -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      100            100              100            100
                                                     --------------  -------------    -------------  -------------
    Net increase (decrease) in net assets                        88             94               88            106
Net assets at beginning of period                                 -              -                -              -
                                                     --------------  -------------    -------------  -------------
Net assets at end of period                          $           88             94               88            106
                                                     ==============  =============    =============  =============

                                                                Kemper
                                                     ----------------------------
                                                                                      SVS Dreman
                                                                        Small           Small
                                                        Internet         Cap             Cap
                                                     Tollkeeper (b)   Growth (a)      Value (a)
                                                     -------------- -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -              -                -
  Net realized gain (loss)                                       -              -                -
  Change in unrealized appreciation (depreciation)             (35)           (16)               4
                                                     -------------  -------------    -------------
    Net increase (decrease) from operations                    (35)           (16)               4
                                                     -------------  -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                    100            100              100
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -                -
  Payments received from contract owners                         -              -                -
  Transfers between sub-accounts (including fixed
   account), net                                                 -              -                -
  Transfers for contract benefits and terminations               -              -                -
                                                     -------------  -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                     100            100              100
                                                     -------------  -------------    -------------
    Net increase (decrease) in net assets                       65             84              104
Net assets at beginning of period                                -              -                -
                                                     -------------  -------------    -------------
Net assets at end of period                                     65             84              104
                                                     =============  =============    =============

(a) For the period from May 1, 2000 to December 31, 2000.
(b) For the period from July 3, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2000

                                                         Kemper
                                                     --------------    -------------------------------
                                                       Government                         Investors
                                                     Securities (a)     Research (a)      Trust (a)
                                                     --------------    -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            -                -                -
  Net realized gain (loss)                                        -                -                -
  Change in unrealized appreciation (depreciation)                9              (10)              (1)
                                                     --------------    -------------    -------------
    Net increase (decrease) from operations                       9              (10)              (1)
                                                     --------------    -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                     100              100              100
  MetLife Investors Insurance Company of California
   redemptions                                                    -                -                -
  Payments received from contract owners                          -                -                -
  Transfers between sub-accounts (including fixed
   account), net                                                  -                -                -
  Transfers for contract benefits and terminations                -                -                -
                                                     --------------    -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                      100              100              100
                                                     --------------    -------------    -------------
    Net increase (decrease) in net assets                       109               90               99
Net assets at beginning of period                                 -                -                -
                                                     --------------    -------------    -------------
Net assets at end of period                          $          109               90               99
                                                     ==============    =============    =============


                                                        Emerging           High         Strategic            New
                                                       Growth (a)       Income (a)      Income (a)      Discovery (a)
                                                     -------------    -------------    -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -                -                -                -
  Net realized gain (loss)                                       -                -                -                -
  Change in unrealized appreciation (depreciation)             (20)              (7)               5              (14)
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease) from operations                    (20)              (7)               5              (14)
                                                     -------------    -------------    -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                    100              100              100              100
  MetLife Investors Insurance Company of California
   redemptions                                                   -                -                -                -
  Payments received from contract owners                         -                -                -                -
  Transfers between sub-accounts (including fixed
   account), net                                                 -                -                -                -
  Transfers for contract benefits and terminations               -                -                -                -
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                     100              100              100              100
                                                     -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets                       80               93              105               86
Net assets at beginning of period                                -                -                -                -
                                                     -------------    -------------    -------------    -------------
Net assets at end of period                                     80               93              105               86
                                                     =============    =============    =============    =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2000

                                                                                    Oppenheimer
                                                     ---------------------------------------------------------------
                                                                       Main Street
                                                                         Growth
                                                         Capital            &             High
                                                     Appreciation (a)  Income (a)      Income (a)     Bond (a)
                                                     ---------------- -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                        $            0              -              -              -
  Net realized gain (loss)                                         -              -              -              -
  Change in unrealized appreciation (depreciation)               (10)           (10)            (3)             6
                                                      --------------  -------------  -------------  -------------
    Net increase (decrease) from operations                      (10)           (10)            (3)             6
                                                      --------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      100            100            100            100
  MetLife Investors Insurance Company of California
   redemptions                                                     -              -              -              -
  Payments received from contract owners                           -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                   -              -              -              -
  Transfers for contract benefits and terminations                 -              -              -              -
                                                      --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       100            100            100            100
                                                      --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                         90             90             97            106
Net assets at beginning of period                                  -              -              -              -
                                                      --------------  -------------  -------------  -------------
Net assets at end of period                           $           90             90             97            106
                                                      ==============  =============  =============  =============

                                                               Putnam
                                                     ---------------------------

                                                                         Growth
                                                       Strategic          and               New
                                                       Bond (a)        Income (a)        Value (a)
                                                     -------------    -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -                -                -
  Net realized gain (loss)                                       -                -                -
  Change in unrealized appreciation (depreciation)               2                9               20
                                                     -------------    -------------    -------------
    Net increase (decrease) from operations                      2                9               20
                                                     -------------    -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                    100              100              100
  MetLife Investors Insurance Company of California
   redemptions                                                   -                -                -
  Payments received from contract owners                         -                -                -
  Transfers between sub-accounts (including fixed
   account), net                                                 -                -                -
  Transfers for contract benefits and terminations               -                -                -
                                                     -------------    -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                     100              100              100
                                                     -------------    -------------    -------------
    Net increase (decrease) in net assets                      102              109              120
Net assets at beginning of period                                -                -                -
                                                     -------------    -------------    -------------
Net assets at end of period                                    102              109              120
                                                     =============    =============    =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2000

                                                                                    Putnam
                                                               -----------------------------------------------    --------------
                                                                                                                    Templeton
                                                                                                  International       Global
                                                                               International           New            Income
                                                                  Vista (a)     Growth (a)      Opportunities (a)   Securities
                                                               --------------  -------------    ----------------- -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)                                  $            0              -                  -               6
 Net realized gain (loss)                                                   -              -                  -               -
 Change in unrealized appreciation (depreciation)                         (16)            (9)               (34)             (1)
                                                               --------------  -------------      -------------   -------------
    Net increase (decrease) from operations                               (16)            (9)               (34)              5
                                                               --------------  -------------      -------------   -------------
Contract transactions:
 MetLife Investors Insurance Company of California payments               100            100                100               -
 MetLife Investors Insurance Company of California
   redemptions                                                              -              -                  -               -
 Payments received from contract owners                                     -              -                  -               -
 Transfers between sub-accounts (including fixed account),
   net                                                                      -              -                  -               -
 Transfers for contract benefits and terminations                           -              -                  -               -
                                                               --------------  -------------      -------------   -------------
    Net increase (decrease) in net assets from contract
     transactions                                                         100            100                100               -
                                                               --------------  -------------      -------------   -------------
    Net increase (decrease) in net assets                                  84             91                 66               5
Net assets at beginning of period                                           -              -                  -             100
                                                               --------------  -------------      -------------   -------------
Net assets at end of period                                    $           84             91                 66             105
                                                               ==============  =============      =============   =============



                                                                  Franklin      Templeton      Templeton
                                                                   Small          Growth        Foreign
                                                                    Cap         Securities     Securities
                                                               -------------  -------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)                                             37            443              2
 Net realized gain (loss)                                                 (1)         8,255             13
 Change in unrealized appreciation (depreciation)                     (3,288)        (4,181)           (14)
                                                               -------------  -------------  -------------
    Net increase (decrease) from operations                           (3,252)         4,517              1
                                                               -------------  -------------  -------------
Contract transactions:
 MetLife Investors Insurance Company of California payments              100              -            100
 MetLife Investors Insurance Company of California
   redemptions                                                             -              -              -
 Payments received from contract owners                                    -              -              -
 Transfers between sub-accounts (including fixed account),
   net                                                                14,529         37,512              -
 Transfers for contract benefits and terminations                       (153)          (830)             -
                                                               -------------  -------------  -------------
    Net increase (decrease) in net assets from contract
     transactions                                                     14,476         36,682            100
                                                               -------------  -------------  -------------
    Net increase (decrease) in net assets                             11,224         41,199            101
Net assets at beginning of period                                        141            110            108
                                                               -------------  -------------  -------------
Net assets at end of period                                           11,365         41,309            209
                                                               =============  =============  =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Statement of Changes in Net Assets
Year ended December 31, 2000

                                                                       Templeton
                                                     --------------------------------------------
                                                       Templeton       Templeton       Franklin
                                                       Developing        Mutual       Large Cap
                                                        Markets          Shares         Growth
                                                     Securities (a)  Securities (a)   Securities       Total
                                                     --------------  -------------- -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            0              -              1         21,496
  Net realized gain (loss)                                        -              -              7        112,919
  Change in unrealized appreciation (depreciation)              (19)            10             (1)      (158,239)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) from operations                     (19)            10              7        (23,824)
                                                     --------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                     100            100              -          4,900
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -           (207)
  Payments received from contract owners                          -              -              -        428,802
  Transfers between sub-accounts (including fixed
   account), net                                                  -              -              -           (447)
  Transfers for contract benefits and terminations                -              -              -        (48,874)
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      100            100              -        384,174
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                        81            110              7        360,350
Net assets at beginning of period                                 -              -            123      1,752,122
                                                     --------------  -------------  -------------  -------------
Net assets at end of period                          $           81            110            130      2,112,472
                                                     ==============  =============  =============  =============

(a) For the period from May 1, 2000 to December 31, 2000.

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002


(1) Organization
   MetLife Investors Variable Life Account Five (the Separate Account), a unit investment trust registered under the Investment Company Act of 1940 as amended, was established by MetLife Investors Insurance Company of California (MLIOC) and exists in accordance with the regulations of the California Department of Insurance. The Separate Account is a funding vehicle for variable life insurance policies issued by MLIOC.

   On September 10, 2002, MLIOC's Board of Directors approved an Agreement and Plan of Merger providing for the merger of MLIOC with and into MetLife Investors Insurance Company (MLI), with MLI being the surviving corporation of the merger. MLI is pursuing the certificate of authority and authorizations from the California Department of Insurance to offer variable annuities and variable life insurance products in the state of California. Upon receipt of these approvals, the Agreement will be presented to MetLife Investors Group, as sole shareholder of MLIOC and MLI, for approval. This merger should not impact the contract holders of the Separate Account. If approved, the Separate Account will become a separate account of MLI.

   The Separate Account is divided into sub-accounts with the assets of each sub-account invested in corresponding portfolios of the investment companies shown below. Each investment company is a diversified, open-end, management investment company registered under the Investment Company Act of 1940 as amended. The sub-accounts available for investment may vary between variable life insurance policies offered for sale by MLIOC. In addition to the sub-accounts, the fixed account of MLIOC is an available investment alternative for certain contracts. The fixed account is not a part of the Separate Account and is included in the general assets and liabilities of MLIOC.

   Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from MLIOC's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable contracts is not chargeable with liabilities arising out of any other business MLIOC may conduct. The following sub-accounts were available for investment as of December 31, 2002:

                 Met Investors Series Trust (Met Investors):
                  Lord Abbett Growth and Income Portfolio
                  Lord Abbett Bond Debenture Portfolio
                  Lord Abbett Developing Growth Portfolio
                  Lord Abbett Mid-Cap Value Portfolio
                  JP Morgan Quality Bond Portfolio
                  JP Morgan Small Cap Stock Portfolio
                  JP Morgan Enhanced Index Portfolio
                  JP Morgan Select Equity Portfolio
                  JP Morgan International Equity Portfolio
                  MIST AIM Mid Cap Core Equity Portfolio
                  MIST AIM Small Cap Stock Portfolio
                  MIST Third Ave Small Cap Val Portfolio
                  Janus Aggressive Growth Portfolio
                  MFS Research International Portfolio
                  MFS Mid Cap Growth Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                  PIMCO Innovation Portfolio
                  PIMCO Money Market Portfolio
                  PIMCO Total Return Portfolio B
                  Met Putnam Research Portfolio
                  MIST SSR Concentrated Int'l Portfolio
                 New England Zenith Fund (New England Zenith):
                  Davis Venture Value
                  Harris Oakmark Focused Value
                  Jennison Growth Portfolio
            Metropolitan Life Series (MetLife):
             Met Stock Index B
            General American Capital Company (GACC):
             Money Market Fund
            Russell Insurance Funds (Russell):
             Multi-Style Equity Fund
             Aggressive Equity Fund
             Non-US Fund
             Core Bond Fund
             Real Estate Securities Fund
            AIM Variable Insurance Funds, Inc. (AIM):
             V.I. Premier Equity Fund
             V.I. Capital Appreciation Fund
             V.I. International Growth Fund
            Alliance Variable Products Series Fund, Inc. (Alliance):
             Premier Growth Portfolio
             AllianceBernstein Real Estate Investment Portfolio
            Liberty Variable Investment Trust (Liberty):
             Newport Tiger Fund, Variable Series
            Goldman Sachs Variable Insurance Trust (Goldman Sachs):
             Growth and Income Fund
             International Equity Fund
            Scudder Variable Series II (Scudder II):
             Small Cap Growth Portfolio
             SVS Dreman Small Cap Value Portfolio
             Government Securities Portfolio

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002

(1) Organization, continued

               MFS Variable Insurance Trust (MFS):
                Research Series
                Investors Trust Series
                Emerging Growth Series
                High Income Series
                Strategic Income Series
                New Discovery Series
               Oppenheimer Variable Account Funds (Oppenheimer):
                Capital Appreciation Fund
                Main Street Growth & Income Fund
                High Income Fund
                Bond Fund
                Strategic Bond Fund

       Putnam Variable Trust (Putnam):
        Growth and Income Fund
        New Value Fund
        Vista Fund
        International Growth Fund
        International New Opportunities Fund
       Franklin Templeton Variable Insurance Products Trust (Templeton):
        Templeton Global Income Securities Fund
        Franklin Small Cap Fund
        Templeton Growth Securities Fund
        Templeton Foreign Securities Fund
        Templeton Developing Markets Securities Fund
        Templeton Mutual Shares Securities Fund
        Franklin Large Cap Growth Securities Fund

   During 2002, the following portfolios changed names:
      Met Investors Series Trust--MIST AIM Mid Cap Equity Portfolio to MIST AIM Mid Cap Core Equity Portfolio
      New England Zenith Fund--Harris Oakmark Mid Cap Value to Harris Oakmark Focused Value
      AIM Variable Insurance Funds--AIM Value Fund to AIM Premier Equity Fund AIM Variable Insurance Funds--AIM International Equity Fund to AIM International Growth Fund
      MFS Variable Insurance Trust--MFS Global Government Series to MFS Strategic Income Series
      Franklin Templeton Variable Products Series Fund--Templeton International Securities Fund to Templeton Foreign Securities Fund

   The following sub-accounts ceased operations during 2002 and 2001:

      Goldman Sachs Internet Tollkeeper Fund                  May 1, 2002
      Goldman Sachs Global Income Fund                        May 1, 2002
      Met Investors Large Cap Research                        February 12, 2001

(2) Significant Accounting Policies

  (a) Investment Valuation
      Investments made in the portfolios of the investment companies are valued at the reported net asset value of such portfolios, which value their investment securities at fair value. The average cost method is used to compute the realized gains and losses on the sale of portfolio shares owned by the sub-accounts. Income from dividends and gains from realized capital gain distributions are recorded on the ex-dividend date.

  (b) Reinvestment of Distributions
      With the exception of the GACC Money Market Fund in years 2001 and 2000, dividends and gains from realized gain distributions are reinvested in additional shares of the portfolio.

      During years 2001 and 2000, GACC followed the Federal income tax practice known as consent dividending, whereby substantially all of its net investment income and realized capital gains are deemed to pass through to the Separate Account. As a result, GACC did not distribute dividends and realized capital gains. During December of 2001 and 2000, the accumulated net investment income and realized capital gains of the GACC Money Market Fund were allocated to the Separate Account by increasing the cost basis and recognizing a gain in the Separate Account. For 2002, no consent dividend was declared.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002


(2) Significant Accounting Policies, continued

  (c) Federal Income Taxes
      The operations of the Separate Account are included in the federal income tax return of MLIOC which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code (IRC). Under current IRC provisions, MLIOC believes it will be treated as the owner of the Separate Account assets for federal income tax purposes and does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited to the variable life insurance policies. Based on this, no charge has been made to the Separate Account for federal income taxes. A charge may be made in future years for federal income taxes that would be attributable to the variable life insurance policies.

(3) Separate Account Expenses
   For flexible premium variable universal life policies, MLIOC deducts a daily charge from the net assets of the Separate Account sub-accounts for the assumption of mortality and expense risks. The daily charge is equivalent on an annual basis to 0.55% for the first 10 policy years, 0.45% for policy years 11-20 and 0.15% thereafter.

(4) Contract Charges and Fees
   There are contract charges and fees associated with the variable life insurance policies. MLIOC deducts from the policy account value that reduces the return on investment. MLIOC sells single premium variable life (SPVL) and flexible premium variable universal life (FPVL) policies and the contract charges and fees vary.

   The insurance charges for SPVL policies include mortality and expense risk, administrative, tax expense and cost of insurance. These charges are deducted from the policy account value on a monthly basis. Withdrawals during the first 10 years may be subject to a contingent deferred sales charge. In addition, MLIOC deducts a deferred premium tax charge on premium surrendered during the first 10 years. MLIOC charges a $30 annual contract maintenance fee on policies with values less than $50,000. Subject to certain restrictions, policy owners may transfer accumulated value between the available Separate Account sub-accounts. MLIOC deducts a transfer fee on each transfer in excess of twelve transfers during a policy year. Transfers made in a dollar cost averaging program are not subject to the transfer fee. The insurance charges and fees are explained in the product prospectus.

   The insurance charges for FPVL policies include tax expense, selection and expense, monthly policy charge, cost of insurance and the charges for additional benefit riders. These charges are deducted from the policy account value on a monthly basis. MLIOC deducts a sales charge from each premium payment. In addition, MLIOC will deduct a contingent deferred sales charge during the first 10 years if certain conditions occur. Subject to certain restrictions, policy owners may transfer or withdraw accumulated value between the available Separate Account sub-accounts and the General Account. MLIOC deducts a fee on each transfer or withdrawal in excess of twelve transfers and withdrawals during a policy year. The insurance charges and fees are explained in the product prospectus.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002

(5) Cost Basis of Investments
   The cost basis of each sub-account's investment as of December 31, 2002 follows:

      Met Investors Lord Abbett Growth and Income Portfolio    $  693,948
      Met Investors Lord Abbett Bond Debenture Portfolio          258,474
      Met Investors Lord Abbett Developing Growth Portfolio         2,107
      Met Investors Lord Abbett Mid-Cap Value Portfolio           147,748
      Met Investors JP Morgan Quality Bond Portfolio               19,434
      Met Investors JP Morgan Small Cap Stock Portfolio           108,628
      Met Investors JP Morgan Enhanced Index Portfolio            495,867
      Met Investors JP Morgan Select Equity Portfolio             172,606
      Met Investors JP Morgan International Equity Portfolio      120,222
      Met Investors MIST AIM Mid Cap Core Equity Portfolio         40,909
      Met Investors MIST AIM Small Cap Stock Portfolio             21,965
      Met Investors MIST Third Ave Small Cap Val Portfolio            171
      Met Investors Janus Aggressive Growth Portfolio              42,779
      Met Investors MFS Research International Portfolio            5,167
      Met Investors MFS Mid Cap Growth Portfolio                   21,680
      Met Investors Oppenheimer Capital Appreciation Portfolio      7,315
      Met Investors PIMCO Innovation Portfolio                        100
      Met Investors PIMCO Money Market Portfolio                2,962,905
      Met Investors PIMCO Total Return Portfolio                  155,704
      Met Investors Met Putnam Research Portfolio                  18,060
      Met Investors MIST SSR Concentrated Int'l Portfolio          12,790
      New England Zenith Davis Venture Value                       57,484
      New England Zenith Harris Oakmark Focused Value              27,006
      New England Zenith Jennison Growth Portfolio                  4,077
      Met Life Met Stock Index B                                  129,028
      GACC Money Market Fund                                        2,473
      Russell Multi-Style Equity Fund                                 103
      Russell Aggressive Equity Fund                                  108
      Russell Non-US Fund                                             106
      Russell Core Bond Fund                                          118
      Russell Real Estate Securities Fund                             120
      AIM V.I. Premier Equity Fund                                 71,751
      AIM V.I. Capital Appreciation Fund                           30,560

         AIM V.I. International Growth Fund                 $      196
         Alliance Premier Growth Portfolio                       5,915
         AllianceBernstein Real Estate Investment Portfolio      2,072
         Liberty Newport Tiger Fund, Variable                      102
         Goldman Sachs Growth and Income Fund                      102
         Goldman Sachs International Equity Fund                   107
         Scudder II Small Cap Growth Portfolio                     110
         Scudder II SVS Dreman Small Cap Value Portfolio           100
         Scudder II Government Securities Portfolio                109
         MFS Research Series                                       110
         MFS Investors Trust Series                              5,652
         MFS Emerging Growth Series                                104
         MFS High Income Series                                  2,080
         MFS Strategic Income Series                               108
         MFS New Discovery Series                                3,785
         Oppenheimer Capital Appreciation Fund                  31,247
         Oppenheimer Main Street Growth & Income Fund              101
         Oppenheimer High Income Fund                              120
         Oppenheimer Bond Fund                                   6,018
         Oppenheimer Strategic Bond Fund                           115
         Putnam VT Growth and Income Fund                        5,737
         Putnam VT New Value Fund                                  109
         Putnam VT Vista Fund                                      107
         Putnam VT International Growth Fund                     1,965
         Putnam VT International New Opportunities Fund            100
         Templeton Global Income Securities Fund                   111
         Franklin Small Cap Fund                                 5,889
         Templeton Growth Securities Fund                       44,570
         Templeton Foreign Securities Fund                       2,586
         Templeton Developing Markets Securities Fund            1,988
         Templeton Mutual Shares Securities Fund                   113
         Franklin Large Cap Growth Securities Fund                 136
                                                            ----------
                                                            $5,753,177
                                                            ==========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002

(6) Changes in Units Outstanding

                                                                  Met Investors
                            -----------------------------------------------------------------------------------------
                            Lord Abbett                                                                    JP Morgan
                              Growth     Lord Abbett  Lord Abbett     Large     Lord Abbett   JP Morgan      Small
                                and         Bond      Developing       Cap        Mid-Cap      Quality        Cap
                              Income      Debenture     Growth       Research      Value        Bond         Stock
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------
Accumulation Units:
 Unit Balance at 12/31/1999      17,211       10,240            9        8,504        6,003            9       10,224
   Units Issued                  14,156       11,576          225        1,631                        10            -
   Units Redeemed                  (616)        (629)         (38)           -         (129)           -         (680)
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------
   Net Increase (Decrease)       13,540       10,947          187        1,631         (129)          10         (680)
 Unit Balance at 12/31/2000      30,751       21,187          196       10,135        5,874           19        9,544
                            ===========  ===========  ===========  ===========  ===========  ===========  ===========
   Units Issued                  16,816            -            -          461        1,415            -          463
   Units Redeemed                (6,663)      (3,445)          (5)     (10,596)        (192)           -         (304)
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------
   Net Increase (Decrease)       10,153       (3,445)          (5)     (10,135)       1,223            -          159
 Unit Balance at 12/31/2001      40,904       17,742          191            -        7,097           19        9,703
                            ===========  ===========  ===========  ===========  ===========  ===========  ===========
   Units Issued                  15,243        5,878            -            -        4,613        4,723            -
   Units Redeemed                (5,356)      (2,986)          (4)           0       (1,990)      (3,321)        (231)
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------
   Net Increase (Decrease)        9,887        2,892           (4)           -        2,623        1,402         (231)
 Unit Balance at 12/31/2002      50,791       20,634          187            -        9,720        1,421        9,472
                            ===========  ===========  ===========  ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002

(6) Changes in Units Outstanding, continued:

                                                                   Met Investors
                            ------------------------------------------------------------------------------------------
                                                                           MIST         MIST           MIST
                             JP Morgan      JP Morgan       JP Morgan       AIM          AIM         Third Ave      Janus
                             Enhanced        Select       International   Mid Cap     Small Cap      Small Cap    Aggressive
                               Index         Equity          Equity     Core Equity     Stock          Value        Growth
                            -----------    -----------    ------------- -----------  -----------    -----------  -----------
Accumulation Units:
 Unit Balance at 12/31/1999      31,535         11,048           8,926            -            -              -            -
   Units Issued                  10,459          7,397           3,618            -            -              -            -
   Units Redeemed                (1,446)        (1,269)           (356)           -            -              -            -
                            -----------    -----------     -----------  -----------  -----------    -----------  -----------
   Net Increase (Decrease)        9,013          6,128           3,262            -            -              -            -
 Unit Balance at 12/31/2000      40,548         17,176          12,188            -            -              -            -
                            ===========    ===========     ===========  ===========  ===========    ===========  ===========
   Units Issued                   1,368              -               -            -            -              -            -
   Units Redeemed                (1,919)        (2,709)           (284)           -            -              -            -
                            -----------    -----------     -----------  -----------  -----------    -----------  -----------
   Net Increase (Decrease)         (551)        (2,709)           (284)           -            -              -            -
 Unit Balance at 12/31/2001      39,997         14,467          11,904            -            -              -            -
                            ===========    ===========     ===========  ===========  ===========    ===========  ===========
   Units Issued                     196            190               -        4,650        3,163             21        7,293
   Units Redeemed                (7,002)        (2,479)         (3,487)         (39)         (85)            (4)      (1,506)
                            -----------    -----------     -----------  -----------  -----------    -----------  -----------
   Net Increase (Decrease)       (6,806)        (2,289)         (3,487)       4,611        3,078             17        5,787
 Unit Balance at 12/31/2002      33,191         12,178           8,417        4,611        3,078             17        5,787
                            ===========    ===========     ===========  ===========  ===========    ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002

(6) Changes in Units Outstanding, continued:

                                                                  Met Investors
                            -----------------------------------------------------------------------------------------

                                 MFS          MFS        Oppenheimer                      PIMCO          PIMCO         Met
                              Research      Mid Cap        Capital        PIMCO           Money          Total        Putnam
                            International   Growth       Appreciation   Innovation        Market         Return      Research
                            ------------- -----------    ------------   -----------    -----------    -----------  -----------
Accumulation Units:
 Unit Balance at 12/31/1999            -            -              -              -              -              -            -
   Units Issued                        -            -              -              -              -              -            -
   Units Redeemed                      -            -              -              -              -              -            -
                             -----------  -----------    -----------    -----------    -----------    -----------  -----------
   Net Increase (Decrease)             -            -              -              -              -              -            -
 Unit Balance at 12/31/2000            -            -              -              -              -              -            -
                             ===========  ===========    ===========    ===========    ===========    ===========  ===========
   Units Issued                        -            -              -              -              -              -            -
   Units Redeemed                      -            -              -              -              -              -            -
                             -----------  -----------    -----------    -----------    -----------    -----------  -----------
   Net Increase (Decrease)             -            -              -              -              -              -            -
 Unit Balance at 12/31/2001            -            -              -              -              -              -            -
                             ===========  ===========    ===========    ===========    ===========    ===========  ===========
   Units Issued                      689        3,745          1,747             10        530,878         26,627        4,382
   Units Redeemed                   (130)        (101)          (844)             -       (236,606)       (11,774)      (2,206)
                             -----------  -----------    -----------    -----------    -----------    -----------  -----------
   Net Increase (Decrease)           559        3,644            903             10        294,272         14,853        2,176
 Unit Balance at 12/31/2002          559        3,644            903             10        294,272         14,853        2,176
                             ===========  ===========    ===========    ===========    ===========    ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002


(6) Changes in Units Outstanding, continued:

                            Met Investors           New England Zenith               MetLife        GACC         Russell
                            ------------- -------------------------------------    -----------  -----------    -----------
                                MIST                       Harris
                                 SSR         Davis         Oakmark                   MetLife                      Multi
                            Concentrated    Venture        Focused      Jennison      Stock        Money          Style
                            International    Value          Value        Growth       Index        Market        Equity
                            ------------- -----------    -----------  -----------  -----------  -----------    -----------
Accumulation Units:
 Unit Balance at 12/31/1999            -            -              -            -            -       28,836              -
   Units Issued                        -            -              -            -            -       39,673             10
   Units Redeemed                      -            -              -            -            -      (68,463)             -
                             -----------  -----------    -----------  -----------  -----------  -----------    -----------
   Net Increase (Decrease)             -            -              -            -            -      (28,790)            10
 Unit Balance at 12/31/2000            -            -              -            -            -           46             10
                             ===========  ===========    ===========  ===========  ===========  ===========    ===========
   Units Issued                        -            -              -            -            -       10,106              -
   Units Redeemed                      -            -              -            -            -      (10,029)             -
                             -----------  -----------    -----------  -----------  -----------  -----------    -----------
   Net Increase (Decrease)             -            -              -            -            -           77              -
 Unit Balance at 12/31/2001            -            -              -            -            -          123             10
                             ===========  ===========    ===========  ===========  ===========  ===========    ===========
   Units Issued                    2,854       10,707          5,922          784       17,105        2,954              -
   Units Redeemed                 (1,439)      (4,055)        (2,963)        (391)      (1,008)      (2,862)             -
                             -----------  -----------    -----------  -----------  -----------  -----------    -----------
   Net Increase (Decrease)         1,415        6,652          2,959          393       16,097           92              -
 Unit Balance at 12/31/2002        1,415        6,652          2,959          393       16,097          215             10
                             ===========  ===========    ===========  ===========  ===========  ===========    ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002


(6) Changes in Units Outstanding, continued:

                                                Russell                                       AIM
                            ----------------------------------------------- ---------------------------------------

                                                                   Real        V.I.          V.I.           V.I.
                            Aggressive                 Core       Estate      Premier      Capital      International
                              Equity      Non-US       Bond     Securities    Equity     Appreciation      Growth
                            ----------- ----------- ----------- ----------- -----------  ------------   -------------
Accumulation Units:
 Unit Balance at 12/31/1999           -           -           -           -       5,407        1,951               -
   Units Issued                      10          10          10          10       8,540        1,494              20
   Units Redeemed                     -           -           -           -        (256)        (239)              -
                            ----------- ----------- ----------- ----------- -----------  -----------     -----------
   Net Increase (Decrease)           10          10          10          10       8,284        1,255              20
 Unit Balance at 12/31/2000          10          10          10          10      13,691        3,206              20
                            =========== =========== =========== =========== ===========  ===========     ===========
   Units Issued                       -           -           -           -         474        1,668               -
   Units Redeemed                     -           -           -           -      (1,728)      (1,136)              -
                            ----------- ----------- ----------- ----------- -----------  -----------     -----------
   Net Increase (Decrease)            -           -           -           -      (1,254)         532               -
 Unit Balance at 12/31/2001          10          10          10          10      12,437        3,738              20
                            =========== =========== =========== =========== ===========  ===========     ===========
   Units Issued                       -           -           -           -         235            -               -
   Units Redeemed                     -           -           -           -      (6,616)      (1,437)              -
                            ----------- ----------- ----------- ----------- -----------  -----------     -----------
   Net Increase (Decrease)            -           -           -           -      (6,381)      (1,437)              -
 Unit Balance at 12/31/2002          10          10          10          10       6,056        2,301              20
                            =========== =========== =========== =========== ===========  ===========     ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002

(6) Changes in Units Outstanding, continued:

                                    Alliance           Liberty                       Goldman Sachs
                            ------------------------  ----------- --------------------------------------------------
                                          Alliance     Newport
                                          Bernstein     Tiger       Growth
                              Premier    Real Estate     Fund        and      International    Global      Internet
                              Growth     Investment    Variable     Income       Equity        Income     Tollkeeper
                            -----------  -----------  ----------- ----------- ------------- -----------  -----------
Accumulation Units:
 Unit Balance at 12/31/1999           -            -            -           -            -            -            -
   Units Issued                      10           10           10          10           10           10           10
   Units Redeemed                     -            -            -           -            -            -            -
                            -----------  -----------  ----------- -----------  -----------  -----------  -----------
   Net Increase (Decrease)           10           10           10          10           10           10           10
 Unit Balance at 12/31/2000          10           10           10          10           10           10           10
                            ===========  ===========  =========== ===========  ===========  ===========  ===========
   Units Issued                     802          171            -           -            -            -            -
   Units Redeemed                   (13)          (4)           -           -            -            -            -
                            -----------  -----------  ----------- -----------  -----------  -----------  -----------
   Net Increase (Decrease)          789          167            -           -            -            -            -
 Unit Balance at 12/31/2001         799          177           10          10           10           10           10
                            ===========  ===========  =========== ===========  ===========  ===========  ===========
   Units Issued                     767          163            -           -            -            -            -
   Units Redeemed                  (801)        (170)           -           -            -          (10)         (10)
                            -----------  -----------  ----------- -----------  -----------  -----------  -----------
 Net Increase (Decrease)            (34)          (7)           -           -            -          (10)         (10)
 Unit Balance at 12/31/2002         765          170           10          10           10            -            -
                            ===========  ===========  =========== ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002


(6) Changes in Units Outstanding, continued:

                                              Scudder II                                        MFS
                            -----------------------------------------------    ------------------------------------
                                            SVS
                                          Dreman
                             Small Cap   Small Cap  Government                  Investors    Emerging       High
                              Growth       Value    Securities   Research         Trust       Growth       Income
                            ----------- ----------- ----------- -----------    -----------  ----------- -----------
Accumulation Units:
 Unit Balance at 12/31/1999           -           -           -           -              -            -           -
   Units Issued                      10          10          10          10             10           10          10
   Units Redeemed                     -           -           -           -              -            -           -
                            ----------- ----------- ----------- -----------    -----------  ----------- -----------
   Net Increase (Decrease)           10          10          10          10             10           10          10
 Unit Balance at 12/31/2000          10          10          10          10             10           10          10
                            =========== =========== =========== ===========    ===========  =========== ===========
   Units Issued                       -           -           -           -            642            -         203
   Units Redeemed                     -           -           -           -            (12)           -          (5)
                            ----------- ----------- ----------- -----------    -----------  ----------- -----------
   Net Increase (Decrease)            -           -           -           -            630            -         198
 Unit Balance at 12/31/2001          10          10          10          10            640           10         208
                            =========== =========== =========== ===========    ===========  =========== ===========
   Units Issued                       -           -           -           -            613            -         192
   Units Redeemed                     -           -           -           -           (640)           -        (201)
                            ----------- ----------- ----------- -----------    -----------  ----------- -----------
   Net Increase (Decrease)            -           -           -           -            (27)           -          (9)
 Unit Balance at 12/31/2002          10          10          10          10            613           10         199
                            =========== =========== =========== ===========    ===========  =========== ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002


(6) Changes in Units Outstanding, continued:

                                      MFS                                     Oppenheimer
                            -----------------------  -------------------------------------------------------------
                                                                  Main Street
                                                                    Growth
                             Strategic      New        Capital         &         High                   Strategic
                              Income     Discovery   Appreciation   Income      Income        Bond        Bond
                            ----------- -----------  ------------ ----------- ----------- -----------  -----------
Accumulation Units:
 Unit Balance at 12/31/1999           -           -            -            -           -           -            -
   Units Issued                      10          10           10           10          10          10           10
   Units Redeemed                     -           -            -            -           -           -            -
                            ----------- -----------  -----------  ----------- ----------- -----------  -----------
   Net Increase (Decrease)           10          10           10           10          10          10           10
 Unit Balance at 12/31/2000          10          10           10           10          10          10           10
                            =========== ===========  ===========  =========== =========== ===========  ===========
   Units Issued                       -         471            -            -           -         535            -
   Units Redeemed                     -         (10)           -            -           -          (9)           -
                            ----------- -----------  -----------  ----------- ----------- -----------  -----------
   Net Increase (Decrease)            -         461            -            -           -         526            -
 Unit Balance at 12/31/2001          10         471           10           10          10         536           10
                            =========== ===========  ===========  =========== =========== ===========  ===========
   Units Issued                       -         449        5,780            -           -         512            -
   Units Redeemed                     -        (468)         (20)           -           -        (534)           -
                            ----------- -----------  -----------  ----------- ----------- -----------  -----------
   Net Increase (Decrease)            -         (19)       5,760            -           -         (22)           -
 Unit Balance at 12/31/2002          10         452        5,770           10          10         514           10
                            =========== ===========  ===========  =========== =========== ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002

(6) Changes in Units Outstanding, continued:

                                                         Putnam                                        Templeton
                            ----------------------------------------------------------------    -----------------------
                                                                                                Templeton
                               Growth                                             International   Global      Franklin
                                and          New                    International      New        Income       Small
                               Income       Value          Vista       Growth     Opportunities Securities      Cap
                            -----------  -----------    ----------- ------------- ------------- ----------- -----------
Accumulation Units:
 Unit Balance at 12/31/1999           -            -              -            -             -           10          10
   Units Issued                      10           10             10           10            10            -       1,144
   Units Redeemed                     -            -              -            -             -            -        (190)
                            -----------  -----------    -----------  -----------   -----------  ----------- -----------
   Net Increase (Decrease)           10           10             10           10            10            -         954
 Unit Balance at 12/31/2000          10           10             10           10            10           10         964
                            ===========  ===========    ===========  ===========   ===========  =========== ===========
   Units Issued                     535            -              -          244             -            -           -
   Units Redeemed                    (9)           -              -           (7)            -            -         (21)
                            -----------  -----------    -----------  -----------   -----------  ----------- -----------
   Net Increase (Decrease)          526            -              -          237             -            -         (21)
 Unit Balance at 12/31/2001         536           10             10          247            10           10         943
                            ===========  ===========    ===========  ===========   ===========  =========== ===========
   Units Issued                     511            -              -          230             -            -           -
   Units Redeemed                  (534)           -              -         (241)            -            -        (555)
                            -----------  -----------    -----------  -----------   -----------  ----------- -----------
   Net Increase (Decrease)          (23)           -              -          (11)            -            -        (555)
 Unit Balance at 12/31/2002         513           10             10          236            10           10         388
                            ===========  ===========    ===========  ===========   ===========  =========== ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002


(6) Changes in Units Outstanding, continued:

                                                      Templeton
                            --------------------------------------------------------------
                                                       Templeton     Templeton       Franklin
                             Templeton    Templeton    Developing      Mutual       Large Cap
                               Growth      Foreign      Markets        Shares         Growth
                             Securities   Securities   Securities    Securities     Securities
                            -----------  -----------  -----------    -----------    -----------
Accumulation Units:
 Unit Balance at 12/31/1999          10           10            -              -             10
   Units Issued                   3,558           10           10             10              -
   Units Redeemed                   (76)           -            -              -              -
                            -----------  -----------  -----------    -----------    -----------
   Net Increase (Decrease)        3,482           10           10             10              -
 Unit Balance at 12/31/2000       3,492           20           10             10             10
                            ===========  ===========  ===========    ===========    ===========
   Units Issued                       -          202          246              -              -
   Units Redeemed                   (80)          (3)          (5)             -              -
                            -----------  -----------  -----------    -----------    -----------
   Net Increase (Decrease)          (80)         199          241              -              -
 Unit Balance at 12/31/2001       3,412          219          251             10             10
                            ===========  ===========  ===========    ===========    ===========
   Units Issued                       -          194          235              -              -
   Units Redeemed                  (577)        (202)        (246)             -              -
                            -----------  -----------  -----------    -----------    -----------
   Net Increase (Decrease)         (577)          (8)         (11)             -              -
 Unit Balance at 12/31/2002       2,835          211          240             10             10
                            ===========  ===========  ===========    ===========    ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) The realized gain (loss) on the sale of fund shares and the change in unrealized appreciation (depreciation) for each sub-account during the years ended December 31, 2002, December 31, 2001 and December 31, 2000 as follows:

                                                                            Realized Gain (Loss)
                                                               ---------------------------------------------
                                                                    Aggregate      Aggregate Cost
                                                       Year or Proceeds from Sales of Fund Shares  Realized
                                                       Period    of Fund Shares       Redeemed    Gain (Loss)
                                                       ------- ------------------- -------------- -----------

Met Investors Lord Abbett Growth and Income Portfolio   2002       $   45,920        $   48,452    $ (2,532)
                                                        2001           51,074            48,258       2,816
                                                        2000            8,492             8,092         400

Met Investors Lord Abbett Bond Debenture Portfolio      2002            6,716             7,860      (1,144)
                                                        2001           38,395            38,665        (270)
                                                        2000            4,305             4,337         (32)

Met Investors Lord Abbett Developing Growth Portfolio   2002               36                50         (14)
                                                        2001               41                51         (10)
                                                        2000                7                 8          (1)

Met Investors Large Cap Research Portfolio              2002                -                 -           -
                                                        2001          174,618           164,013      10,605
                                                        2000            2,925             2,817         108

Met Investors Lord Abbett Mid-Cap Value Portfolio       2002           27,566            26,925         641
                                                        2001            2,582             2,032         550
                                                        2000            1,682             1,503         179

Met Investors JP Morgan Quality Bond Portfolio          2002           45,038            43,384       1,654
                                                        2001                -                 -           -
                                                        2000                -                 -           -

Met Investors JP Morgan Small Cap Stock Portfolio       2002            2,161             2,649        (488)
                                                        2001            2,331             2,431        (100)
                                                        2000           10,147             6,571       3,576

Met Investors JP Morgan Enhanced Index Portfolio        2002           76,524           103,974     (27,450)
                                                        2001           10,499            13,484      (2,985)
                                                        2000           21,802            22,601        (799)

Met Investors JP Morgan Select Equity Portfolio         2002           27,065            35,079      (8,014)
                                                        2001           31,474            37,771      (6,297)
                                                        2000           15,043            16,522      (1,479)

Met Investors JP Morgan International Equity Portfolio  2002           31,200            49,823     (18,623)
                                                        2001            2,707             3,865      (1,158)
                                                        2000            3,162             3,214         (52)

Met Investors MIST AIM Mid Cap Core Equity Portfolio    2002              394               399          (5)
                                                        2001                -                 -           -
                                                        2000                -                 -           -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                         Realized Gain (Loss)
                                                            ---------------------------------------------
                                                                 Aggregate      Aggregate Cost
                                                    Year or Proceeds from Sales of Fund Shares  Realized
                                                    Period    of Fund Shares       Redeemed    Gain (Loss)
                                                    ------- ------------------- -------------- -----------

Met Investors MIST AIM Small Cap Stock Portfolio     2002       $      206        $      195    $     11
                                                     2001                -                 -           -
                                                     2000                -                 -           -

Met Investors MIST Third Avenue Small Cap Value      2002               37                36           1
                                                     2001                -                 -           -
                                                     2000                -                 -           -

Met Investors Janus Aggressive Growth Portfolio      2002              297               294           3
                                                     2001                -                 -           -
                                                     2000                -                 -           -

Met Investors MFS Research International Portfolio   2002              105               106          (1)
                                                     2001                -                 -           -
                                                     2000                -                 -           -

Met Investors MFS Mid Cap Growth Portfolio           2002              203               195           8
                                                     2001                -                 -           -
                                                     2000                -                 -           -

Met Investors Oppenheimer Capital Appreciation       2002              167               167           -
                                                     2001                -                 -           -
                                                     2000                -                 -           -

Met Investors PIMCO Innovation Portfolio             2002                -                 -           -
                                                     2001                -                 -           -
                                                     2000                -                 -           -

Met Investors PIMCO Money Market                     2002        1,289,270         1,289,270           -
                                                     2001                -                 -           -
                                                     2000                -                 -           -

Met Investors PIMCO Total Return Portfolio           2002            1,818             1,796          22
                                                     2001                -                 -           -
                                                     2000                -                 -           -

Met Investors Met Putnam Research Portfolio          2002              164               167          (3)
                                                     2001                -                 -           -
                                                     2000                -                 -           -

Met Investors MIST SSR Concentrated Int'l Portfolio  2002              150               161         (11)
                                                     2001                -                 -           -
                                                     2000                -                 -           -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                     Realized Gain (Loss)
                                                        ---------------------------------------------
                                                             Aggregate      Aggregate Cost
                                                Year or Proceeds from Sales of Fund Shares  Realized
                                                Period    of Fund Shares       Redeemed    Gain (Loss)
                                                ------- ------------------- -------------- -----------

New England Zenith Davis Venture Value           2002       $      672        $      683    $    (11)
                                                 2001                -                 -           -
                                                 2000                -                 -           -

New England Zenith Harris Oakmark Focused Value  2002              284               294         (10)
                                                 2001                -                 -           -
                                                 2000                -                 -           -

New England Zenith Jennison Growth Portfolio     2002               35                37          (2)
                                                 2001                -                 -           -
                                                 2000                -                 -           -

Met Life Met Stock Index B                       2002            8,025             8,104         (79)
                                                 2001                -                 -           -
                                                 2000                -                 -           -

GACC Money Market Fund                           2002           35,420            36,248        (828)
                                                 2001          112,144           111,940         204
                                                 2000          748,803           740,938       7,865

Russell Multi-Style Equity Fund                  2002                -                 -           -
                                                 2001                -                 -           -
                                                 2000                -                 -           -

Russell Aggressive Equity Fund                   2002                -                 -           -
                                                 2001                -                 -           -
                                                 2000                -                 -           -

Russell Non-US Fund                              2002                -                 -           -
                                                 2001                -                 -           -
                                                 2000                -                 -           -

Russell Core Bond Fund                           2002                -                 -           -
                                                 2001                -                 -           -
                                                 2000                -                 -           -

Russell Real Estate Securities Fund              2002                -                 -           -
                                                 2001                -                 -           -
                                                 2000                -                 -           -

AIM V.I. Premier Equity Fund                     2002           56,101            79,514     (23,413)
                                                 2001           16,066            19,729      (3,663)
                                                 2000            4,747             4,705          42

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                        Realized Gain (Loss)
                                                           ---------------------------------------------
                                                                Aggregate      Aggregate Cost
                                                   Year or Proceeds from Sales of Fund Shares  Realized
                                                   Period    of Fund Shares       Redeemed    Gain (Loss)
                                                   ------- ------------------- -------------- -----------

AIM V.I. Capital Appreciation Fund                  2002       $   12,786        $   19,121    $ (6,335)
                                                    2001            9,502            11,037      (1,535)
                                                    2000            1,082               857         225

AIM V.I. International Growth Fund                  2002                -                 -           -
                                                    2001               44                63         (19)
                                                    2000                -                 -           -

Alliance Premier Growth Portfolio                   2002              175               258         (83)
                                                    2001              121               147         (26)
                                                    2000                -                 -           -

AllianceBernstein Real Estate Investment Portfolio  2002               91                85           6
                                                    2001               49                48           1
                                                    2000                -                 -           -

Liberty Newport Tiger Fund, Variable                2002                -                 -           -
                                                    2001                -                 -           -
                                                    2000                -                 -           -

Goldman Sachs Growth and Income Fund                2002                -                 -           -
                                                    2001                -                 -           -
                                                    2000                -                 -           -

Goldman Sachs International Equity Fund             2002                -                 -           -
                                                    2001                -                 -           -
                                                    2000                -                 -           -

Goldman Sachs Global Income Fund                    2002              112               114          (2)
                                                    2001                -                 -           -
                                                    2000                -                 -           -

Goldman Sachs Internet Tollkeeper Fund              2002               35               100         (65)
                                                    2001                -                 -           -
                                                    2000                1                 1           -

Scudder II Small Cap Growth Portfolio               2002                -                 -           -
                                                    2001                -                 -           -
                                                    2000                -                 -           -

Scudder II SVS Dreman Small Cap Value Portfolio     2002                -                 -           -
                                                    2001                -                 -           -
                                                    2000                -                 -           -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                  Realized Gain (Loss)
                                                     ---------------------------------------------
                                                          Aggregate      Aggregate Cost
                                             Year or Proceeds from Sales of Fund Shares  Realized
                                             Period    of Fund Shares       Redeemed    Gain (Loss)
                                             ------- ------------------- -------------- -----------

Scudder II Government Securities Portfolio    2002       $        -        $        -    $      -
                                              2001                -                 -           -
                                              2000                -                 -           -

MFS Research Series                           2002                -                 -           -
                                              2001                -                 -           -
                                              2000                -                 -           -

MFS Investors Trust Series                    2002              194               246         (52)
                                              2001              126               140         (14)
                                              2000                -                 -           -

MFS Emerging Growth Series                    2002                -                 -           -
                                              2001                -                 -           -
                                              2000                -                 -           -

MFS High Income Series                        2002               80                86          (6)
                                              2001               45                47          (2)
                                              2000                -                 -           -

MFS Strategic Income Series                   2002                -                 -           -
                                              2001                -                 -           -
                                              2000                -                 -           -

MFS New Discovery Series                      2002              127               164         (37)
                                              2001               83                93         (10)
                                              2000                -                 -           -

Oppenheimer Capital Appreciation Fund         2002              116               107           9
                                              2001                -                 -           -
                                              2000                -                 -           -

Oppenheimer Main Street Growth & Income Fund  2002                -                 -           -
                                              2001                -                 -           -
                                              2000                -                 -           -

Oppenheimer High Income Fund                  2002                -                 -           -
                                              2001                -                 -           -
                                              2000                -                 -           -

Oppenheimer Bond Fund                         2002              313               310           3
                                              2001              144               139           5
                                              2000               13                13           -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                    Realized Gain (Loss)
                                                       ---------------------------------------------
                                                            Aggregate      Aggregate Cost
                                               Year or Proceeds from Sales of Fund Shares  Realized
                                               Period    of Fund Shares       Redeemed    Gain (Loss)
                                               ------- ------------------- -------------- -----------

Oppenheimer Strategic Bond Fund                 2002       $        -        $        -    $      -
                                                2001                -                 -           -
                                                2000                -                 -           -

Putnam VT Growth and Income Fund                2002              201               248         (47)
                                                2001              128               139         (11)
                                                2000                -                 -           -

Putnam VT New Value Fund                        2002                -                 -           -
                                                2001                -                 -           -
                                                2000                -                 -           -

Putnam VT Vista Fund                            2002                -                 -           -
                                                2001                -                 -           -
                                                2000                -                 -           -

Putnam VT International Growth Fund             2002               65                83         (18)
                                                2001               41                47          (6)
                                                2000                -                 -           -

Putnam VT International New Opportunities Fund  2002                -                 -           -
                                                2001                -                 -           -
                                                2000                -                 -           -

Templeton Global Income Securities Fund         2002                -                 -           -
                                                2001                -                 -           -
                                                2000                -                 -           -

Franklin Small Cap Fund                         2002            5,652             8,465      (2,813)
                                                2001              208               320        (112)
                                                2000              153               182         (29)

Templeton Growth Securities Fund                2002            5,569             9,051      (3,482)
                                                2001              931             1,143        (212)
                                                2000              858               963        (105)

Templeton Foreign Securities Fund               2002               66               103         (37)
                                                2001               41                58         (17)
                                                2000                -                 -           -

Templeton Developing Markets Securities Fund    2002               78                84          (6)
                                                2001               41                47          (6)
                                                2000                -                 -           -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002


(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                               Realized Gain (Loss)
                                                  ----------------------------------------------
                                                       Aggregate      Aggregate Cost
                                          Year or Proceeds from Sales of Fund Shares  Realized
                                          Period    of Fund Shares       Redeemed    Gain (Loss)
                                          ------- ------------------- -------------- -----------

Templeton Mutual Shares Securities Fund    2002       $         -      $         -    $       -
                                           2001                 -                -            -
                                           2000                 -                -            -

Franklin Large Cap Growth Securities Fund  2002                 -                -            -
                                           2001                 -                -            -
                                           2000                 -                -            -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002


(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                  Unrealized Appreciation (Depreciation)
                                                               --------------------------------------------
                                                                Appreciation     Appreciation
                                                       Year or (Depreciation)   (Depreciation)
                                                       Period  End of Period  Beginning of Period   Change
                                                       ------- -------------- ------------------- ---------

Met Investors Lord Abbett Growth and Income Portfolio   2002     $(137,880)        $  21,812      $(159,692)
                                                        2001        21,812            59,107        (37,295)
                                                        2000        59,107             6,653         52,454

Met Investors Lord Abbett Bond Debenture Portfolio      2002       (32,279)          (15,569)       (16,710)
                                                        2001       (15,569)           (8,790)        (6,779)
                                                        2000        (8,790)            3,004        (11,794)

Met Investors Lord Abbett Developing Growth Portfolio   2002          (808)             (285)          (523)
                                                        2001          (285)             (151)          (134)
                                                        2000          (151)               13           (164)

Met Investors Large Cap Research Portfolio              2002             -                 -              -
                                                        2001             -            16,664        (16,664)
                                                        2000        16,664            10,559          6,105

Met Investors Lord Abbett Mid-Cap Value Portfolio       2002          (601)           26,371        (26,972)
                                                        2001        26,371            27,188           (817)
                                                        2000        27,188            (3,680)        30,868

Met Investors JP Morgan Quality Bond Portfolio          2002            42                11             31
                                                        2001            11                 6              5
                                                        2000             6                (2)             8

Met Investors JP Morgan Small Cap Stock Portfolio       2002       (29,913)           (9,070)       (20,843)
                                                        2001        (9,070)           14,475        (23,545)
                                                        2000        14,475            34,574        (20,099)

Met Investors JP Morgan Enhanced Index Portfolio        2002      (217,201)         (147,330)       (69,871)
                                                        2001      (147,330)          (88,398)       (58,932)
                                                        2000       (88,398)           16,032       (104,430)

Met Investors JP Morgan Select Equity Portfolio         2002       (72,074)          (44,783)       (27,291)
                                                        2001       (44,783)          (36,037)        (8,746)
                                                        2000       (36,037)          (10,304)       (25,733)

Met Investors JP Morgan International Equity Portfolio  2002       (56,859)          (62,893)         6,034
                                                        2001       (62,893)          (20,558)       (42,335)
                                                        2000       (20,558)           16,888        (37,446)

Met Investors MIST AIM Mid Cap Core Equity Portfolio    2002           240                 -            240
                                                        2001             -                 -              -
                                                        2000             -                 -              -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002


(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                                Unrealized Appreciation (Depreciation)
                                                             --------------------------------------------
                                                              Appreciation     Appreciation
                                                     Year or (Depreciation)   (Depreciation)
                                                     Period  End of Period  Beginning of Period   Change
                                                     ------- -------------- ------------------- ---------

Met Investors MIST AIM Small Cap Stock Portfolio      2002     $   1,083         $       -      $   1,083
                                                      2001             -                 -              -
                                                      2000             -                 -              -

Met Investors MIST Third Ave Small Cap Val Portfolio  2002             3                 -              3
                                                      2001             -                 -              -
                                                      2000             -                 -              -

Met Investors Janus Aggressive Growth Portfolio       2002          (283)                -           (283)
                                                      2001             -                 -              -
                                                      2000             -                 -              -

Met Investors MFS Research International Portfolio    2002           (24)                -            (24)
                                                      2001             -                 -              -
                                                      2000             -                 -              -

Met Investors MFS Mid Cap Growth Portfolio            2002           717                 -            717
                                                      2001             -                 -              -
                                                      2000             -                 -              -

Met Investors Oppenheimer Capital Appreciation        2002          (147)                -           (147)
                                                      2001             -                 -              -
                                                      2000             -                 -              -

Met Investors PIMCO Innovation Portfolio              2002           (51)                -            (51)
                                                      2001             -                 -              -
                                                      2000             -                 -              -

Met Investors PIMCO Money Market                      2002             -                 -              -
                                                      2001             -                 -              -
                                                      2000             -                 -              -

Met Investors PIMCO Total Return Portfolio            2002         4,680                 -          4,680
                                                      2001             -                 -              -
                                                      2000             -                 -              -

Met Investors Met Putnam Research Portfolio           2002          (250)                -           (250)
                                                      2001             -                 -              -
                                                      2000             -                 -              -

Met Investors MIST SSR Concentrated Int'l Portfolio   2002          (729)                -           (729)
                                                      2001             -                 -              -
                                                      2000             -                 -              -

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                           Unrealized Appreciation (Depreciation)
                                                        --------------------------------------------
                                                         Appreciation     Appreciation
                                                Year or (Depreciation)   (Depreciation)
                                                Period  End of Period  Beginning of Period   Change
                                                ------- -------------- ------------------- ---------

New England Zenith Davis Venture Value           2002     $      62         $       -      $      62
                                                 2001             -                 -              -
                                                 2000             -                 -              -

New England Zenith Harris Oakmark Focused Value  2002          (382)                -           (382)
                                                 2001             -                 -              -
                                                 2000             -                 -              -

New England Zenith Jennison Growth Portfolio     2002          (258)                -           (258)
                                                 2001             -                 -              -
                                                 2000             -                 -              -

Met Life Met Stock Index B                       2002        (1,699)                -         (1,699)
                                                 2001             -                 -              -
                                                 2000             -                 -              -

GACC Money Market Fund                           2002           (46)               19            (65)
                                                 2001            19               (26)            45
                                                 2000           (26)            3,725         (3,751)

Russell Multi-Style Equity Fund                  2002           (43)              (25)           (18)
                                                 2001           (25)              (11)           (14)
                                                 2000           (11)                -            (11)

Russell Aggressive Equity Fund                   2002           (33)              (15)           (18)
                                                 2001           (15)              (13)            (2)
                                                 2000           (13)                -            (13)

Russell Non-US Fund                              2002           (46)              (35)           (11)
                                                 2001           (35)              (15)           (20)
                                                 2000           (15)                -            (15)

Russell Core Bond Fund                           2002             8                 5              3
                                                 2001             5                 4              1
                                                 2000             4                 -              4

Russell Real Estate Securities Fund              2002            11                14             (3)
                                                 2001            14                13              1
                                                 2000            13                 -             13

AIM V.I. Premier Equity Fund                     2002       (34,650)          (40,308)         5,658
                                                 2001       (40,308)          (25,869)       (14,439)
                                                 2000       (25,869)            4,069        (29,938)

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                              Unrealized Appreciation (Depreciation)
                                                           --------------------------------------------
                                                            Appreciation     Appreciation
                                                   Year or (Depreciation)   (Depreciation)
                                                   Period  End of Period  Beginning of Period   Change
                                                   ------- -------------- ------------------- ---------

AIM V.I. Capital Appreciation Fund                  2002     $ (14,019)        $ (14,133)     $     114
                                                    2001       (14,133)               43        (14,176)
                                                    2000            43             6,608         (6,565)

AIM V.I. International Growth Fund                  2002           (93)              (73)           (20)
                                                    2001           (73)              (51)           (22)
                                                    2000           (51)                -            (51)

Alliance Premier Growth Portfolio                   2002        (2,445)             (952)        (1,493)
                                                    2001          (952)              (26)          (926)
                                                    2000           (26)                -            (26)

AllianceBernstein Real Estate Investment Portfolio  2002           111               115             (4)
                                                    2001           115                 9            106
                                                    2000             9                 -              9

Liberty Newport Tiger Fund, Variable                2002           (41)              (29)           (12)
                                                    2001           (29)              (13)           (16)
                                                    2000           (13)                -            (13)

Goldman Sachs Growth and Income Fund                2002           (26)              (15)           (11)
                                                    2001           (15)               (6)            (9)
                                                    2000            (6)                -             (6)

Goldman Sachs International Equity Fund             2002           (51)              (37)           (14)
                                                    2001           (37)              (17)           (20)
                                                    2000           (17)                -            (17)

Goldman Sachs Global Income Fund                    2002             -                (2)             2
                                                    2001            (2)               (4)             2
                                                    2000            (4)                -             (4)

Goldman Sachs Internet Tollkeeper Fund              2002             -               (57)            57
                                                    2001           (57)              (35)           (22)
                                                    2000           (35)                -            (35)

Scudder II Small Cap Growth Portfolio               2002           (70)              (50)           (20)
                                                    2001           (50)              (16)           (34)
                                                    2000           (16)                -            (16)

Scudder II SVS Dreman Small Cap Value Portfolio     2002             9                23            (14)
                                                    2001            23                 4             19
                                                    2000             4                 -              4

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002


(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                        Unrealized Appreciation (Depreciation)
                                                     --------------------------------------------
                                                      Appreciation     Appreciation
                                             Year or (Depreciation)   (Depreciation)
                                             Period  End of Period  Beginning of Period   Change
                                             ------- -------------- ------------------- ---------

Scudder II Government Securities Portfolio    2002     $      18         $      12      $       6
                                              2001            12                 9              3
                                              2000             9                 -              9

MFS Research Series                           2002           (57)              (39)           (18)
                                              2001           (39)              (10)           (29)
                                              2000           (10)                -            (10)

MFS Investors Trust Series                    2002        (1,619)             (549)        (1,070)
                                              2001          (549)               (1)          (548)
                                              2000            (1)                -             (1)

MFS Emerging Growth Series                    2002           (68)              (50)           (18)
                                              2001           (50)              (20)           (30)
                                              2000           (20)                -            (20)

MFS High Income Series                        2002          (145)              (65)           (80)
                                              2001           (65)               (7)           (58)
                                              2000            (7)                -             (7)

MFS Strategic Income Series                   2002            12                 7              5
                                              2001             7                 5              2
                                              2000             5                 -              5

MFS New Discovery Series                      2002        (1,260)              (97)        (1,163)
                                              2001           (97)              (14)           (83)
                                              2000           (14)                -            (14)

Oppenheimer Capital Appreciation Fund         2002         1,769               (30)         1,799
                                              2001           (30)              (10)           (20)
                                              2000           (10)                -            (10)

Oppenheimer Main Street Growth & Income Fund  2002           (35)              (19)           (16)
                                              2001           (19)              (10)            (9)
                                              2000           (10)                -            (10)

Oppenheimer High Income Fund                  2002           (23)              (10)           (13)
                                              2001           (10)               (3)            (7)
                                              2000            (3)                -             (3)

Oppenheimer Bond Fund                         2002           298               214             84
                                              2001           214                 6            208
                                              2000             6                 -              6

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002


(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                          Unrealized Appreciation (Depreciation)
                                                       --------------------------------------------
                                                        Appreciation     Appreciation
                                               Year or (Depreciation)   (Depreciation)
                                               Period  End of Period  Beginning of Period   Change
                                               ------- -------------- ------------------- ---------

Oppenheimer Strategic Bond Fund                 2002     $       -         $       1      $      (1)
                                                2001             1                 2             (1)
                                                2000             2                 -              2

Putnam VT Growth and Income Fund                2002        (1,493)             (421)        (1,072)
                                                2001          (421)                9           (430)
                                                2000             9                 -              9

Putnam VT New Value Fund                        2002            (4)               19            (23)
                                                2001            19                20             (1)
                                                2000            20                 -             20

Putnam VT Vista Fund                            2002           (68)              (51)           (17)
                                                2001           (51)              (16)           (35)
                                                2000           (16)                -            (16)

Putnam VT International Growth Fund             2002          (548)             (242)          (306)
                                                2001          (242)               (9)          (233)
                                                2000            (9)                -             (9)

Putnam VT International New Opportunities Fund  2002           (59)              (52)            (7)
                                                2001           (52)              (34)           (18)
                                                2000           (34)                -            (34)

Templeton Global Income Securities Fund         2002            20                (1)            21
                                                2001            (1)               (1)             -
                                                2000            (1)                -             (1)

Franklin Small Cap Fund                         2002        (3,123)           (4,893)         1,770
                                                2001        (4,893)           (3,247)        (1,646)
                                                2000        (3,247)               41         (3,288)

Templeton Growth Securities Fund                2002       (17,454)          (12,005)        (5,449)
                                                2001       (12,005)           (4,171)        (7,834)
                                                2000        (4,171)               10         (4,181)

Templeton Foreign Securities Fund               2002        (1,098)             (763)          (335)
                                                2001          (763)               (6)          (757)
                                                2000            (6)                8            (14)

Templeton Developing Markets Securities Fund    2002          (207)             (186)           (21)
                                                2001          (186)              (19)          (167)
                                                2000           (19)                -            (19)

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
Notes to Financial Statements
December 31, 2002

(7) Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation), continued:

                                                     Unrealized Appreciation (Depreciation)
                                                  --------------------------------------------
                                                   Appreciation     Appreciation
                                          Year or (Depreciation)   (Depreciation)
                                          Period  End of Period  Beginning of Period   Change
                                          ------- -------------- ------------------- ---------

Templeton Mutual Shares Securities Fund    2002     $      (8)        $       9      $     (17)
                                           2001             9                10             (1)
                                           2000            10                 -             10

Franklin Large Cap Growth Securities Fund  2002           (47)              (20)           (27)
                                           2001           (20)               22            (42)
                                           2000            22                23             (1)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS


The following table was developed by separating each sub-account into the two products, single premium variable life and flexible premium variable universal life, offered by MetLife Investors Variable Life Account Five.

                                                            As of December 31, 2002    For the Year ended December 31, 2002
                                                          ---------------------------- ----------------------------------
                                                                    Unit    Net Assets  Investment     Expense     Total
                                                          Units  Fair Value   (000)    Income Ratio*   Ratio**   Return***
                                                          ------ ---------- ---------- -------------   -------   ---------
Single premium variable life policies (SPVL):
  Met Investors Lord Abbett Growth and Income Portfolio   48,748 $11.041953   $  538        1.03%       0.00%     (17.95%)
  Met Investors Lord Abbett Bond Debenture Portfolio      18,201  11.061718      201        8.42%       0.00%      (0.39%)
  Met Investors Lord Abbett Developing Growth Portfolio      177   7.008332        1        0.00%       0.00%     (28.99%)
  Met Investors Lord Abbett Mid-Cap Value Portfolio        9,577  15.168546      145        0.45%       0.00%      (9.31%)
  Met Investors JP Morgan Quality Bond Portfolio           1,411  13.710940       19        4.32%       0.00%       8.95%
  Met Investors JP Morgan Small Cap Stock Portfolio        9,462   8.311718       79        0.09%       0.00%     (21.05%)
  Met Investors JP Morgan Enhanced Index Portfolio        33,181   8.396483      279        0.95%       0.00%     (24.96%)
  Met Investors JP Morgan Select Equity Portfolio         12,168   8.256791      100        0.65%       0.00%     (25.65%)
  Met Investors JP Morgan International Equity Portfolio   8,407   7.529965       63        0.00%       0.00%     (16.36%)
  GACC Money Market Fund                                       8  12.397577        -       11.93%       0.00%       1.64%
  AIM V.I. Premier Equity Fund                             6,046   6.128285       37        0.28%       0.00%     (30.26%)
  AIM V.I. Capital Appreciation Fund                       2,291   7.199995       16        0.00%       0.00%     (24.36%)
  AIM V.I. International Growth Fund                          10   5.163531        -        0.88%       0.00%     (15.67%)
  Templeton Global Income Securities Fund                     10  13.072760        -        0.85%       0.00%      21.44%
  Franklin Small Cap Fund                                    378   7.183156        3        0.32%       0.00%     (28.52%)
  Templeton Growth Securities Fund                         2,835   9.566006       27        2.45%       0.00%     (18.32%)
  Templeton Foreign Securities Fund                           10   7.280394        -        1.82%       0.00%     (18.40%)
  Franklin Large Cap Growth Securities Fund                   10   8.880736        -        1.00%       0.00%     (22.94%)

Flexible premium variable universal life policies (FPVL):
  Met Investors Lord Abbett Growth and Income Portfolio    2,043   8.695518       18        1.03%       0.55%     (18.40%)
  Met Investors Lord Abbett Bond Debenture Portfolio       2,433  10.196688       25        8.42%       0.55%      (0.94%)
  Met Investors Lord Abbett Developing Growth Portfolio       10   5.754548        -        0.00%       0.55%     (29.38%)
  Met Investors Lord Abbett Mid-Cap Value Portfolio          143  12.941522        2        0.45%       0.55%      (9.81%)
  Met Investors JP Morgan Quality Bond Portfolio              10  12.582457        -        4.32%       0.55%       8.36%
  Met Investors JP Morgan Small Cap Stock Portfolio           10   6.582449        -        0.09%       0.55%     (21.48%)
  Met Investors JP Morgan Enhanced Index Portfolio            10   5.817937        -        0.95%       0.55%     (25.37%)
  Met Investors JP Morgan Select Equity Portfolio             10   6.438972        -        0.65%       0.55%     (26.05%)
  Met Investors JP Morgan International Equity Portfolio      10   5.699010        -        0.00%       0.55%     (16.82%)
  Met Investors MIST AIM Mid Cap Core Equity Portfolio     4,611   8.919617       41        0.10%       0.55%     (10.80%)
  Met Investors MIST AIM Small Cap Stock Portfolio         3,078   7.477512       23        0.00%       0.55%     (25.23%)
  Met Investors MIST Third Ave Small Cap Val Portfolio        17  10.039513        -        0.00%       0.55%       0.40%

     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced or ceased operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS


                                                                         As of December 31, 2002
                                                                      -----------------------------
                                                                                 Unit    Net Assets
                                                                       Units  Fair Value   (000)
                                                                      ------- ---------- ----------
Flexible premium variable universal life policies (FPVL) (continued):
  Met Investors Janus Aggressive Growth                                 5,787 $ 7.343779   $   42
  Met Investors MFS Research International                                559   9.182232        5
  Met Investors MFS Mid Cap Growth Portfolio                            3,644   6.136694       22
  Met Investors Oppenheimer Capital Appreciation                          903   7.922234        7
  Met Investors PIMCO Innovation                                           10   4.894901        -
  Met Investors PIMCO Money Market                                    294,272  10.068475    2,963
  Met Investors PIMCO Total Return                                     14,853  10.797369      160
  Met Investors Met Putnam Research                                     2,176   8.170309       18
  Met Investors MIST SSR Concentrated Int'l Portfolio                   1,415   8.509853       12
  New England Zenith Davis Venture Value                                6,652   8.646262       58
  New England Harris Oakmark Focused Value                              2,959   8.981463       27
  New England Zenith Jennison Growth Portfolio                            393   9.700283        4
  Met Life Met Stock Index B                                           16,097   7.901342      127
  GACC Money Market Fund                                                  207  11.124961        2
  Russell Multi-Style Equity Fund                                          10   5.867561        -
  Russell Aggressive Equity Fund                                           10   7.431857        -
  Russell Non-US Fund                                                      10   5.883026        -
  Russell Core Bond Fund                                                   10  12.461731        -
  Russell Real Estate Securities Fund                                      10  12.904044        -
  AIM V.I. Premier Equity Fund                                             10   4.850885        -
  AIM V.I. Capital Appreciation Fund                                       10   4.803340        -
  AIM V.I. International Growth Fund                                       10   5.088168        -
  Alliance Premier Growth Portfolio                                       765   4.494866        3
  Alliance Bernstein Real Estate Investment Portfolio                     170  12.714957        2
  Liberty Newport Tiger Fund, Variable                                     10   5.897689        -
  Goldman Sachs Growth and Income Fund                                     10   7.474412        -
  Goldman Sachs International Equity Fund                                  10   5.518767        -
  Scudder II Small Cap Growth Portfolio                                    10   3.950673        -
  Scudder II SVS Dreman Small Cap Value Portfolio                          10  10.761601        -
  Scudder II Government Securities Portfolio                               10  12.473046        -
  MFS Research Series                                                      10   5.268477        -
  MFS Investors Trust Series                                              613   6.514980        4
  MFS Emerging Growth Series                                               10   3.507305        -
  MFS High Income Series                                                  199   9.613187        2
  MFS Strategic Income Series                                              10  11.840793        -
  MFS New Discovery Series                                                452   5.536998        3
  Oppenheimer Capital Appreciation Fund                                 5,770   5.715231       33

                                                                      For the Year ended December 31, 2002
                                                                      ----------------------------------
                                                                       Investment     Expense     Total
                                                                      Income Ratio*   Ratio**   Return***
                                                                      -------------   -------   ---------
Flexible premium variable universal life policies (FPVL) (continued):
  Met Investors Janus Aggressive Growth                                    0.19%       0.55%     (26.56%)
  Met Investors MFS Research International                                 0.35%       0.55%      (8.18%)
  Met Investors MFS Mid Cap Growth Portfolio                               0.00%       0.55%     (38.63%)
  Met Investors Oppenheimer Capital Appreciation                           0.11%       0.55%     (20.78%)
  Met Investors PIMCO Innovation                                           0.00%       0.55%     (51.05%)
  Met Investors PIMCO Money Market                                         0.81%       0.55%       0.69%
  Met Investors PIMCO Total Return                                         0.00%       0.55%       7.97%
  Met Investors Met Putnam Research                                        1.06%       0.55%     (18.30%)
  Met Investors MIST SSR Concentrated Int'l Portfolio                      0.30%       0.55%     (14.90%)
  New England Zenith Davis Venture Value                                   0.00%       0.55%     (13.54%)
  New England Harris Oakmark Focused Value                                 0.00%       0.55%     (10.19%)
  New England Zenith Jennison Growth Portfolio                             0.00%       0.55%      (3.00%)
  Met Life Met Stock Index B                                               0.00%       0.55%     (20.99%)
  GACC Money Market Fund                                                  11.93%       0.55%       1.08%
  Russell Multi-Style Equity Fund                                          0.00%       0.55%     (23.61%)
  Russell Aggressive Equity Fund                                           0.00%       0.55%     (19.50%)
  Russell Non-US Fund                                                      1.53%       0.55%     (15.61%)
  Russell Core Bond Fund                                                   2.52%       0.55%       8.24%
  Russell Real Estate Securities Fund                                      5.34%       0.55%       3.23%
  AIM V.I. Premier Equity Fund                                             0.28%       0.55%     (30.64%)
  AIM V.I. Capital Appreciation Fund                                       0.00%       0.55%     (24.77%)
  AIM V.I. International Growth Fund                                       0.88%       0.55%     (16.14%)
  Alliance Premier Growth Portfolio                                        0.00%       0.55%     (31.03%)
  Alliance Bernstein Real Estate Investment Portfolio                      2.51%       0.55%       2.04%
  Liberty Newport Tiger Fund, Variable                                     1.53%       0.55%     (17.42%)
  Goldman Sachs Growth and Income Fund                                     1.26%       0.55%     (11.83%)
  Goldman Sachs International Equity Fund                                  1.63%       0.55%     (18.78%)
  Scudder II Small Cap Growth Portfolio                                    0.00%       0.55%     (33.83%)
  Scudder II SVS Dreman Small Cap Value Portfolio                          0.00%       0.55%     (11.84%)
  Scudder II Government Securities Portfolio                               3.33%       0.55%       7.46%
  MFS Research Series                                                      0.00%       0.55%     (24.95%)
  MFS Investors Trust Series                                               0.55%       0.55%     (21.40%)
  MFS Emerging Growth Series                                               0.00%       0.55%     (34.12%)
  MFS High Income Series                                                   6.98%       0.55%       2.00%
  MFS Strategic Income Series                                              3.55%       0.55%       7.81%
  MFS New Discovery Series                                                 0.00%       0.55%     (32.01%)
  Oppenheimer Capital Appreciation Fund                                    0.00%       0.55%     (27.26%)

     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced or ceased operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS


                                                                        As of December 31, 2002
                                                                      ---------------------------
                                                                               Unit    Net Assets
                                                                      Units Fair Value   (000)
                                                                      ----- ---------- ----------
Flexible premium variable universal life policies (FPVL) (continued):
  Oppenheimer Main Street Growth & Income Fund                          10  $ 6.509266   $    -
  Oppenheimer High Income Fund                                          10    9.590442        -
  Oppenheimer Bond Fund                                                514   12.284930        6
  Oppenheimer Strategic Bond Fund                                       10   11.367600        -
  Putnam VT Growth and Income Fund                                     513    8.190761        4
  Putnam VT New Value Fund                                              10   10.368513        -
  Putnam VT Vista Fund                                                  10    3.838546        -
  Putnam VT International Growth Fund                                  236    5.936235        1
  Putnam VT International New Opportunities Fund                        10    4.060788        -
  Franklin Small Cap Fund                                               10    5.035859        -
  Templeton Foreign Securities Fund                                    201    6.986242        1
  Templeton Developing Markets Securities Fund                         240    7.341546        2
  Templeton Mutual Shares Securities Fund                               10   10.363287        -

                                                                      For the Year ended December 31, 2002
                                                                      ----------------------------------
                                                                       Investment     Expense     Total
                                                                      Income Ratio*   Ratio**   Return***
                                                                      -------------   -------   ---------
Flexible premium variable universal life policies (FPVL) (continued):
  Oppenheimer Main Street Growth & Income Fund                             1.37%       0.55%     (19.24%)
  Oppenheimer High Income Fund                                            10.42%       0.55%      (2.93%)
  Oppenheimer Bond Fund                                                    7.33%       0.55%       8.48%
  Oppenheimer Strategic Bond Fund                                          8.26%       0.55%       6.85%
  Putnam VT Growth and Income Fund                                         1.74%       0.55%     (19.23%)
  Putnam VT New Value Fund                                                 0.89%       0.55%     (15.90%)
  Putnam VT Vista Fund                                                     0.00%       0.55%     (30.76%)
  Putnam VT International Growth Fund                                      1.00%       0.55%     (17.97%)
  Putnam VT International New Opportunities Fund                           0.00%       0.55%     (13.94%)
  Franklin Small Cap Fund                                                  0.32%       0.55%     (28.91%)
  Templeton Foreign Securities Fund                                        1.82%       0.55%     (18.85%)
  Templeton Developing Markets Securities Fund                             1.63%       0.55%      (0.51%)
  Templeton Mutual Shares Securities Fund                                  0.90%       0.55%     (12.05%)

     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced or ceased operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.


                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS


The following table was developed by separating each sub-account into the two products, single premium variable life and flexible premium variable universal life, offered by MetLife Investors Variable Life Account Five.

                                                            As of December 31, 2001    For the Year ended December 31, 2001
                                                          ---------------------------- ----------------------------------
                                                                    Unit    Net Assets  Investment     Expense     Total
                                                          Units  Fair Value   (000)    Income Ratio*   Ratio**   Return***
                                                          ------ ---------- ---------- -------------   -------   ---------
Single premium variable life policies (SPVL):
  Met Investors Lord Abbett Growth and Income Portfolio   40,894 $13.457092    $550        0.95%        0.00%      (5.72%)
  Met Investors Bond Debenture Portfolio                  17,732  11.104937     197        7.58%        0.00%       3.79%
  Met Investors Developing Growth Portfolio                  181   9.869073       2        0.00%        0.00%      (6.84%)
  Met Investors Large Cap Research Portfolio                   -          -       -        0.64%        0.00%      (0.81%)
  Met Investors Mid-Cap Value Portfolio                    6,948  16.725294     116        0.49%        0.00%       8.09%
  Met Investors Quality Bond Portfolio                         9  12.584203       -        4.81%        0.00%       7.05%
  Met Investors Small Cap Stock Portfolio                  9,693  10.527179     102        0.18%        0.00%      (8.45%)
  Met Investors Enhanced Index Portfolio                  39,987  11.188969     447        0.81%        0.00%     (11.41%)
  Met Investors Select Equity Portfolio                   14,457  11.104735     161        0.45%        0.00%      (6.02%)
  Met Investors International Equity Portfolio            11,894   9.002765     107        1.29%        0.00%     (20.33%)
  GACC Money Market Fund                                       9  12.197699       -        0.00%        0.00%       4.05%
  AIM V.I. Premier Equity Fund                            12,427   8.787093     109        0.12%        0.00%     (12.56%)
  AIM V.I. Capital Appreciation Fund                       3,728   9.518189      35        0.00%        0.00%     (23.28%)
  AIM V.I. International Growth Fund                          10   6.123278       -        0.00%        0.00%     (23.53%)
  Templeton Global Income Securities Fund                     10  10.764665       -        3.82%        0.00%       2.55%
  Franklin Small Cap Fund                                    933  10.049016       9        0.51%        0.00%     (15.02%)
  Templeton Growth Securities Fund                         3,412  11.711557      40        2.07%        0.00%      (0.98%)
  Templeton Foreign Securities Fund                           10   8.922589       -        5.13%        0.00%     (15.75%)
  Franklin Large Cap Growth Securities Fund                   10  11.524553       -        0.84%        0.00%     (11.26%)

Flexible premium variable universal life policies (FPVL):
  Met Investors Lord Abbett Growth and Income Portfolio       10  10.655982       -        0.95%        0.55%      (6.24%)
  Met Investors Bond Debenture Portfolio                      10  10.292989       -        7.58%        0.55%       3.21%
  Met Investors Developing Growth Portfolio                   10   8.148307       -        0.00%        0.55%      (7.35%)
  Met Investors Large Cap Research Portfolio                   -          -       -        0.64%        0.55%      (0.87%)
  Met Investors Mid-Cap Value Portfolio                      149  14.348495       2        0.49%        0.55%       7.50%
  Met Investors Quality Bond Portfolio                        10  11.612125       -        4.81%        0.55%       6.46%
  Met Investors Small Cap Stock Portfolio                     10   8.383044       -        0.18%        0.55%      (8.96%)
  Met Investors Enhanced Index Portfolio                      10   7.795711       -        0.81%        0.55%     (11.90%)
  Met Investors Select Equity Portfolio                       10   8.707766       -        0.45%        0.55%      (6.53%)
  Met Investors International Equity Portfolio                10   6.851329       -        1.29%        0.55%     (20.77%)
  GACC Money Market Fund                                     114  11.005974       1        0.00%        0.55%       3.47%
  Russell Multi-Style Equity Fund                             10   7.681248       -        0.00%        0.55%     (14.68%)

     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced or ceased operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                                    (Continued)

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE
                             FINANCIAL HIGHLIGHTS


                                                                        As of December 31, 2001
                                                                      ---------------------------
                                                                               Unit    Net Assets
                                                                      Units Fair Value   (000)
                                                                      ----- ---------- ----------
Flexible premium variable universal life policies (FPVL) (continued):
  Russell Aggressive Equity Fund                                        10  $ 9.232206    $  -
  Russell Non-US Fund                                                   10    6.971501       -
  Russell Core Bond Fund                                                10   11.512783       -
  Russell Real Estate Securities Fund                                   10   12.499952       -
  AIM V.I. Premier Equity Fund                                          10    6.993936       -
  AIM V.I. Capital Appreciation Fund                                    10    6.384978       -
  AIM V.I. International Growth Fund                                    10    6.067249       -
  Alliance Premier Growth Portfolio                                    799    6.516693       5
  Alliance Bernstein Real Estate Investment Portfolio                  177   12.460950       2
  Liberty Newport Tiger Fund, Variable                                  10    7.141851       -
  Goldman Sachs Growth and Income Fund                                  10    8.476793       -
  Goldman Sachs International Equity Fund                               10    6.795201       -
  Goldman Sachs Global Income Fund                                      10   11.099037       -
  Goldman Sachs Internet Tollkeeper Fund                                10    4.313304       -
  Scudder II Small Cap Growth Portfolio                                 10    5.970422       -
  Scudder II SVS Dreman Small Cap Value Portfolio                       10   12.206418       -
  Scudder II Government Securities Portfolio                            10   11.607298       -
  MFS Research Series                                                   10    7.020054       -
  MFS Investors Trust Series                                           640    8.288460       5
  MFS Emerging Growth Series                                            10    5.324112       -
  MFS High Income Series                                               208    9.424560       2
  MFS Strategic Income Series                                           10   10.983060       -
  MFS New Discovery Series                                             471    8.143437       4
  Oppenheimer Capital Appreciation Fund                                 10    7.857105       -
  Oppenheimer Main Street Growth & Income Fund                          10    8.060302       -
  Oppenheimer High Income Fund                                          10    9.879940       -
  Oppenheimer Bond Fund                                                536   11.324475       6
  Oppenheimer Strategic Bond Fund                                       10   10.638438       -
  Putnam VT Growth and Income Fund                                     536   10.141380       5
  Putnam VT New Value Fund                                              10   12.329025       -
  Putnam VT Vista Fund                                                  10    5.543857       -
  Putnam VT International Growth Fund                                  247    7.236699       2
  Putnam VT International New Opportunities Fund                        10    4.718313       -
  Franklin Small Cap Fund                                               10    7.083955       -
  Templeton Foreign Securities Fund                                    209    8.609379       2
  Templeton Developing Markets Securities Fund                         251    7.379238       2
  Templeton Mutual Shares Securities Fund                               10   11.782983       -

                                                                      For the Year ended December 31, 2001
                                                                      ----------------------------------
                                                                       Investment     Expense     Total
                                                                      Income Ratio*   Ratio**   Return***
                                                                      -------------   -------   ---------
Flexible premium variable universal life policies (FPVL) (continued):
  Russell Aggressive Equity Fund                                           0.00%       0.55%      (2.90%)
  Russell Non-US Fund                                                      0.00%       0.55%     (22.46%)
  Russell Core Bond Fund                                                   6.26%       0.55%       6.81%
  Russell Real Estate Securities Fund                                      5.00%       0.55%       7.24%
  AIM V.I. Premier Equity Fund                                             0.12%       0.55%     (13.05%)
  AIM V.I. Capital Appreciation Fund                                       0.00%       0.55%     (23.70%)
  AIM V.I. International Growth Fund                                       0.00%       0.55%     (23.95%)
  Alliance Premier Growth Portfolio                                        0.00%       0.55%     (17.66%)
  Alliance Bernstein Real Estate Investment Portfolio                      5.47%       0.55%      10.18%
  Liberty Newport Tiger Fund, Variable                                     1.34%       0.55%     (18.93%)
  Goldman Sachs Growth and Income Fund                                     0.00%       0.55%      (9.84%)
  Goldman Sachs International Equity Fund                                  1.35%       0.55%     (22.69%)
  Goldman Sachs Global Income Fund                                         3.66%       0.55%       4.23%
  Goldman Sachs Internet Tollkeeper Fund                                   0.00%       0.55%     (34.04%)
  Scudder II Small Cap Growth Portfolio                                    0.00%       0.55%     (29.19%)
  Scudder II SVS Dreman Small Cap Value Portfolio                          0.00%       0.55%      17.02%
  Scudder II Government Securities Portfolio                               4.43%       0.55%       6.90%
  MFS Research Series                                                      0.00%       0.55%     (21.68%)
  MFS Investors Trust Series                                               0.00%       0.55%     (16.42%)
  MFS Emerging Growth Series                                               0.00%       0.55%     (33.85%)
  MFS High Income Series                                                   0.66%       0.55%       1.51%
  MFS Strategic Income Series                                              3.72%       0.55%       4.17%
  MFS New Discovery Series                                                 0.00%       0.55%      (5.55%)
  Oppenheimer Capital Appreciation Fund                                    1.24%       0.55%     (13.06%)
  Oppenheimer Main Street Growth & Income Fund                             0.00%       0.55%     (10.66%)
  Oppenheimer High Income Fund                                            10.22%       0.55%       1.41%
  Oppenheimer Bond Fund                                                    0.22%       0.55%       7.19%
  Oppenheimer Strategic Bond Fund                                          2.90%       0.55%       4.27%
  Putnam VT Growth and Income Fund                                         0.06%       0.55%      (6.68%)
  Putnam VT New Value Fund                                                 0.83%       0.55%       3.04%
  Putnam VT Vista Fund                                                     0.00%       0.55%     (33.77%)
  Putnam VT International Growth Fund                                      0.00%       0.55%     (20.85%)
  Putnam VT International New Opportunities Fund                           0.00%       0.55%     (28.91%)
  Franklin Small Cap Fund                                                  0.51%       0.55%     (15.48%)
  Templeton Foreign Securities Fund                                        5.13%       0.55%     (16.21%)
  Templeton Developing Markets Securities Fund                             1.76%       0.55%      (8.59%)
  Templeton Mutual Shares Securities Fund                                  1.74%       0.55%       6.72%

     * These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced or ceased operations, the investment income ratio is not annualized.

     ** These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

     *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                               FLEXIBLE PREMIUM

                       VARIABLE LIFE INSURANCE POLICIES

             JOINT AND LAST SURVIVOR POLICY AND SINGLE LIFE POLICY

               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 METLIFE INVESTORS VARIABLE LIFE ACCOUNT FIVE

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)

                                  MAY 1, 2003

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2003 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to MetLife Investors Distribution Company, 22 Corporate Plaza Drive, Newport Beach, CA 92660.

                                     SAI-1

                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         -----
  MetLife Investors..................................................... SAI-3
  The Separate Account.................................................. SAI-3
  Adjustment of Charges................................................. SAI-3
  Disregard of Voting Instructions...................................... SAI-3
  Performance Data...................................................... SAI-3
  Illustrations......................................................... SAI-4
  Registration Statement................................................ SAI-4
  Legal Matters......................................................... SAI-4
  Misstatement of Age or Sex Corrections................................ SAI-4
  Our Right to Contest.................................................. SAI-4
  Reports to Owners..................................................... SAI-5
  Experts............................................................... SAI-5
  Distribution.......................................................... SAI-5
  Financial Statements..................................................


                                     SAI-2

METLIFE INVESTORS


MetLife Investors Insurance Company of California was incorporated on August 29, 1972 as Industrial Indemnity Life Insurance Company, a California corporation, and changed its name to Xerox Financial Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American Life) purchased MetLife Investors which on that date changed its name to Cova Financial Life Insurance Company. On
January 6, 2000, Metropolitan Life Insurance Company (MetLife) acquired GenAmerica Corporation, the ultimate parent company of General American Life. MetLife, headquartered in New York City since 1868, is a subsidiary of MetLife, Inc., a publicly-traded company that is a leading provider of insurance and financial products and services to individual and group customers. We changed our name to MetLife Investors Insurance Company of California on February 12, 2001.


We are licensed to do business in the state of California.

THE SEPARATE ACCOUNT

We established the separate account, MetLife Investors Variable Life Account Five on March 24, 1992 to hold certain of the assets that underlie the Policies. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended.

ADJUSTMENT OF CHARGES

The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other groups or sponsored arrangements purchasing one or more Policies, we may waive or adjust the amount of the sales charge, contingent deferred sales charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies warrant an adjustment.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; or from the amount of projected premium payments. We will determine in our discretion if, and in what amount, an adjustment is appropriate. We may modify the criteria for qualification for adjustment of charges as experience is gained, subject to the limitation that such adjustments will not be unfairly discriminatory against the interests of any owner.

DISREGARD OF VOTING INSTRUCTIONS

We may, when required to do so by state insurance authorities, vote shares of the Funds without regard to instructions from Owners if such instructions would require the shares to be voted to cause an Investment Fund to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the Investment Fund. We may also disapprove changes in the investment policy initiated by Owners or trustees/directors of the Funds, if such disapproval is reasonable and is based on a good faith determination by us that the change would violate state or Federal law or the change would not be consistent with the investment objectives of the Investment Funds or which varies from the general quality and nature of investments and investment techniques used by other funds with similar investment objectives underlying other variable contracts offered by us or of an affiliated company. In the event we disregard voting instructions, a summary of this action and the reasons for such action will be included in the next annual report to owners.

PERFORMANCE DATA

We may provide information concerning the historical investment experience of the Investment Funds, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Investment Funds. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, and the selection and issue expense charge, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect

                                     SAI-3
only the mortality and expense risk charge and the fees and expenses of the underlying Investment Funds. The net rates of return show performance from the inception of the Investment Funds, which in some instances, may precede the Fund's inclusion in the Separate Account.


ILLUSTRATIONS



We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or Insured's characteristics. The illustrations are intended to show how the Death Benefit, Cash Surrender Value, and Accumulation Account Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as Face Amount, premium payments, Insured, risk class, and death benefit option. Illustrations will disclose the specified assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.



The illustrated Death Benefit, Cash Surrender Value, and Accumulation Account Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual average gross rates of return equalled the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.




REGISTRATION STATEMENT

The prospectus and this SAI omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

LEGAL MATTERS


Legal matters in connection with the Policies have been passed on by Richard C. Pearson, General Counsel of MetLife Investors Insurance Company of California. Sutherland Asbill & Brennan LLP of Washington, DC has provided legal advice on certain matters relating to the Federal securities laws.


MISSTATEMENT OF AGE OR SEX CORRECTIONS

If there is a misstatement of age or sex in the application, the amount of the death benefit will be that which would be purchased by the most recent monthly cost of insurance charge at the correct age or sex. If we make any payment or Policy changes in good faith, relying on our records, or evidence supplied to us, our duty will be fully discharged. We reserve the right to correct any errors in the Policy.

OUR RIGHT TO CONTEST

We cannot contest the validity of the Policy after it has been in effect during the Insured's lifetime with respect to the Single Life Policy, or during the lifetime of either Insured with respect to the Joint and Last Survivor Policy, for two years. With respect to the Single Life Policy, we cannot contest an increase in Face Amount with regard to material misstatements made concerning such increase after it has been in force during the Insured's lifetime for two years from the effective date of the increase. If the Policy is reinstated, the two-year period for contesting material misstatements is measured from the date of approval of the reinstatement. In addition, if the Insured with respect to the Single Life Policy (or either Insured with respect to the Joint and Last Survivor Policy) commits suicide in the two-year period, or such period as specified in state law, while sane or insane, the benefit payable will be limited to premiums paid less Indebtedness and less any partial withdrawals. With respect to the Single Life Policy, while sane or insane, if the Insured commits suicide within two years after the date of any increase in Face Amount, the death benefit for that increase will be limited to the monthly deductions for the increase. Please refer to your Policy for specific provisions.

                                     SAI-4

REPORTS TO OWNERS

Each year a report will be sent to you which shows the current Policy values, premiums paid and deductions made since the last report, and any outstanding loans.

EXPERTS


The financial statements of the Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche is 201 E. Kennedy Boulevard, Tampa, Florida 33602.






DISTRIBUTION

MetLife Investors Distribution Company received sales compensation with respect to the Separate Account in the following amounts during the periods indicated:


                                              AGGREGATE AMOUNT OF
                         AGGREGATE AMOUNT OF  COMMISSIONS RETAINED
                         COMMISSIONS PAID TO       BY METLIFE
                          METLIFE INVESTORS  INVESTORS DISTRIBUTION
                            DISTRIBUTION     COMPANY AFTER PAYMENTS
             FISCAL YEAR       COMPANY         TO BROKER DEALERS
             ----------- ------------------- ----------------------
                2000....      $ 25,692                 $0
                2001....      $ 16,106                 $0
                2002....      $837,852                 $0


                                     SAI-5

               Metlife Investors Insurance Company of California
               (Formerly Cova Financial Life Insurance Company)
      (a wholly owned subsidiary of MetLife Investors Insurance Company)
                             Financial Statements
                       December 31, 2002, 2001 and 2000
                                      and
                         Independent Auditors' Report

      Independent Auditors' Report

      The Board of Directors
      MetLife Investors Insurance Company of California
      (Formerly Cova Financial Life Insurance Company)
      Newport Beach, California

      We have audited the accompanying balance sheets of MetLife Investors Insurance Company of California (formerly Cova Financial Life Insurance Company) (the "Company") as of December 31, 2002 and 2001, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

      /s/  DELOITTE & TOUCHE LLP

      Tampa, Florida
      March 7, 2003

                  METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                  (Formerly Cova Financial Life Insurance Company)
         (a wholly owned subsidiary of MetLife Investors Insurance Company)
                                   BALANCE SHEETS
                             DECEMBER 31, 2002 AND 2001
             (Dollars in thousands, except share and per share amounts)

                                                                       2002     2001
                                                                     -------- --------
ASSETS
Investments:
 Fixed maturities available-for-sale, at fair value
   (amortized cost: $134,607 and $114,616 respectively)              $139,987 $116,692
 Mortgage loans on real estate                                          3,508    4,249
 Policy loans                                                           1,044      957
 Short-term investments                                                    45      786
                                                                     -------- --------
   Total investments                                                  144,584  122,684
Cash and cash equivalents                                              17,179    9,949
Accrued investment income                                               1,714    1,655
Premiums and other receivables                                          4,125    1,382
Deferred policy acquisition costs                                      26,199   21,522
Current income taxes receivable                                           624      317
Other assets                                                            4,704    2,351
Separate account assets                                               229,994  215,822
                                                                     -------- --------
   Total assets                                                      $429,123 $375,682
                                                                     ======== ========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
 Future policy benefits                                              $  7,894 $  6,824
 Policyholder account balances                                        148,701  112,572
 Other policyholder funds                                                 737        -
 Deferred income taxes payable                                          2,308      770
 Other liabilities                                                      1,576    4,417
 Separate account liabilities                                         229,994  215,822
                                                                     -------- --------
   Total liabilities                                                  391,210  340,405
                                                                     ======== ========

Commitments and contingencies (Note 5)

Stockholder's Equity:
Common stock, par value $233.34 per share; 30,000 shares authorized;
  12,000 shares issued and outstanding at December 31, 2002 and 2001    2,800    2,800
Additional paid-in capital                                             31,802   31,802
Retained earnings                                                       2,317      420
Accumulated other comprehensive income                                    994      255
                                                                     -------- --------
   Total stockholder's equity                                          37,913   35,277
                                                                     -------- --------
   Total liabilities and stockholder's equity                        $429,123 $375,682
                                                                     ======== ========


                   See accompanying notes to financial statements.

                  METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                  (Formerly Cova Financial Life Insurance Company)
         (a wholly owned subsidiary of MetLife Investors Insurance Company)
                                STATEMENTS OF INCOME
                FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                               (Dollars in thousands)

                                                                                              2002    2001     2000
                                                                                            -------  ------- -------
REVENUES
Premiums                                                                                    $ 1,710  $   684 $   543
Universal life and investment-type product policy fees                                        3,411    3,369   2,840
Net investment income                                                                         9,070    9,128   8,919
Other revenues                                                                                  229      100     221
Net investment (losses) gains (net of amounts allocable to deferred acquisition costs of
  $199, $397 and $(617), respectively)                                                         (631)     196  (1,193)
                                                                                            -------  ------- -------
   Total revenues                                                                            13,789   13,477  11,330
                                                                                            -------  ------- -------

EXPENSES
Policyholder benefits and claims                                                              2,967    2,141   1,026
Interest credited to policyholder account balances                                            6,720    4,947   6,133
Other expenses (excludes amounts directly related to net investment (losses) gains of $199,
  $397 and $(617), respectively)                                                              1,407    3,750   5,923
                                                                                            -------  ------- -------
   Total expenses                                                                            11,094   10,838  13,082
                                                                                            -------  ------- -------

Income (loss) before provision (benefit) for income taxes                                     2,695    2,639  (1,752)
Provision (benefit) for income taxes                                                            798      933    (466)
                                                                                            -------  ------- -------
Net income (loss)                                                                           $ 1,897  $ 1,706 $(1,286)
                                                                                            =======  ======= =======




                   See accompanying notes to financial statements.

                  METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                  (Formerly Cova Financial Life Insurance Company)
         (a wholly owned subsidiary of MetLife Investors Insurance Company)
                         STATEMENTS OF STOCKHOLDER'S EQUITY
                FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                               (Dollars in thousands)

                                                                              Retained    Accumulated
                                                                 Additional   Earnings       Other
                                                          Common  Paid-in   (Accumulated Comprehensive
                                                          Stock   Capital     Deficit)   Income (Loss)  Total
                                                          ------ ---------- ------------ ------------- -------
Balance at January 1, 2000                                $2,800  $18,802     $     -        $  -      $21,602
Capital contribution                                                4,000                                4,000
Comprehensive loss:
 Net loss                                                                      (1,286)                  (1,286)
 Other comprehensive income:
   Unrealized investment gains, net of related offsets,
     reclassification adjustments and income taxes                                            329          329
                                                                                                       -------
 Comprehensive loss                                                                                       (957)
                                                          ----------------------------------------------------
Balance at December 31, 2000                               2,800   22,802      (1,286)        329       24,645
Capital contribution                                                9,000                                9,000
Comprehensive income:
 Net income                                                                     1,706                    1,706
 Other comprehensive loss:
   Unrealized investment losses, net of related offsets,
     reclassification adjustments and income taxes                                            (74)         (74)
                                                                                                       -------
 Comprehensive income                                                                                    1,632
                                                          ----------------------------------------------------
Balance at December 31, 2001                               2,800   31,802         420         255       35,277
Comprehensive income:
 Net income                                                                     1,897                    1,897
 Other comprehensive income:
   Unrealized investment gains, net of related offsets,
     reclassification adjustments and income taxes                                            739          739
                                                                                                       -------
 Comprehensive income                                                                                    2,636
                                                          ----------------------------------------------------
Balance at December 31, 2002                              $2,800  $31,802     $ 2,317        $994      $37,913
                                                          ====================================================


                   See accompanying notes to financial statements.

                  METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                  (Formerly Cova Financial Life Insurance Company)
         (a wholly owned subsidiary of MetLife Investors Insurance Company)
                              STATEMENTS OF CASH FLOWS
                FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                               (Dollars in thousands)

                                                                                        2002      2001      2000
                                                                                     ---------  --------  --------
Cash flows from operating activities
Net income (loss)                                                                    $   1,897  $  1,706    (1,286)
 Adjustments to reconcile net income to net cash (used in) provided by operating activities:
   Depreciation and amortization expenses                                                    -       122       127
   Amortization of premiums and accretion of discounts associated with investments,
     net                                                                                (1,120)   (1,021)   (1,059)
   Losses (gains) from sales of investments, net                                           830      (593)    1,810
   Interest credited to other policyholder account balances                              6,720     4,947     6,133
   Universal life and investment-type product policy fees                               (3,411)   (3,369)   (2,840)
   Change in premiums and other receivables                                             (2,743)    2,193    13,435
   Change in deferred policy acquisition costs, net                                     (6,884)   (2,197)      855
   Change in insurance-related liabilities                                               1,612        (4)      320
   Change in income taxes payable                                                          873       932      (467)
   Change in other liabilities                                                          (3,856)      (40)   (1,480)
 Other, net                                                                              2,149     7,840    (1,457)
                                                                                     ---------  --------  --------
Net cash (used in) provided by operating activities                                     (3,933)   10,516    14,091
                                                                                     ---------  --------  --------
Cash flows from investing activities
 Sales, maturities and repayments of:
   Fixed maturities                                                                     89,078    50,732     8,311
   Mortgage loans on real estate                                                           754       100     1,067
 Purchases of:
   Fixed maturities                                                                   (107,779)  (65,556)  (12,065)
 Net change in short-term investments                                                      741      (502)     (284)
 Net change in policy loans                                                                (87)      145      (164)
 Other, net                                                                                  -         5         -
                                                                                     ---------  --------  --------
Net cash used in investing activities                                                  (17,293)  (15,076)   (3,135)
                                                                                     ---------  --------  --------

Cash flows from financing activities
 Policyholder account balances:
   Deposits                                                                             66,705    16,809    29,837
   Withdrawals                                                                         (38,249)  (17,433)  (40,859)
 Capital Contribution                                                                        -     9,000     4,000
                                                                                     ---------  --------  --------
Net cash provided by (used in) financing activities                                     28,456     8,376    (7,022)
                                                                                     ---------  --------  --------
Change in cash and cash equivalents                                                      7,230     3,816     3,934
Cash and cash equivalents, beginning of year                                             9,949     6,133     2,199
                                                                                     ---------  --------  --------
Cash and cash equivalents, end of year                                               $  17,179  $  9,949  $  6,133
                                                                                     =========  ========  ========


                   See accompanying notes to financial statements.

                  METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                  (Formerly Cova Financial Life Insurance Company)
         (a wholly owned subsidiary of MetLife Investors Insurance Company)
                            NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Business

      MetLife Investors Insurance Company of California ("MLIICCA") (formerly Cova Financial Life Insurance Company) (the "Company"), a California domiciled life insurance company, is a wholly owned subsidiary of MetLife Investors Insurance Company (formerly Cova Financial Services Life Insurance Company) ("MLIIC"), a Missouri domiciled life insurance company. MLIIC is a wholly owned subsidiary of Cova Corporation, which is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). At December 31, 2002, Cova Corporation was sold from General American Life Insurance Company ("GALIC"), a wholly owned subsidiary of GenAmerica Financial. Inc. ("GenAmerica"), to MetLife.

      The Company markets and services variable annuities, single premium deferred annuities ("SPDA"), immediate annuities, term life, variable life, and single premium whole life insurance policies. The Company is licensed to conduct business in the state of California. Most of the policies issued present no significant mortality or morbidity risk to the Company, but rather represent investment deposits by the policyholders. Single premium whole life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

      Basis of Presentation

      The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The California State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the California Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

      On January 6, 2000, GenAmerica and all of its holdings were acquired by Metropolitan Life Insurance Company ("Metropolitan Life"), a wholly owned subsidiary of MetLife, Inc. The acquisition was accounted for using the purchase method of accounting. The net purchase price attributed to the Company was approximately $21,602 thousand and was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. For the purposes of financial reporting, the Company has accounted for the acquisition as if it took place on January 1, 2000.

      The excess of the net purchase price over the fair value of net assets acquired of approximately $2,530 thousand was recorded as goodwill and was being amortized on a straight-line basis over 20 years through December 31, 2001 (see "Application of Accounting Pronouncements" below).

      The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The significant accounting policies and related judgments underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

      Certain amounts in the prior year's financials statements have been reclassified to conform to the 2002 presentation.

      Investments

      The Company's principal investments are in fixed maturities and mortgage loans; both of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, impairments and the determination of fair values. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) The length of time and the extent to which the market value has been below amortized cost; (ii) The potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) The potential for impairments in an entire industry sector or sub-sector; (iv) The potential for impairments in certain economically depressed geographic locations; (v) The potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) Other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values are based on valuation methodologies and assumptions deemed appropriate in the circumstances. The use of different assumptions may have a material effect on the estimated fair value amounts.

      The Company's fixed maturities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or net of policyholder related amounts and deferred income taxes. The cost of fixed maturities are adjusted for impairments in value deemed to be other-than-temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

      Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are included in net investment gains and losses and are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of the interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded asset.

      Policy loans are stated at unpaid principal balances.

      Short-term investments are stated at amortized cost, which approximates fair value.

      Cash and Cash Equivalents

      The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

      Deferred Policy Acquisition Costs

      The Company incurs significant costs in connection with acquiring new insurance business. These costs which vary with, and are primarily related to, the production of new business, are deferred. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality, morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. Of these factors the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs.

      Costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

      Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long-term appreciation short-term markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

      Deferred policy acquisition costs for non-participating traditional life and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

      Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

      Value of business acquired ("VOBA"), included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. The Company recorded VOBA of $20,180 thousand as a result of the acquisition of GenAmerica by Metropolitan Life.

      Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2002 is as follows:

                                  Value of             Deferred
                              Business Acquired Policy Acquisition Cost  Total
                              ----------------- ----------------------- -------
                                           (Dollars in thousands)
Balance at January 1               $13,539              $ 7,983         $21,522
Capitalizations                          -                8,650           8,650
                                   -------              -------         -------
    Total                           13,539               16,633          30,172
                                   -------              -------         -------
Amortization allocated to:
  Net investment gains                   -                  199             199
  Unrealized investment gains          783                1,424           2,207
  Other expenses                     1,333                  234           1,567
                                   -------              -------         -------
    Total amortization               2,116                1,857           3,973
                                   -------              -------         -------
Balance at December 31, 2002       $11,423              $14,776         $26,199
                                   =======              =======         =======

      Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2001 is as follows:

                                  Value of             Deferred
                              Business Acquired Policy Acquisition Cost  Total
                              ----------------- ----------------------- -------
                                           (Dollars in thousands)
Balance at January 1               $15,051              $4,274          $19,325
Capitalizations                          -               3,617            3,617
                                   -------              ------          -------
    Total                           15,051               7,891           22,942
                                   -------              ------          -------
Amortization allocated to:
  Net investment gains                   -                 397              397
  Unrealized investment gains          228                 122              350
  Other expenses                     1,284                (611)             673
                                   -------              ------          -------
    Total amortization               1,512                 (92)           1,420
                                   -------              ------          -------
Balance at December 31, 2001       $13,539              $7,983          $21,522
                                   =======              ======          =======

      Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2000 is as follows:

                                  Value of             Deferred
                              Business Acquired Policy Acquisition Cost  Total
                              ----------------- ----------------------- -------
                                            (Dollars in thousands)
Balance at January 1               $20,180              $    -          $20,180
Capitalization of policy
  acquisition costs                      -               4,298            4,298
                                   -------              ------          -------
    Total                           20,180               4,298           24,478
                                   -------              ------          -------
Amortization allocated to:
  Net investment losses                  -                (617)            (617)
  Unrealized investment gains          603                 617            1,220
  Other Expenses                     4,526                  24            4,550
                                   -------              ------          -------
    Total amortization               5,129                  24            5,153
                                   -------              ------          -------
Balance at December 31, 2000       $15,051              $4,274          $19,325
                                   =======              ======          =======

      The estimated future amortization expense for value of business acquired is $971 thousand in 2003, $857 thousand in 2004, $992 thousand in 2005, $1,028 thousand in 2006 and $1,066 thousand in 2007.

      Amortization of VOBA and deferred policy acquisition costs is allocated to (i) investment gains and losses to provide statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

      Investment gains and losses related to certain products have a direct impact on the amortization of VOBA and deferred policy acquisition costs. Presenting investment gains and losses net of related amortization of VOBA and deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

      Goodwill

      The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine if a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 20 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

      Changes in goodwill were as follows:

                                          Years ended December 31,
                                          ---------------------
                                           2002     2001    2000
                                          ------   ------  ------
                                          (Dollars in thousands)
               Net Balance at January 1   $2,278   $2,404  $2,530
               Amortization                    -     (126)   (126)
                                          ------   ------  ------
               Net Balance at December 31 $2,278   $2,278  $2,404
                                          ======   ======  ======

      Accumulated amortization from goodwill was as follows at:

                                                December 31,
                                                -------------------
                                                2002         2001
                                                ----         ----
                                                (Dollars in thousands)
                       Accumulated Amortization $252         $252
                                                ====         ====

      Future Policy Benefits and Policyholder Account Balances

      Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 9%.

      Reserves are held for future policy benefits that subject the Company to make benefit payments based upon the contractual provisions of the policies. For term, single premium whole life, and variable life policies, the primary risk is untimely death of the insured. For SPDA and flexible premium variable deferred annuities, the primary risk is untimely surrender of the policy by the policy owner for the net cash surrender value. For supplemental contracts, fixed and variable, and single premium immediate annuities, the primary risk is unexpected longevity of the annuity contract holder.

      The Company also establishes liabilities for amounts payable under insurance policies, including traditional life insurance and annuities. Generally, amounts are payable over an extended period of time and the profitability of the products is dependent on the pricing of the products. Principal assumptions used in pricing policies and in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Differences between the actual experience and assumptions used in pricing the policies and in the establishment of liabilities result in variances in profit and could result in losses.

      Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 3% to 13%, less expenses, mortality charges, and withdrawals.

      Under the variable annuity contracts, policyholder deposits are allocated to various separate account sub-accounts or the general account. A sub-account is valued at the sum of market values of the securities in its underlying investment portfolio. The contract value allocated to a sub-account will fluctuate based on the performance of the sub-account investments. The contract value allocated to the general account is credited with a fixed interest rate for a specified period. The Company may assess surrender fees against amounts withdrawn prior to the end of the withdrawal charge period. Policyholders may also incur certain federal income tax penalties on withdrawals.

      Under the variable life contracts, policyholder deposits are allocated to various separate account sub-accounts. The account value of a sub-account will fluctuate based on the performance of the sub-account investments. The Company guarantees a minimum death benefit to be paid to the beneficiaries upon the death of the insured. The Company may assess surrender fees against amounts withdrawn prior to the end of the surrender charge period. A deferred premium tax may also be assessed against amounts withdrawn in the first ten years. Policyholders may also incur certain federal income tax penalties on withdrawals.

      Under the term life insurance policies, policyholders pay a level premium over a certain period of time to guarantee a death benefit will be paid to the beneficiaries upon the death of the insured. This policy has no cash accumulation available to the policyholder.

      Under the deferred fixed annuity contracts, interest rates credited to policyholder deposits are guaranteed by the Company for periods from one to ten years, but in no case may renewal rates be less than 3%. The Company may assess surrender fees against amounts withdrawn prior to scheduled rate reset and adjust account values based on current crediting rates. Policyholders also may incur certain federal income tax penalties on withdrawals.

      Although the Company markets its products through numerous distributors, including regional brokerage firms, national brokerage firms, and banks, approximately 60%, 87%, and 97% of the Company's sales have been through two specific brokerage firms, A. G. Edwards & Sons, Incorporated, and Edward Jones & Company, Incorporated, in 2002, 2001, and 2000, respectively.

      All policy reserves are established as the present value of estimated future policy benefits such present value based upon assumed future interest, expense, mortality, and surrenders as appropriate for the particular benefit. All assumptions are based upon the Company's conservative best estimate and are reviewed no less than annually and changed when actual experience and future anticipated experience dictates.

      Recognition of Insurance Revenue and Related Benefits

      Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

      Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

      Other Revenues

      Other revenues include asset management and advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

      Reinsurance

      The Company enters into reinsurance transactions as a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish policy benefits. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the Company is subject or features that delay the timely reimbursement of claims. If the Company determines that a contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract on a deposit method of accounting.

      In the normal course of business, the Company seeks to limit its exposure to losses on large risks by ceding risks to other insurance enterprises or reinsurers. Reinsurance activities are accounted for consistent with terms of the underlying contracts. Premiums ceded to other companies have been reported as a reduction of premiums. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations. The Company evaluates the financial conditions of its reinsurers periodically.

      Income Taxes

      The Company applies the concepts of SFAS No. 109, Accounting for Income Taxes, which establishes deferred tax assets and liabilities based upon the difference between the financial statement and tax bases of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to reverse. SFAS No. 109 allows recognition of deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be realized.

      The Company files a consolidated federal income tax return with MLIIC and First MetLife Investors Insurance Company ("FMLIIC"). The method of allocation between the companies is both subject to written agreement and approval by the Board of Directors. The allocation is based upon separate return calculations, adjusted for any tax deferred intercompany transactions, with current credit for net losses to the extent recoverable in the consolidated return.

      Separate Accounts

      Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

      Application of Accounting Pronouncements

      In November 2002, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. Disclosure requirements under FIN 45 are effective for financial statements of annual periods ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to the provisions of FIN 45. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company does not expect the initial adoption of FIN 45 to have a significant impact on the Company's financial statements.

      In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"), which must be adopted for exit and disposal activities initiated after December 31, 2002. SFAS 146 will require that a liability for a cost associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) ("EITF 94-3"). As discussed in Note 13, in the fourth quarter of 2001, the Company recorded a charge of $330 million, net of income taxes of $169 million, associated with business realignment initiatives using the EITF 94-3 accounting guidance.

      Effective January 1, 2002 the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. SFAS 144 was adopted January 1, 2002. The adoption of SFAS 144 by the Company did not have a material impact on the Company's financial statements at the date of adoption.

      Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. The Company did not amortize goodwill during 2002. Amortization of goodwill was $126 thousand for both of the years ended December 31, 2001 and 2000, respectively. There were no impairments as of December 31, 2002.

      Effective April 1, 2001, the Company adopted Emerging Issues Task Force Issue ("EITF") No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 had no material impact on the Company's financial statements.

      Effective October 1, 2000, the Company adopted SAB No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the SEC's views in applying GAAP to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's financial statements.

      In July 2001, the U.S. Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's financial statements.

      Effective January 1, 2000, the Company adopted Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and
      (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's financial statements.

2.  INVESTMENTS

      Fixed Maturities

      Fixed maturities at December 31, 2002 were as follows:

                                                 Gross Unrealized Estimated
                                       Amortized ----------------   Fair
                                         Cost     Gain     Loss     Value
                                       ---------  ------  ------  ---------
                                            (Dollars in thousands)
       Bonds:
         U.S. corporate securities     $ 63,859  $4,623   $  991  $ 67,491
         Mortgage-backed securities      44,590   1,285        -    45,875
         Foreign corporate securities     7,778     463        -     8,241
         U.S. treasuries/agencies         3,456      70        -     3,526
         Asset-backed securities         13,983     627      756    13,854
         Foreign government securities      941      59        -     1,000
                                       --------   ------  ------  --------
         Total fixed maturities        $134,607  $7,127   $1,747  $139,987
                                       ========   ======  ======  ========

      Fixed maturities at December 31, 2001 were as follows:

                                                  Gross Unrealized Estimated
                                        Amortized ----------------   Fair
                                          Cost     Gain     Loss     Value
                                        ---------  ------   ----   ---------
                                            (Dollars in thousands)
        Bonds:
          U.S. corporate securities     $ 54,336  $2,182    $302   $ 56,216
          Mortgage-backed securities      29,827     209     343     29,693
          Foreign corporate securities     6,091     111      26      6,176
          U.S. treasuries/agencies         6,983       -     129      6,854
          Asset-backed securities         16,449     443     139     16,753
          Foreign government securities      930      70       -      1,000
                                        --------   ------    ----  --------
          Total fixed maturities        $114,616  $3,015    $939   $116,692
                                        ========   ======    ====  ========

      The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $8,122 thousand and $3,894 thousand at December 31, 2002 and 2001, respectively. The company did not have any non-income producing fixed maturities at December 31, 2002 and 2001.

      The amortized cost and estimated fair value of bonds at December 31, 2002, by contractual maturity date, are shown below:

                                                                Estimated
                                                    Amortized     Fair
                                                      Cost        Value
                                                    ---------   ---------
                                                    (Dollars in thousands)
        Due in one year or less                     $  6,474    $  6,537
        Due after one year through five years         41,314      44,149
        Due after five years through ten years        24,587      26,478
        Due after ten years                            3,659       3,094
                                                    --------    --------
            Subtotal                                  76,034      80,258
        Mortgage-backed and asset-backed securities   58,573      59,729
                                                    --------    --------
            Total fixed maturities                  $134,607    $139,987
                                                    ========    ========

      Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

      Sales of securities classified as available-for-sale were as follows:

                                        Years ended December 31,
                                        -----------------------
                                         2002     2001    2000
                                        -------  ------- -------
                                        (Dollars in thousands)
                Proceeds                $30,984  $34,259 $11,963
                Gross investment gains  $   674  $ 1,608 $    81
                Gross investment losses $ 1,282  $   677 $   774

      Gross investment losses above exclude writedowns recorded during 2002, 2001 and 2000 for other than temporarily impaired available-for-sale securities of $222 thousand, $354 thousand and $1,117 thousand, respectively.

      Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

      Mortgage Loans on Real Estate

      Mortgage loans on commercial real estate were $3,508 thousand and $4,249 thousand for the years ended December 31, 2002 and 2001, respectively. There was no valuation allowance in either year. There were no impaired mortgage loans on real estate for the years ended December 31, 2002, 2001 and 2000, respectively.

      Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2002, approximately 26%, 27% and 26% of the properties were located in California, Georgia and South Carolina, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

      Net Investment Income

      The components of net investment income were as follows:

                                                      Years ended December 31,
                                                      ----------------------
                                                       2002      2001    2000
                                                      ------    ------  ------
                                                      (Dollars in thousands)
    Fixed maturities                                  $8,606    $8,106  $8,116
    Mortgage loans on real estate                        313       354     102
    Policy loans                                         104        75      81
    Cash, cash equivalents and short-term investments    134       652     719
    Other                                                (73)      (51)     23
                                                      ------    ------  ------
      Total                                            9,084     9,136   9,041
    Less: Investment expenses                             14         8     122
                                                      ------    ------  ------
      Total net investment income                     $9,070    $9,128  $8,919
                                                      ======    ======  ======

      Net Investment (Losses) Gains

                                                        Years ended December 31,
                                                        ---------------------
                                                          2002     2001    2000
                                                        ------   ------ -------
                                                        (Dollars in thousands)
  Fixed maturities                                      $(830)   $ 577  $(1,810)
  Real estate and real estate joint ventures                -       16        -
                                                        -----    -----  -------
    Total                                                (830)     593   (1,810)
  Amounts allocable to deferred policy acquisition cost   199     (397)     617
                                                        -----    -----  -------
    Total net realized investment (losses) gains        $(631)   $ 196  $(1,193)
                                                        =====    =====  =======

      Investment gains and losses have been reduced by deferred policy acquisition cost to the extent that such amortization results from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

      Net Unrealized Investment Gains

      The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                              Years ended December 31,
                                             -------------------------
                                               2002     2001     2000
                                             -------  -------  -------
                                               (Dollars in thousands)
         Fixed maturities                    $ 5,380  $ 2,076  $ 1,727
         Other invested assets                   (74)     (74)       -
                                             -------  -------  -------
             Total                             5,306    2,002    1,727
                                             -------  -------  -------
         Amounts allocable to:
           Deferred policy acquisition costs  (3,777)  (1,570)  (1,220)
           Deferred income taxes                (535)    (177)    (178)
                                             -------  -------  -------
             Total                            (4,312)  (1,747)  (1,398)
                                             -------  -------  -------
         Net unrealized investment gains     $   994  $   255  $   329
                                             =======  =======  =======

      The changes in net unrealized investment gains were as follows:

                                                  Years ended December 31,
                                                  -----------------------
                                                    2002    2001    2000
                                                  -------  -----  -------
                                                   (Dollars in thousands)
      Balance at January 1                        $   255  $ 329  $     -
      Unrealized investment gains during the year   3,304    275    1,727
      Unrealized investment losses relating to:
        Deferred policy acquisition costs          (2,207)  (350)  (1,220)
      Deferred income taxes                          (358)     1     (178)
                                                  -------  -----  -------
      Balance at December 31                      $   994  $ 255  $   329
                                                  =======  =====  =======
      Net change in unrealized investment gains   $   739  $ (74) $   329
                                                  =======  =====  =======

3.  FAIR VALUE INFORMATION

      The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

      Amounts related to the Company's financial instruments were as follows:

                                                     Carrying   Estimated
                                                      Value     Fair Value
       December 31, 2002                             --------   ----------
                                                     (Dollars in thousands)
       Assets:
         Fixed maturities                            $139,987    $139,987
         Mortgage loans on real estate                  3,508       4,084
         Policy loans                                   1,044       1,044
         Short-term investments                            45          45
         Cash and cash equivalents                     17,179      17,179
       Liabilities:
         Policyholder account balances                148,701     140,642

                                                     Carrying   Estimated
                                                      Value     Fair Value
       December 31, 2001                             --------   ----------
                                                     (Dollars in thousands)
       Assets:
         Fixed maturities                            $116,692    $116,692
         Mortgage loans on real estate                  4,249       4,508
         Policy loans                                     957         957
         Short-term investments                           786         786
         Cash and cash equivalents                      9,949       9,949
       Liabilities:
         Policyholder account balances                112,572     102,648

      The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

         Fixed Maturities

            The fair value of fixed maturities is based upon quotations published by applicable exchanges or received from other reliable sources. For securities in which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

         Mortgage Loans on Real Estate

            Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

         Policy Loans

            The carrying values for policy loans approximate fair value.

         Cash and Cash Equivalents and Short-term Investments

            The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

         Policyholder Account Balances

            The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

4.  SEPARATE ACCOUNTS

      Separate accounts reflect one category of risk assumption: non-guaranteed separate accounts totaling $229,994 thousand and $215,822 thousand at December 31, 2002 and 2001, respectively, for which the policyholder assumes the investment risk.

      Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $3,411 thousand, $3,369 thousand, and $2,840 thousand for the years ended December 31, 2002, 2001 and 2000, respectively. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk.

5.  COMMITMENTS AND CONTINGENCIES

      There are no pending legal proceedings which are beyond the ordinary course of business which could have a material financial effect on the Company.

6.  INCOME TAXES

      The provision (benefit) for income taxes was as follows:

                                               Years ended December 31,
                                               ---------------------
                                                2002      2001    2000
                                               ------    ------  -----
                                               (Dollars in thousands)
          Current:
            Federal                            $ (382)   $ (242) $   -
          Deferred:
            Federal                             1,180     1,175   (466)
                                               ------    ------  -----
          Provision (benefit) for income taxes $  798    $  933  $(466)
                                               ======    ======  =====

      Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                                      Years ended December 31,
                                                      ------------------------
                                                       2002    2001     2000
                                                       -----   ----    -----
                                                      (Dollars in thousands)
       Tax provision (benefit) at U.S. statutory rate $ 943    $924    $(613)
       Tax effect of:
         Tax exempt investment income                  (145)    (36)       -
         Goodwill amortization                            -      44       44
         Return to provision adjustment                   -       -       99
         Other, net                                       -       1        4
                                                       -----    ----   -----
       Provision (benefit) for income taxes           $ 798    $933    $(466)
                                                       =====    ====   =====

      Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                       December 31,
                                                       ----------------------
                                                        2002        2001
                                                         ------      ------
                                                       (Dollars in thousands)
            Deferred income tax assets:
              Reserve for future policy benefits       $  604      $1,383
              Tax basis of intangible assets purchased    620         697
              Investments                                  58       1,099
              Loss and credit carryforwards             4,488       3,132
                                                         ------      ------
                                                        5,770       6,311
              Less: valuation allowance                   173         173
                                                         ------      ------
            Total                                       5,597       6,138
                                                         ------      ------
            Deferred income tax liabilities:
              Deferred policy acquisition costs         7,219       6,624
              Net unrealized investment gains             535         177
              Other                                       151         107
                                                         ------      ------
                                                        7,905       6,908
                                                         ------      ------
            Net deferred income tax liability          $2,308      $  770
                                                         ======      ======

      The Company has net operating loss carryforwards amounting to $11,500 thousand at December 31, 2002, which expire between 2014 and 2017. The Company also has $1,400 thousand in capital loss carryforwards at December 31, 2002 which will expire in 2005 through 2006.

      The Company has recorded a valuation allowance related to certain tax benefits. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain impaired securities will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

      On June 1, 1995, Cova Corporation purchased the Company, then known as Xerox Financial Life Insurance Company ("XFLIC"), from Xerox Financial Services, Inc. ("XFSI"), a wholly owned subsidiary of Xerox Corporation. XFSI and GALIC agreed to file an election to treat the GALIC acquisition of the Company as an asset acquisition under the provisions of Internal Revenue Code Section 338(h)(10). As a result of the election, the tax basis of the Company's assets as of the date of the GALIC acquisition was revalued based upon fair market values. The principal effect of the election was to establish a tax asset on the tax-basis balance sheet of approximately $2,900 thousand for the value of the business acquired that is amortizable for tax purposes over ten to fifteen years.

      The Company has been audited by the Internal Revenue Service for the years through and including 1996. The Company is being audited for the years 1997 through 2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

7.  REINSURANCE

      Effective April 1, 2001, the Company entered into a Yearly Renewable Term ("YRT") reinsurance agreement with Exeter Reassurance Company, Limited (a Metropolitan Life affiliate) to automatically cede varying percentages of the Guaranteed Minimum Death Benefit Rider, Guaranteed Minimum Income Benefit Rider and Earnings Preservation Benefit Rider associated with certain variable annuity contracts. The Company ceded reserves of $20 thousand and $2 thousand at December 31, 2002 and 2001, respectively. The Company recognized operating income of approximately $62 thousand and $8 thousand from this transaction in 2002 and 2001, respectively.

      Effective December 31, 1999, the Company entered into a modified coinsurance reinsurance agreement with Metropolitan Life. Under the reinsurance agreement, the Company ceded life insurance and annuity business that was issued or renewed from July 25, 1999 through December 31, 1999 to Metropolitan Life. The amount of ceded life insurance and annuity business that was issued or renewed from the Company to Metropolitan Life was approximately $10,000 thousand, $12,000 thousand and $14,000 thousand at December 31, 2002, 2001 and 2000, respectively. Net earnings to Metropolitan Life from that business are experience refunded to the Company. The agreement is treated as a financing arrangement since it does not meet the conditions for reinsurance accounting under GAAP. In substance, the agreement represents a guarantee by Metropolitan Life of new business and renewed SPDA business during this period.

      On June 1, 1995, when Cova Corporation purchased XFLIC from XFSI, it entered into a financing reinsurance transaction with OakRe Life Insurance Company ("OakRe"), then a subsidiary of XFLIC, for OakRe to assume the economic benefits and risks of the existing SPDA deposits of XFLIC. Ownership of OakRe was retained by XFSI subsequent to the sale of XFLIC and other affiliates.

      The agreement is treated as a financing arrangement since it does not meet the conditions for reinsurance accounting under GAAP. In substance, terms of the agreement have allowed the seller, XFSI, to retain substantially all of the existing financial benefits and risks of the existing business, while the purchaser, GALIC, obtained the corporate operating and product licenses, marketing, and administrative capabilities of the Company and access to the retention of the policyholder deposit base that persists beyond the next crediting rate reset date.

      On July 1, 2000, the Company recaptured all of the existing SPDA ceded to OakRe. On that same date, the Company terminated the June 1, 1995 reinsurance agreement with OakRe. The Company recognized operating income of approximately $50 thousand related to the recapture.

      The Company currently reinsures 55% of the riders containing benefit guarantees related to variable annuities. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

                                                  Years ended December 31,
                                                  -----------------------
                                                   2002      2001   2000
                                                   ------   -----   ----
                                                  (Dollars in thousands)
         Direct premiums                          $1,799    $ 787   $638
         Reinsurance ceded                           (89)    (103)   (95)
                                                   ------   -----   ----
         Net premiums                             $1,710    $ 684   $543
                                                   ======   =====   ====
         Reinsurance recoveries netted against
           policyholder benefits                  $  450    $  51
                                                   ======   =====

      Reinsurance recoverables, included in premiums and other receivables, were $1,100 thousand at both December 31, 2002 and 2001.

8.  RELATED PARTY TRANSACTIONS

      The Company entered into a Service Agreement, an Investment Management Agreement and a Principal Underwriters and Selling Agreement with its affiliated companies for 2002 and 2001. Metropolitan Life provides management services, employees, policy administration functions and investment advice necessary to conduct the activities of the Company. MetLife Investors Group, Inc. ("MLIG") and MetLife Investors Distribution Company provide distribution services to the Company. Expenses charged to the Company for these distribution services are limited to amounts that effectively equal pricing expense levels. This results in residual expenses reflected in the results of MLIG. Expenses and fees paid to affiliated companies in 2002 and 2001 by the Company were $686 thousand and $1,833 thousand, respectively.

      Prior to the Company's 2001 agreement, the Company had a contractual agreement for management, operations, and servicing with its affiliated companies. The affiliated companies were Cova Life Management Company ("CLMC"), a Delaware corporation, which provided management services and the employees necessary to conduct the activities of the Company; Conning Asset Management and Metropolitan Life, which provided investment advice; and Cova Life Administration Service Company, which provided underwriting, policy issuance, claims and other policy administration functions. Expenses and fees paid to affiliated companies in 2000 by the Company were $2,148 thousand.

      Since the company is a member of a controlled group of affiliate companies it's results may not be indicative of those of a stand alone entity.

      In 2001 and 2000, the Company received a cash capital contribution of $9,000 thousand and $4,000 thousand, respectively, from MLIIC. There were no capital contributions in 2002.

      On September 10, 2002, the Company's Board of Directors approved an Agreement and Plan of Merger providing for the merger of the Company with and into MLIIC, with MLIIC being the surviving corporation of the merger. MLIIC is pursuing the certificate of authority and authorizations to offer variable annuities and variable life insurance from the California Department of Insurance. Upon receipt of these approvals, the Agreement will be presented to COVA Corporation, as sole shareholder of MLIIC for approval. This merger should not impact the operations of the Separate Account. If approved, the Separate Account will become a separate account of MLI.

9.  OTHER EXPENSES

      Other expenses were comprised of the following:

                                                        Years ended December 31,
                                                       -------------------------
                                                         2002     2001     2000
                                                       -------  -------  -------
                                                         (Dollars in thousands)
Compensation                                           $   125  $   311  $   942
Commissions                                              7,061    3,340    3,123
Interest costs                                              37        -        -
Amortization of policy acquisition costs (excludes
  amortization of $199, $397 and $(617), respectively,
  related to realized investment gains (losses))         1,965      673    4,550
Capitalization of policy acquisition costs              (8,650)  (3,617)  (4,298)
Rent, net of sublease income                                 -      379      468
Other                                                      869    2,664    1,138
                                                       -------  -------  -------
  Total other expenses                                 $ 1,407  $ 3,750  $ 5,923
                                                       =======  =======  =======

10. STATUTORY CAPITAL AND RESTRICTIONS

      Dividend Restrictions

      Only dividends from earned surplus can be paid by State of California insurance companies to shareholders without prior approval of the insurance commissioner. As such, no dividends are permissible in 2003 without prior approval of the insurance commissioner.

      Statutory Equity and Income

      Applicable insurance department regulations require that the insurance companies prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, and valuing securities on a different basis. Statutory net losses of the Company, as filed with the Department, was $4,639 thousand, $2,759 thousand, and $4,470 thousand for the years ended December 31, 2002, 2001 and 2000, respectively; statutory capital and surplus, as filed with the Department, was $10,600 thousand, $15,169 thousand at December 31, 2002, and 2001 respectively.

      The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, became effective on January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification for the preparation of statutory financial statements effective January 1, 2001. The adoption of the Codification in accordance with NAIC guidance increased the Company's capital and surplus by approximately $420 thousand as of January 1, 2001 which primarily relates to accounting principles regarding income taxes. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory surplus and capital.

11. OTHER COMPREHENSIVE INCOME (LOSS)

      The following table sets forth the reclassification adjustments required for the years ended December 31, 2002, 2001 and 2000 to avoid double-counting in other comprehensive income (loss) items that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss):

                                                                    Years Ended December 31,
                                                                    -----------------------
                                                                      2002     2001    2000
                                                                    -------  -------  -----
                                                                     (Dollars in thousands)
Holding gains on investments arising during the year                $ 4,232  $ 1,881  $ 857
Income tax effect of holding gains                                   (1,382)       4   (300)
Reclassification adjustments:
  Recognized holding losses (gains) included in current
    year income                                                         768     (593)  (350)
  Amortization of premiums and accretion of discounts associated
    with investments                                                   (126)  (1,013)     -
  Recognized holding losses allocated to other
    policyholder amounts                                                199      397      -
  Income tax effect                                                    (274)      (1)   122
Allocation of holding losses on investments relating to other
  policyholder amounts                                               (3,976)    (747)     -
Income tax effect of allocation of holding gains or losses to other
  policyholder amounts                                                1,298       (2)     -
                                                                    -------  -------  -----
Other comprehensive income (loss)                                   $   739  $   (74) $ 329
                                                                    =======  =======  =====

                            PART C: OTHER INFORMATION

Item 27. Exhibits

          (a)           Resolutions of the Board of Directors of COVA Financial
                        Life Insurance Company dated March 24, 1992 1
          (b)           None
          (c) (i)       Form of Principal Underwriters Agreement between
                        MetLife Investors Insurance Company of California and
                        MetLife Investors Distribution Company 5
              (ii)      Form of Selling Agreement between MetLife Investors
                        Insurance Company of California, MetLife Investors
                        Distribution Company, Broker Dealer and General Agent 7
              (iii)     Form of Amendment to Selling Agreement between MetLife
                        Investors Insurance Company of California, MetLife
                        Investors Distribution Company, Broker-Dealer and
                        General Agent 7
              (iv)      Schedule of Commissions 7
          (d) (i)       Flexible Premium Joint and Last Survivor Policy 3
              (ii)      Flexible Premium Variable Life Policy 4
              (iii)     Riders to the Policy (Joint and Survivor Policy) 3
                        (Waiver of Specified Premium Rider, Anniversary Partial
                           Withdrawal Rider, Estate Preservation Term Rider, Joint Supplemental Coverage Rider, Lifetime Coverage Rider, Secondary Guarantee Rider, Divorce Split Policy Option Rider)
              (iv)      Additional Riders to the Policy 4
                        (Accelerated Benefit Rider, Anniversary Partial
                           Withdrawal Rider, Guaranteed Survivor Plus Purchase Option Rider, Lifetime Coverage Rider, Secondary Guarantee Rider, Supplemental Coverage Rider, Waiver of Monthly Deduction Rider, Waiver of Specified Premium Rider)
              (v)       Endorsement (Name Change) 5
          (e) (i)       Application Forms - Joint and Last Survivor Policy 3
              (ii)      Application Forms - Flexible Premium Variable Life
                        Insurance Policy 4
          (f) (i)       Articles of Incorporation of the Company 2
              (ii)      By-Laws of the Company 2

          (g)           Reinsurance Agreements

          (h) (i) Form of Participation Agreement between Met Investors Series Trust, Met Investors Advisory Corp., MetLife Investors Distribution Company and MetLife Investors Insurance Company of California 7
              (ii) Form of Participation Agreement between Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and MetLife Investors Insurance Company of California 7
              (iii) Form of Participation Agreement between New England Zenith Fund, New England Investment Management, LLC, New England Securities Corporation and MetLife Investors Insurance Company of California 7
          (i)           None
          (j)           None

          (k) (i)       Opinion and Consent of Counsel
          (l)           None
          (m)           None
          (n) (i)       Consent of Sutherland Asbill & Brennan LLP
              (ii)      Consent of Independent Auditors

          (o)           None
          (p)           None
          (q)           None

          (r)           Powers of Attorney 8


1 Incorporated by reference to the Registration Statement on Form S-6 (File No. 333-37559) as filed on October 9, 1997.
2 Incorporated by reference to Pre-Effective Amendment No.1 to the Registration Statement on Form S-6 (File No. 333-37559) as filed on November 13, 1997.
3 Incorporated by reference to the Registration Statement on Form S-6 (File No. 333-83203) as filed on July 19, 1999.
4 Incorporated by reference to the Registration Statement on Form S-6 (File No. 333-83183) as filed on July 19, 1999.
5 Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 (File No. 333-83203) as filed on April 26, 2001.
6 Incorporated by reference to the Registration Statement on Form S-6 (File No. 333-69852) as filed on September 21, 2001.
7 Incorporated by reference to Pre-Effective Amendment No.1 to the Registration Statement on Form S-6 (File No. 333-69852) as filed on December 20, 2001.

8 Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 (File No. 333-69852) as filed on February 5, 2003.


Item 28. Directors and Officers of the Depositor

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable life contracts offered by the Registrant and the executive officers of the Company:

Name and Principal Business Address         Positions and Offices with Depositor
-----------------------------------         ------------------------------------
Michael K. Farrell *                        Chairman of the Board, President and
                                            Chief Executive Officer
James P. Bossert *                          Director, Executive Vice President
                                            and Chief Financial Officer
Susan A. Buffum *****                       Director
Michael R. Fanning **                       Director
Hugh C. McHaffie **                         Director
Richard C. Pearson *                        Director, Executive Vice President,
                                            General Counsel and Secretary
Peter M. Schwarz ****                       Director

Kenneth Jaffe *                             Executive Vice President, Chief
                                            Information Officer
Brian A. Kroll *                            Executive Vice President, Chief
                                            Actuary, Product Management
Anthony J. Williamson ***                   Treasurer

* MetLife Investors, 22 Corporate Plaza Drive, Newport Beach, CA 92660
** MetLife, 501 Boylston Street, Boston, MA 02116
*** MetLife, One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101
**** MetLife, One Madison Avenue, New York, NY 10010
***** MetLife, 10 Park Avenue, Morristown, NJ 07960

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. The Depositor is organized under the laws of California. No person is controlled by the Registrant.

          ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2002

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2002. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association  (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Capital Trust I (DE)

E.    Aseguradora Hidalgo, S.A. (Mexico)

F.    Metropolitan Insurance and Annuity Company (DE)

G. MetLife Pensiones S.A. (Mexico)- Ownership of MetLife Pensiones S.A. and Seguros Genesis, S.A. (Mexico) is as follows: MetLife, Inc. owns 97.4738%, and Metropolitan Asset Management Corporation owns 2.5262%.

H. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by Met-Life, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Reaseguros de Vida S.A. (Chile)- 99.999735% is owned by MetLife Chile Inversiones Limitada and 0.000265% is owned by MetLife International Holdings, Inc.

      2. MetLife Chile Seguros de Vida S.A. (Chile)- 95.7302007% is owned by MetLife Chile Inversiones Limitada, 4.2696274% by MetLife Chile Reaseguros de Vida S.A. and 0.0001719% by MetLife International Holdings, Inc.

I. Seguros Genesis S.A. (Mexico)- Ownership of MetLife Pensiones S.A. and Seguros Genesis, S.A. (Mexico) is as follows: MetLife, Inc. owns 97.4738%, and Metropolitan Asset Management Corporation owns 2.5262%.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

      1.    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

K.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

      3.    MetLife Investors Insurance Company (MO)

            a)    MetLife Investors Insurance Company of California (CA)

            b)    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

      1.    WSS Insurance Agency of Massachusetts, Inc. (MA)

      2.    Walnut Street Advisers, Inc. (MO)

      3.    WSS Insurance Agency of Nevada, Inc. (NV)

M.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Group of Ohio (OH)

      3.    Security First Insurance Agency (MA)

      4.    MetLife Investors Distribution Company (DE)

      5.    MetLife Investors Insurance Agency, Inc. (Nevada)

      6.    Met Investors Advisory, LLC (DE)

      7.    MetLife Investors Financial Agency, Inc. (TX)

N.    MetLife International Holdings, Inc. (DE)

      1. MetLife Iberia, S.A.(Spain)- Shares of MetLife Iberia, S.A. are held by MetLife International Holdings at 80%.

            a)    Seguros Genesis S.A. (Spain)

            b) Genesis Seguros Gnerales, Sociedad Anonima de Seguros y Reaseguros (Spain)

      2.    Natiloportem Holdings, Inc.(DE)

            a) Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Metropolitan Life Insurance Company.

            b)    Metropolitan Company Limited (Isle of Man)

            c)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

            d) European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

      3. MetLife India Insurance Company Private Limited (India)-26% of the shares of MetLife India Insurance Company Private Limited are held by MetLife International Holdings, Inc. and 74% by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

      5.    Metropolitan Life Seguros de Retiro S.A. (Argentina)

      6.    Metropolitan Life Seguros de Vida S.A. (Argentina)

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Vida S.A. (Argentina) and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.

      7. MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia are held by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

      8. Metropolitan Life Ubezpieczen na Zycie S.A. (Poland)- 48% of the shares of Metropolitan Life Ubezpieczen na Zycie S.A. are held directly by MetLife, Inc.

      9.    MetLife Insurance Company of Korea Limited (South Korea)

      10.   Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)

            a) Seguradora Seasul S.A. (Brazil) - 99.89% of the shares of Seguradora Seasul S.A. are held by Metropolitan Life Seguros e Previdencia Privada S.A.

O.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Four Company is held by 334 Madison Euro Investments, Inc. and 1% is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc.(MA)- AEW Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   New England Portfolio Advisors, Inc. (MA)

      11.   Benefit Services Corporation (GA)

      12.   One Madison Merchandising L.L.C. (CT)

      13.   Transmountain Land & Livestock Company (MT)

      14.   MetPark Funding, Inc. (DE)

      15.   HPZ Assets LLC (DE)

      16.   MetDent, Inc. (DE)

      17.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      18.   Metropolitan Tower Realty Company, Inc. (DE)

      19.   Metropolitan Tower Life Insurance Company (DE)

      20.   Security Equity Life Insurance Company (NY)

      21.   MetLife Security Insurance Company of Louisiana (LA)

      22. P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company.

      23.   Met Life Holdings Luxembourg S.A. (Luxembourg)

      24.   Metropolitan Life Holdings Netherlands BV (Netherlands)

      25.   MetLife (India) Private Ltd. (India)

      26.   Metropolitan Marine Way Investments Limited (Canada)

      27. MetLife Central European Services Spolka z Organiczona Odpowiedzialmoscia (Poland)

      28.   MetLife Investments Ireland Limited (Ireland)

      29.   MetLife Private Equity Holdings, LLC (DE)

      30.   MetLife Securities, Inc. (DE)

      31.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR. 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

                  (1)   Coating Technologies International, Inc. (DE)

      32.   Metropolitan Realty Management, Inc. (DE)

            a)    Edison Supply and Distribution (DE)

            b)    Cross & Brown Company (NY)

                  (1)   CBNJ, Inc.(NJ)

      33.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      34.   MetLife Holdings, Inc.

            a)    MetLife Credit Corp.

            b)    MetLife Funding, Inc.

      35.   Metropolitan Property & Casualty Insurance Company

            a)    Metropolitan General Insurance Company (RI)

            b)    Metropolitan Casualty Insurance Company (RI)

            c)    Metropolitan Direct Property and Casualty Insurance Company
                  (RI)

            d)    Met P&C Managing General Agency, Inc.(TX)

            e)    MetLife Auto & Home Insurance Agency, Inc. (RI)

            f)    Metropolitan Group Property and Casualty Insurance Company
                  (RI)

                  (1) Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

            g)    Metropolitan Lloyds, Inc. (TX)

                  (1) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

            h)    Economy Fire & Casualty Company (IL)

                  (1)   Economy Preferred Insurance Company (IL)

                  (2)   Economy Premier Assurance Company (IL)

      36.   SSRM Holdings, Inc. (DE)

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc.(DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Capital Corporation (CA)

                  (5)   SSR Development Partners LLC (DE)

                  (6) Metric Property Management, Inc. (DE)- 50% of Metric Property Management is held by Metric Realty and SSR Realty Advisors, Inc.

                  (7) Metric Realty (IL)- 50% of Metric Realty is held by SSR Realty Advisors, Inc.

      37.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE) - 73.78% Limited Partnership interest of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A.(Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      38.   MetLife General Insurance Agency, Inc. (DE)




            a)    MetLife General Insurance Agency of Alabama, Inc. (DE)

            b)    MetLife General Insurance Agency of Kentucky, Inc. (DE)

            c)    MetLife General Insurance Agency of Mississippi, Inc. (DE)

            d)    MetLife General Insurance Agency of North Carolina, Inc. (DE)

            e)    MetLife General Insurance Agency of Texas, Inc.(DE)

            f)    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

      39.   MetLife New England Holdings, Inc. (DE)

            a)    New England Life Insurance Company (MA)

                  (1)   New England Life Holdings, Inc. (DE)

                         (a)   New England Securities Corporation (MA)

                        (b)   Hereford Insurance Agency, Inc. (MA)

                        (c)   Hereford Insurance Agency of Hawaii, Inc. (HI)

                        (d)   Fairfield Insurance Agency of Texas, Inc. (TX)

                        (e)   MetLife Advisers, LLC (MA)

                        (f)   N.L. Holding Corp. (DEL) (NY)

                              (i) Nathan & Lewis Securities, Inc. (NY)

                              (ii) Nathan & Lewis Associates-Arizona, Inc. (AZ)

                              (iii) Nathan & Lewis of Nevada, Inc. (NV)

                              (iv) Nathan & Lewis Associates, Inc. (NY)

                                    (A)   Nathan and Lewis Insurance Agency of
                                          Massachusetts, Inc. (MA)

                                    (B)   Nathan and Lewis Associates of Texas,
                                          Inc. (TX)

                  (2)   Newbury Insurance Company, Limited (Bermuda)

                  (3)   New England Pension and Annuity Company (DE)

                  (4)   Omega Reinsurance Corporation (AZ)

      40.   GenAmerica Financial Corporation (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Distributors, Inc. (MO)

            c)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   John S. McSwaney & Associates, Inc. (ND)

                  (3) GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation are owned by General American Life Insurance Company.

                  (4)   Krisman, Inc. (MO)

                  (5)   White Oak Royalty Company (OK)

                  (6)   Equity Intermediary Company (MO)

                        (a) Reinsurance Group of America, Incorporated (MO)- 48.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company and 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company.

                              (i)   Reinsurance Company of Missouri,
                                    Incorporated (MO)


                                    (A)   RGA Reinsurance Company (MO)

                                          (aa)  Fairfield Management Group,
                                                Inc.(MO)

                                                (a.1) Reinsurance Partners, Inc.
                                                      (MO)

                                                (a.2) Great Rivers Reinsurance
                                                      Management, Inc. (MO)

                                                (a.3) RGA (U.K.) Underwriting
                                                      Agency Limited (United
                                                      Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (v) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vi)  RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (vii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                              (viii) RGA Holdings Limited (U.K) (United Kingdom)

                              (ix)  RGA UK Services Limited (United Kingdom)

                              (x)   RGA Capital Limited U.K. (United Kingdom)

                              (xi)  RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (xii) RGA South African Holdings (Pty) Ltd. (South
                                    Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xiii)RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xiv) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xv)  RGA Argentina S.A. (Argentina)

                              (xvi) Regal Atlantic Company (Bermuda)
                                    Ltd.(Bermuda)

                              (xvii)Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), an indirect wholly owned subsidiary of Metropolitan.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly-owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

Item 30. Indemnification

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

The Bylaws of the Company (Article V, Section 9) provide that: This corporation shall indemnify, to the fullest extent allowed by California law, its present and former directors and officers against expenses, judgments, fines, settlements, and other amounts incurred in connection with any proceeding or threatened proceeding brought against such directors or officer in their capacity as such. Such indemnification shall be made in accordance with procedures set forth by California law. Sums for expenses incurred in defending any such proceeding may also be advanced to any such director or officer to the extent and under the conditions provided by California law.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

     (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):

     Met Investors Series Trust
     MetLife Investors USA Separate Account A
     MetLife Investors Variable Annuity Account One
     MetLife Investors Variable Life Account One
     MetLife Investors Variable Annuity Account Five
     First MetLife Investors Variable Annuity Account One

     (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 22 Corporate Plaza Drive, Newport Beach, CA 92660.

Name and Principal Business Address         Positions and Offices with Depositor
-----------------------------------         ------------------------------------
James P. Bossert *                          Director
Charles M. Deuth *                          Director, Executive Vice President,
                                            Channel Marketing
Michael K. Farrell *                        Director
Elizabeth M. Forget **                      Director, Executive Vice President,
                                            Money Management
Paul Hipworth *                             Executive Vice President, Chief
                                            Financial Officer
Kenneth Jaffe *                             Director, Executive Vice President,
                                            Chief Information Officer
Brian A. Kroll *                            Director
Paul A. LaPiana *                           Executive Vice President, Life
                                            Markets
Richard C. Pearson *                        Director and President
Leslie Sutherland *                         Executive Vice President,
                                            Broker/Dealer and Bank
Edward C. Wilson *                          Director, Executive Vice President,
                                            Wirehouse
Anthony J. Williamson **                    Treasurer

* MetLife Investors, 22 Corporate Plaza Drive, Newport Beach, CA 92660 ** MetLife, One Madison Avenue, New York, NY 10010

     (c)  Compensation From the Registrant.


            (1)                       (2)                     (3)                    (4)                    (5)
     Name of Principal          Net Underwriting        Compensation
        Underwriter              Discounts and            on Events               Brokerage                Other
                                  Commissions          Occasion-ing the          Commissions            Compensation
                                                        Deduction of a
                                                        Deferred Sales
                                                            Load
MetLife Investors
Distribution                        $837,852                  ---                    ---                    ---
Company


Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

Item 32. Location of Accounts and Records

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a)  Registrant

     (b)  Metropolitan Life Insurance Company
          One Madison Avenue
          New York, New York 10010

     (c)  MetLife Investors Distribution Company
          22 Corporate Plaza Drive
          Newport Beach, CA 92660.

Item 33. Management Services

Not Applicable.

Item 34. Fee Representation

     Pursuant to Investment Company Act Section 26(I), MetLife Investors Insurance Company of California ("Company") hereby represents that the fees and charges deducted under the Policy described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MetLife Investors Variable Life Account Five, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach and State of California, on this 29th day of April, 2003.


                          MetLife Investors Variable Life Account Five

                                         (Registrant)

                          By:  MetLife Investors Insurance Company of California



                            By:      /s/ Richard C. Pearson
                               --------------------------------------
                                     Richard C. Pearson
                                     Executive Vice President, General Counsel
                                     and Secretary

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, MetLife Investors Insurance Company of California certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach and State of California, on this 29th day of April, 2003.


                          MetLife Investors Insurance Company of California (Depositor)


                          By:      /s/ Richard C. Pearson
                             --------------------------------------
                                   Richard C. Pearson
                                   Executive Vice President, General Counsel
                                   and Secretary


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons, in the capacities indicated, on April 29, 2003.


/s/ Michael K. Farrell*
----------------------------------           Chairman of the Board, President
Michael K. Farrell                           and Chief Executive Officer


/s/ James P. Bossert *                       Director, Executive Vice President
-----------------------                      and Chief Financial Officer
James P. Bossert                             (Principal Accounting Officer)

/s/ Susan A. Buffum *
----------------------------------
Susan A. Buffum                              Director

/s/ Michael R. Fanning *
----------------------------------
Michael R. Fanning                           Director

/s/ Hugh C. McHaffie *
----------------------------------
Hugh C. McHaffie                             Director

/s/ Richard C. Pearson *
----------------------------------           Director, Executive Vice President,
Richard C. Pearson                           General Counsel and Secretary

/s/ Peter M. Schwarz *
----------------------------------
Peter M. Schwarz                             Director


                                    By:        /s/ John E. Connolly, Jr.
                                        ----------------------------------------
                                         John E. Connolly, Jr., Attorney-in-fact


* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 2 to the Variable Account's Form N-6 Registration Statement, File No. 333-69852, filed on February 5, 2003.

                                  Exhibit Index


     (g)     Reinsurance Agreements

     (k)     Opinion and Consent of Richard C. Pearson, Esq.

     (n)(i)  Consent of Sutherland Asbill & Brennan LLP

     (n)(ii) Consent of Independent Auditors